UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07443

Name of Registrant:	Vanguard Whitehall Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000 Date of fiscal year end: October 31 Date of reporting period: October 31, 2016 – April 30, 2017 Item 1: Reports to Sha

Semiannual Report | April 30, 2017

Vanguard Selected Value Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangements.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Selected Value Fund returned 16.73% for the six months ended April 30, 2017, more than 4 percentage points ahead of the 12.42% return of its benchmark, the Russell Midcap Value Index, and the 12.68% average return of its mid-capitalization value fund peers.

• Growth stocks surpassed value, while small-cap stocks exceeded mid- and large-caps.

• The Selected Value Fund’s three advisors invest in the stocks of mid-cap companies they consider undervalued by the marketplace with solid prospects for recovery.

• All ten of the industry sectors represented in the fund recorded positive results.

Only energy stocks, which returned less than 1%, failed to post double digits.

• Financials, the fund’s largest sector holding, contributed more than 5 percentage points to results. The advisors’ significant sector exposure boosted performance.

• Industrials, information technology, and consumer discretionary stocks were also strong contributors and outpaced their benchmark sector returns.

Total Returns: Six Months Ended April 30, 2017
Total
Returns
Vanguard Selected Value Fund	16.73%
Russell Midcap Value Index	12.42
Mid-Cap Value Funds Average	12.68
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Selected Value Fund	0.35%	1.20%

The fund expense ratio shown is from the prospectus dated February 23, 2017, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2017, the fund’s annualized expense ratio was 0.38%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Mid-Cap Value Funds.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

“Buy what you know.”

It’s one of the adages of investing, and it has plenty of intuitive appeal. After all, the familiar seems inherently less risky. It’s no wonder that many investors heavily tilt their portfolios toward the stocks and bonds of their home country. This is known in investing parlance as “home bias.”

U.S. investors sometimes think they can get all the global diversification they need by owning shares of U.S.-based multinational companies. And that may seem like the best of both worlds: international diversification without ever leaving the friendly confines of home.

The potential pitfall is that, as Vanguard research has suggested, the performance of a company’s shares tends to be highly correlated to its domestic market, regardless of where that company conducts most of its business.

Americans aren’t alone in being portfolio homebodies. Vanguard has found that in a range of developed countries—Australia, Canada, Japan, and the United Kingdom, as well as the United States—investors held a greater percentage of domestic stocks than would be indicated if they had taken their cues from a globally diversified, market-weighted benchmark. (You can see this tendency in the chart later in this letter.)

2

Why home bias exists

Vanguard’s Investment Strategy Group identified a range of reasons why investors might not embrace global diversification, including concerns about currency risk and an expectation that their home country will deliver outsized returns.

One factor we identified—preference for the familiar—seems particularly relevant. With so much global uncertainty about geopolitics, monetary policy, and the economic outlook, it’s understandable why investors may not want to stray too far from home.

But in their aversion to the unknown, investors can end up increasing, rather than lessening, their risks. That’s because they’re sacrificing broad global diversification—one of the best ways I know of to help control risk.

In many cases, individual country markets are much less diversified than the global market in total. Global investing, then, can be an answer for investors who want to reduce concentration risk. That can include overconcentration in a particular country, region, or industry.

And the good news is that global investing is easier than ever, thanks to the wide availability of low-cost, internationally diversified stock and bond funds. It’s possible, in a sense, to own the whole world with just a couple of funds.

Market Barometer
			Total Returns
		Periods Ended April 30, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.46%	18.03%	13.63%
Russell 2000 Index (Small-caps)	18.37	25.63	12.95
Russell 3000 Index (Broad U.S. market)	13.83	18.58	13.57
FTSE All-World ex US Index (International)	10.55	12.98	5.60

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-0.67%	0.83%	2.27%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.34	0.14	3.16
Citigroup Three-Month U.S. Treasury Bill Index	0.23	0.37	0.11

CPI
Consumer Price Index	1.16%	2.20%	1.22%

3

Expanding our opportunities

A key to overcoming home bias is reframing the way we look at investing outside our home countries. Take, for example, automakers or pharmaceutical companies. There are well-regarded firms in both industries located throughout the world. Over the next five years, nobody can know for sure whether a Japanese or U.S. or European company will produce a popular new sedan that outsells the competition or come up with new treatments to combat illness. So why not own them all? And that includes their bonds along with their stocks.

Full global diversification also allows you to capitalize on opportunities in both developed and emerging economies. Betting on which individual country—let alone company—will be the next market darling can be a fool’s errand.

A better choice can be to harness the potential of all markets. In my personal investment account, I have an emerging markets position that complements my developed-market holdings. Not only can global diversification help control risk, but it can also expand our set of opportunities among stocks and bonds.

Home bias shows investors across the world are fixated on the familiar

Investors often own a greater share of their home country’s stocks than would be indicated by the allocations of a globally diversified, market-capitalization-weighted index fund.

Notes: Data as of December 31, 2014 (the latest available from the International Monetary Fund, or IMF), in U.S. dollars. Domestic investment is calculated by subtracting total foreign investment (as reported by the IMF) in a given country from its market capitalization in the MSCI All Country World Index. Given that the IMF data are voluntary, there may be some discrepancies between the market values in the survey and the MSCI ACWI.

Sources: Vanguard, based on data from the IMF’s Coordinated Portfolio Investment Survey (2014), Bloomberg, Thomson Reuters Datastream, and FactSet.

4

Ultimately, I believe we have the best chance for investment success by giving ourselves more opportunities, not fewer. Own the whole haystack and you never have to worry about finding the needle.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

May 12, 2017

5

Advisors’ Report

For the six months ended April 30, 2017, Vanguard Selected Value Fund returned 16.73%. Your fund is managed by three independent advisors. This provides exposure to distinct yet complementary investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. (Please note that the Pzena Investment Management discussion refers to industry sectors as defined by Russell classifications rather than the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on May 17, 2017.

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	60	6,035	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the market
			average and dividend yields above the market average.
Pzena Investment Management,	21	2,145	Uses a fundamental, bottom-up, deep-value-oriented
LLC			investment strategy. Seeks to buy good businesses at
			low prices, focusing exclusively on companies that are
			underperforming their historically demonstrated
			earnings power.
Donald Smith & Co., Inc.	17	1,708	Conducts fundamental research on the lowest
			price-to-tangible book value companies. Research
			focuses on underlying quality of book value and assets,
			and on long-term earnings potential.
Cash Investments	2	194	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a cash position.

6

Barrow, Hanley, Mewhinney &
Strauss, LLC

Portfolio Managers:

James P. Barrow,
Executive Director

Mark Giambrone,
Managing Director

Equity performance over the last six months has been positive for our strategy, as the outlook for global and economic growth is improving and the new administration in Washington is being viewed as business-friendly. If markets cannot rely on potential new policy and tax initiatives or continued easy-money policies as an incentive to drive valuations higher, investors must once again look at companies’ earnings and underlying fundamentals. Our bottom-up value process will benefit from such change and the opportunities it creates.

We are underweighted in utilities, real estate investment trusts (REITs), and information technology, believing that traditional yield plays like utilities and REITs have had substantial runs because of continued low interest rates and that they have little room for valuation upside or meaningful yield relative to their histories. We also see considerable risk to these valuation levels as interest rates rise.

Markets appear to be priced for robust earnings growth, a continuation of high margins, and an expectation of pro-growth policies. We believe we are positioned appropriately to take advantage of value in the market, believe we are past the point of maximum uncertainty, and expect our performance to continue to recover and benefit from such an environment. Further, we believe that the highly correlated, macro-driven bull market—now in its eighth year—is turning in favor of differentiated stock selection and that our active management will reap the benefits.

Pzena Investment Management , LLC

Portfolio Managers:

Richard Pzena, Managing Principal
and Co-Chief Investment Officer

John Flynn, Principal

Ben Silver, CFA, CPA, Principal

The market rotation that began in early 2016 out of the bond proxies and into economically sensitive sectors continued and accelerated after the U.S. election, as the market concluded that the new administration would lower taxes, increase infrastructure spending, and reduce regulation.

Our financial holdings, which constituted almost 40% of the portfolio, rose 22% for the period. An improving economic outlook, rising interest rates, and increasing trading volumes drove financials’ performance. Benefiting most were Voya Financial, Comerica, Regions Financial, and KeyCorp. Despite the strong performance, we have not materially changed the portfolio’s positioning in financials, as these companies were the most deeply discounted in the portfolio heading into last year, and we believe

7

they still represent the most compelling risk/reward opportunity in the investment universe today.

In producer durables, Terex, which makes aerials and cranes, was the top individual performer, gaining nearly 50%. Terex also benefited from an improving economic outlook and the possibility of increased infrastructure investment. In December, the company hosted a well-received investor day at which the new CEO laid out a series of restructuring initiatives. We trimmed some shares but maintain the position as management moves to simplify the business and improve returns.

Our energy holdings partly detracted from relative performance. Although we are underweighted in the sector, one holding in particular, Cenovus Energy, fell more than 30% because of its announced buyout of Conoco Phillips’ oil sands interest.

As pharmaceutical drug pricing and overall health care spending garnered more attention in last year’s presidential election, health care companies began appearing on our research screens. Our initial work focused on the pharmaceutical supply chain, and the addition of Mylan NV and Cardinal Health reflects the outcome of some of this work. To fund our new purchases, we trimmed our positions in Parker Hannifin and Seagate Technology as their prices appreciated.

Portfolio positioning has consistently focused on financials and other economically sensitive industries where we continue to see opportunity despite the recent run-up in prices. Valuation spreads remain wide, and when we look at past cycles, we conclude that we are still in the foothills of the current value upswing.

Donald Smith & Co., Inc.

Portfolio Managers:

Donald G. Smith, President and
Chief Investment Officer

Richard L. Greenberg, CFA, Senior Portfolio
Manager and Director of Research

The portfolio as of the end of April 2017 continues to meet our criteria of owning a concentrated portfolio of low price-to-tangible book value stocks with attractive long-term earnings potential. The portfolio currently sells at 114% of tangible book value and 8.9 times our estimate of “normalized” earnings. In contrast, the S&P 500 Index sells at 882% of tangible book value and 17.7 times normalized earnings.

The top contributors to performance were technology holdings (Micron Technology rose 61.3% and Celestica 20.3%); financials (Unum rose 30.9%, CNA 23.8%, Everest 23.7%, and XL Group 20.6%); airlines/aircraft leasing companies (Air France rose 38.8%, JetBlue Airways 24.9%, and Aercap 11.9%); and home builders (Toll Brothers rose 31.2% and Taylor Morrison 21.5%).

In the months after the election, Donald Trump’s victory and the prospect of higher interest rates and industry deregulation

8

lifted stocks across the board. The portfolio’s insurance holdings benefited from this broad-based rally in financial stocks. Micron rose amid a strong increase in memory prices, lower costs with the completion of key technology transitions, and strong earnings guidance. Air France has benefited from improving employee relations and higher ticket prices.

Precious metals companies detracted most from performance (Yamana Gold fell 24.2% and Kinross Gold fell 9.6%). Gold declined immediately after the election, but it rebounded early in 2017 with increased market uncertainty over President Trump’s various trade and immigration policies.

We trimmed our holdings in CNA Financial, XL Group, Axis, Micron, MFA Financial, Celestica, and Unum. We added to Yamana, IAMGold, and Toll Brothers. We sold our shares of Tidewater, NRG Energy, and Paragon Offshore. Ingram Micro was eliminated after the Chinese conglomerate HNA Group completed its acquisition of the company in December.

The portfolio has two new holdings. We had an opportunity to develop a position in high-quality home builder Taylor Morrison

(share price of $19.02) as its private equity sponsors accelerated the liquidation of their shares. Net orders grew 33% in the first quarter as higher demand and low inventories are leading to increased new-home construction. We continue to see opportunities for Taylor Morrison to grow deliveries as housing starts remain well below long-term average levels. The stock trades at less than nine times our two- to four-year earnings estimate.

Brio Gold (share price of $3.25 Canadian) is a gold miner formed by Yamana Gold to own and operate some of its smaller Brazilian mines. We expect Brio Gold’s three operating mines to produce significant free cash flow, and there is strong potential for production growth and valuation uplift from a new project. The stock trades at 91% of tangible book value and has no debt on its balance sheet.

The portfolio’s largest industry weightings are airlines/aircraft leasing, insurance, precious metals, and technology.

9

Selected Value Fund

Fund Profile
As of April 30, 2017

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	122	566	3,788
Median Market Cap	$11.0B	$12.6B	$58.1B
Price/Earnings Ratio	29.0x	40.3x	27.1x
Price/Book Ratio	1.8x	1.9x	2.8x
Return on Equity	10.1%	6.6%	24.8%
Earnings Growth
Rate	13.5%	8.9%	9.8%
Dividend Yield	1.8%	2.1%	1.8%
Foreign Holdings	10.9%	0.0%	0.0%
Turnover Rate
(Annualized)	25%	—	—
Ticker Symbol	VASVX	—	—
Expense Ratio[1]	0.35%	—	—
30-Day SEC Yield	1.40%	—	—
Short-Term
Reserves	2.7%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Value	FA
	Fund	Index	Index
Consumer
Discretionary	15.8%	8.7%	12.9%
Consumer Staples	3.3	3.3	8.2
Energy	8.1	9.2	5.9
Financials	26.0	19.6	14.6
Health Care	5.9	4.1	13.4
Industrials	17.2	13.0	10.8
Information
Technology	10.3	9.3	21.5
Materials	7.2	6.1	3.4
Real Estate	1.9	14.1	4.1
Telecommunication
Services	0.0	1.3	2.0
Utilities	4.3	11.3	3.2

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.87	0.83
Beta	1.04	1.06

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Micron Technology Inc.	Semiconductors	2.5%
Royal Caribbean Cruises	Hotels, Resorts &
Ltd.	Cruise Lines	2.2
Norwegian Cruise Line	Hotels, Resorts &
Holdings Ltd.	Cruise Lines	2.2
Cigna Corp.	Managed Health
	Care	2.1
AerCap Holdings NV	Trading Companies &
	Distributors	2.0
Stanley Black & Decker
Inc.	Industrial Machinery	1.9
Cardinal Health Inc.	Health Care
	Distributors	1.9
Willis Towers Watson
plc	Insurance Brokers	1.9
Owens Corning	Building Products	1.9
Whirlpool Corp.	Household
	Appliances	1.8
Top Ten		20.4%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 23, 2017, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2017, the annualized expense ratio was 0.38%.

10

Selected Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2006, Through April 30, 2017

Average Annual Total Returns: Periods Ended March 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Selected Value Fund	2/15/1996	21.59%	13.33%	7.67%

See Financial Highlights for dividend and capital gains information.

11

Selected Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.8%)[1]
Consumer Discretionary (15.2%)
	Royal Caribbean
	Cruises Ltd.	2,103,800	224,265
*	Norwegian Cruise Line
	Holdings Ltd.	4,058,200	218,859
	Whirlpool Corp.	989,800	183,786
^	Hanesbrands Inc.	6,499,800	141,761
	L Brands Inc.	2,431,300	128,397
	Dollar General Corp.	1,257,600	91,440
	Meredith Corp.	1,495,544	87,564
2	SeaWorld
	Entertainment Inc.	4,546,700	79,704
*	Taylor Morrison Home
	Corp. Class A	3,326,345	76,838
*	Toll Brothers Inc.	1,762,830	63,444
	Omnicom Group Inc.	651,968	53,540
	Interpublic Group
	of Cos. Inc.	2,152,894	50,744
	News Corp. Class A	3,579,375	45,530
	Hilton Worldwide
	Holdings Inc.	528,848	31,186
	Staples Inc.	3,090,600	30,195
	Dana Inc.	1,147,550	22,285
			1,529,538
Consumer Staples (3.1%)
	Reynolds American Inc.	2,523,776	162,783
	Coca-Cola European
	Partners plc	3,155,300	121,858
	Kellogg Co.	337,425	23,957
			308,598
Energy (7.8%)
	Devon Energy Corp.	3,827,500	151,148
2	Golar LNG Ltd.	5,437,608	138,713
^	Vermilion Energy Inc.	3,410,700	120,057
^	PBF Energy Inc. Class A	4,662,257	104,062

*,^	Chesapeake
	Energy Corp.	10,247,900	53,904
	Murphy Oil Corp.	1,711,289	44,802
	Cenovus Energy Inc.	4,261,811	42,533
*	WPX Energy Inc.	3,037,079	36,232
*	TechnipFMC plc	1,020,373	30,744
	Noble Corp. plc	3,160,316	15,169
*	Rowan Cos. plc Class A	996,725	14,024
*	Superior Energy
	Services Inc.	1,120,132	13,531
	Baker Hughes Inc.	170,476	10,121
	Nabors Industries Ltd.	885,000	9,151
			784,191
Financials (25.1%)
	Willis Towers
	Watson plc	1,466,441	194,479
	Discover Financial
	Services	2,845,200	178,081
	Capital One Financial
	Corp.	1,914,000	153,847
	New York Community
	Bancorp Inc.	10,701,500	142,223
	KeyCorp	7,651,825	139,569
	FNF Group	3,258,500	133,436
	XL Group Ltd.	3,007,376	125,859
	Unum Group	2,666,869	123,556
	Navient Corp.	7,757,647	117,916
	Fifth Third Bancorp	4,809,000	117,484
^	Element Fleet
	Management Corp.	12,680,200	111,377
	Everest Re Group Ltd.	401,462	101,052
	CNA Financial Corp.	2,141,885	96,942
	Axis Capital Holdings Ltd.	1,292,251	85,159
	Voya Financial Inc.	2,123,819	79,388
	Valley National Bancorp	5,402,200	63,530
	Ameriprise Financial Inc.	462,000	59,067
	Regions Financial Corp.	4,105,725	56,454

12

Selected Value Fund

			Market
			Value•
		Shares	($000)
*	SLM Corp.	4,030,500	50,543
	Franklin Resources Inc.	1,170,824	50,474
	Invesco Ltd.	1,501,950	49,474
	Allstate Corp.	579,475	47,106
	Comerica Inc.	635,150	44,905
	Webster Financial Corp.	682,821	34,694
	Torchmark Corp.	426,183	32,693
	Validus Holdings Ltd.	541,925	29,958
	Legg Mason Inc.	639,775	23,915
	Progressive Corp.	495,225	19,670
	MFA Financial Inc.	2,274,657	18,902
	Synovus Financial Corp.	392,125	16,391
	Hartford Financial
	Services Group Inc.	313,800	15,175
	Aspen Insurance
	Holdings Ltd.	200,475	10,495
*	Genworth Financial Inc.
	Class A	2,224,850	8,988
			2,532,802
Health Care (5.5%)
	Cigna Corp.	1,327,025	207,507
	Cardinal Health Inc.	2,697,075	195,781
^	Patterson Cos. Inc.	2,150,799	95,689
*	Mylan NV	868,175	32,426
	Aetna Inc.	154,800	20,909
			552,312
Industrials (16.6%)
*	AerCap Holdings NV	4,443,188	204,431
	Stanley Black
	& Decker Inc.	1,440,975	196,189
	Owens Corning	3,081,732	187,523
	Spirit AeroSystems
	Holdings Inc. Class A	2,715,407	155,213
	Johnson Controls
	International plc	3,438,864	142,954
*	JetBlue Airways Corp.	5,138,340	112,170
	Orbital ATK Inc.	1,048,400	103,792
	Nielsen Holdings plc	2,033,100	83,621
*,^	CNH Industrial NV	7,519,700	83,469
*,^	Air France-KLM ADR	8,488,085	71,639
	Ryder System Inc.	1,008,600	68,494
	Terex Corp.	1,668,265	58,356
	Dover Corp.	664,325	52,402
*	AECOM	1,101,235	37,673
	KBR Inc.	2,416,400	33,950
	Actuant Corp. Class A	1,216,150	33,201
*	JELD-WEN Holding Inc.	889,716	29,387
	Parker-Hannifin Corp.	148,050	23,807
			1,678,271

Information Technology (9.6%)
*	Micron Technology Inc.	9,175,000	253,872
	Microchip Technology Inc.	2,250,200	170,070
	Total System Services Inc.	1,686,036	96,627
*	Versum Materials Inc.	2,363,701	75,686
*	ON Semiconductor Corp.	3,766,983	53,416
	Avnet Inc.	1,380,066	53,395
*	Flex Ltd.	2,982,200	46,105
	Hewlett Packard
	Enterprise Co.	2,214,625	41,258
	HP Inc.	2,175,125	40,936
*	Celestica Inc.	2,081,919	29,667
	Genpact Ltd.	1,016,327	24,819
*	Arrow Electronics Inc.	304,204	21,446
	Seagate Technology plc	504,625	21,260
	Jabil Circuit Inc.	711,890	20,659
*	DXC Technology Co.	190,245	14,333
	CDW Corp.	150,246	8,878
			972,427
Materials (7.0%)
*	Kinross Gold Corp.	42,300,000	147,627
*	Axalta Coating
	Systems Ltd.	4,434,400	139,107
^	Yamana Gold Inc.	38,000,000	102,600
	CRH plc ADR	2,692,499	97,792
	FMC Corp.	1,293,200	94,701
	Celanese Corp. Class A	811,000	70,589
*,^	IAMGOLD Corp.	12,077,757	50,002
*	Brio Gold Inc.	1,639,123	3,902
			706,320
Real Estate (1.8%)
	GEO Group Inc.	3,082,350	102,704
	Lamar Advertising Co.
	Class A	856,593	61,735
	Hospitality Properties
	Trust	583,800	18,582
			183,021
Utilities (4.1%)
	Xcel Energy Inc.	2,961,137	133,399
	Pinnacle West
	Capital Corp.	1,443,700	122,845
	CenterPoint Energy Inc.	2,155,284	61,490
	Edison International	758,900	60,689
	PG&E Corp.	312,425	20,948
	Avangrid Inc.	445,533	19,381
			418,752
Total Common Stocks
(Cost $6,984,421)			9,666,232

                                                                                                                                                                 13

Selected Value Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (5.9%)[1]
Money Market Fund (5.8%)
[3,4]	Vanguard Market
	Liquidity Fund,
	1.034%	5,815,205	581,637

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
5	United States Treasury Bill,
	0.587%–0.597%, 5/4/17	7,700	7,699
5	United States Treasury Bill,
	0.597%, 5/25/17	3,000	2,999
			10,698
Total Temporary Cash Investments
(Cost $592,272)			592,335
Total Investments (101.7%)
(Cost $7,576,693)			10,258,567
Other Assets and Liabilities (-1.7%)
Other Assets			24,026
Liabilities [4]			(200,132)
			(176,106)
Net Assets (100%)
Applicable to 331,287,014 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			10,082,461
Net Asset Value Per Share			$30.43

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	9,458,513
Affiliated Vanguard Funds	581,637
Other Affiliated Issuers	218,417
Total Investments in Securities	10,258,567
Investment in Vanguard	693
Receivables for Investment
Securities Sold	8,934
Receivables for Accrued Income	5,146
Receivables for Capital Shares Issued	5,251
Other Assets	4,002
Total Assets	10,282,593
Liabilities
Payables for Investment Securities
Purchased	49,291
Collateral for Securities on Loan	118,297
Payables to Investment Advisor	5,493
Payables for Capital Shares Redeemed	14,787
Payables to Vanguard	11,772
Other Liabilities	492
Total Liabilities	200,132
Net Assets	10,082,461

14

Selected Value Fund

At April 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	7,129,128
Undistributed Net Investment Income	28,270
Accumulated Net Realized Gains	241,870
Unrealized Appreciation (Depreciation)
Investment Securities	2,681,874
Futures Contracts	1,319
Net Assets	10,082,461

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $107,802,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.9% and 3.8%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $118,297,000 of collateral received for securities on loan.
5 Securities with a value of $8,714,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Selected Value Fund

Statement of Operations

Six Months Ended
April 30, 2017
($000)
Investment Income
Income
Dividends[1]	87,226
Interest	1,927
Securities Lending—Net	289
Total Income	89,442
Expenses
Investment Advisory Fees—Note B
Basic Fee	10,737
Performance Adjustment	(695)
The Vanguard Group—Note C
Management and Administrative	7,126
Marketing and Distribution	958
Custodian Fees	47
Shareholders’ Reports	123
Trustees’ Fees and Expenses	7
Total Expenses	18,303
Expenses Paid Indirectly	(164)
Net Expenses	18,139
Net Investment Income	71,303
Realized Net Gain (Loss)
Investment Securities Sold	223,492
Futures Contracts	17,037
Foreign Currencies	(520)
Realized Net Gain (Loss)	240,009
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,146,900
Futures Contracts	3,103
Change in Unrealized Appreciation (Depreciation)	1,150,003
Net Increase (Decrease) in Net Assets Resulting from Operations	1,461,315
1 Dividends are net of foreign withholding taxes of $878,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Selected Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	71,303	179,837
Realized Net Gain (Loss)	240,009	294,122
Change in Unrealized Appreciation (Depreciation)	1,150,003	(279,329)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,461,315	194,630
Distributions
Net Investment Income	(160,953)	(150,373)
Realized Capital Gain[1]	(259,949)	(347,588)
Total Distributions	(420,902)	(497,961)
Capital Share Transactions
Issued	743,121	1,575,113
Issued in Lieu of Cash Distributions	390,140	457,613
Redeemed	(892,879)	(2,591,075)
Net Increase (Decrease) from Capital Share Transactions	240,382	(558,349)
Total Increase (Decrease)	1,280,795	(861,680)
Net Assets
Beginning of Period	8,801,666	9,663,346
End of Period[2]	10,082,461	8,801,666

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $29,192,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $28,270,000 and $118,432,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Selected Value Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$27.24	$28.15	$29.49	$28.07	$21.01	$18.81
Investment Operations
Net Investment Income	. 221	. 527[1]	.478	.415	. 395.405
Net Realized and Unrealized Gain
(Loss) on Investments	4.268	.030	(.245)	2.555	7.105	2.122
Total from Investment Operations	4.489	.557	.233	2.970	7.500	2.527
Distributions
Dividends from Net Investment Income	(. 501)	(. 443)	(. 404)	(. 330)	(. 440)	(. 327)
Distributions from Realized Capital Gains	(.798)	(1.024)	(1.169)	(1.220)	—	—
Total Distributions	(1.299)	(1.467)	(1.573)	(1.550)	(.440)	(.327)
Net Asset Value, End of Period	$30.43	$27.24	$28.15	$29.49	$28.07	$21.01

Total Return[2]	16.73%	2.20%	0.88%	11.02%	36.43%	13.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,082	$8,802	$9,663	$10,153	$7,019	$4,337
Ratio of Total Expenses to
Average Net Assets[3]	0.38%	0.35%	0.39%	0.41%	0.43%	0.38%
Ratio of Net Investment Income to
Average Net Assets	1.50%	2.00%	1.62%	1.53%	1.70%	2.00%
Portfolio Turnover Rate	25%	27%	24%	18%	27%	18%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized. 1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.04%), (0.02%), 0.01%, 0.02%, and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Selected Value Fund

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2017, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

19

Selected Value Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2016), and for the period ended April 30, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

20

Selected Value Fund

B. The investment advisory firms Barrow, Hanley, Mewhinney & Strauss, LLC, Pzena Investment Management, LLC, and Donald Smith & Co., Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Barrow, Hanley, Mewhinney & Strauss, LLC, and Pzena Investment Management, LLC, are subject to quarterly adjustments based on performance relative to the Russell Midcap Value Index for the preceding three years. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance relative to the MSCI Investable Market 2500 Index for the preceding five years.

Vanguard manages the cash reserves of the fund as described below.

For the six months ended April 30, 2017, the aggregate investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before a net decrease of $695,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2017, the fund had contributed to Vanguard capital in the amount of $693,000, representing 0.01% of the fund’s net assets and 0.28% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2017, these arrangements reduced the fund’s expenses by $164,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

21

Selected Value Fund

The following table summarizes the market value of the fund’s investments as of April 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	9,666,232	—	—
Temporary Cash Investments	581,637	10,698	—
Futures Contracts—Liabilities[1]	(479)	—	—
Total	10,247,390	10,698	—
1 Represents variation margin on the last day of the reporting period.

F. At April 30, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2017	1,710	203,533	1,319

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2017, the cost of investment securities for tax purposes was $7,576,693,000. Net unrealized appreciation of investment securities for tax purposes was $2,681,874,000, consisting of unrealized gains of $3,130,648,000 on securities that had risen in value since their purchase and $448,774,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2017, the fund purchased $1,138,732,000 of investment securities and sold $1,326,291,000 of investment securities, other than temporary cash investments.

22

Selected Value Fund

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016
	Shares	Shares
	(000)	(000)
Issued	24,906	63,300
Issued in Lieu of Cash Distributions	13,370	17,506
Redeemed	(30,055)	(100,972)
Net Increase (Decrease) in Shares Outstanding	8,221	(20,166)

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31,		Proceeds			April 30,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000
GEO Group Inc.	92,023	—	54,642	889	—	NA2
Golar LNG Ltd.	NA3	23,971	—	544		138,713
SeaWorld Entertainment Inc.	63,699	—	—	—	—	79,704
Vanguard Market Liquidity Fund	410,842	NA [4]	NA [4]	1,896	—	581,637
Total	566,564			3,329	—	800,054

1 Includes net realized gain (loss) on affiliated investment securities sold of $11,863,000.
2 Not applicable—at April 30, 2017, the security was still held, but the issuer was no longer an affiliated company of the fund.
3 Not applicable—at October 31, 2016, the issuer was not an affiliated company of the fund.
4 Not applicable—purchases and sales are for temporary cash investment purposes.

K. Management has determined that no material events or transactions occurred subsequent to April 30, 2017, that would require recognition or disclosure in these financial statements.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended April 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	10/31/2016	4/30/2017	Period
Based on Actual Fund Return	$1,000.00	$1,167.33	$2.04
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.91	1.91

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

25

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Selected Value Fund has renewed the fund’s investment advisory arrangements with Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), Donald Smith & Co., Inc. (Donald Smith & Co.), and Pzena Investment Management, LLC (Pzena). The board determined that renewing the advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Barrow Hanley. Founded in 1979, Barrow Hanley is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed. Using fundamental research, Barrow Hanley seeks to make long-term investments in quality or improving businesses that are undervalued because of short-term disappointments. The firm seeks to construct a portfolio with strict adherence to valuation factors, with below-average price-to-earnings and price-to-book value ratios, and above-average current yields. Barrow Hanley has advised the fund since its inception in 1996.

Donald Smith & Co. Founded in 1983, Donald Smith & Co. is a deep-value-oriented firm that manages large-, mid-, and small-capitalization value portfolios. Donald Smith & Co. employs a strictly bottom-up approach, focusing on companies in the bottom decile of price-to-tangible-book value in the benchmark and using fundamental analysis to invest in those companies that it considers to be inexpensive relative to their estimated or normalized earnings power and to have solid balance sheets and asset quality. Donald Smith & Co. has managed a portion of the fund since 2005.

Pzena. Founded in 1995, Pzena is a global investment management firm that employs a deep value investment approach. Pzena uses in-depth fundamental research to identify companies that are temporarily underperforming their long-term earnings power. Companies are purchased when

26

Pzena judges that: (1) the company’s problems are temporary; (2) management has a viable strategy to generate recovery; and (3) there is meaningful downside protection in case the earnings recovery does not materialize. Pzena has managed a portion of the fund since 2014.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of Barrow Hanley, Donald Smith & Co., or Pzena in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Barrow Hanley, Donald Smith & Co., and Pzena. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 197 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2005), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory

Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Connect with Vanguard® >vanguard.com	Valley Forge, PA 19482-2600

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q9342 062017

Semiannual Report | April 30, 2017

Vanguard Mid-Cap Growth Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	22
Trustees Approve Advisory Arrangement.	24
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• During the six months ended April 30, 2017, Vanguard Mid-Cap Growth Fund returned
11.77%, trailing its benchmark, the Russell Midcap Growth Index, and its mid-cap growth fund peers.

• Growth stocks outperformed their value counterparts during the period, reversing a prominent trend from 2016. Small-capitalization stocks surpassed large-caps.

• Consumer staples and financial stocks helped drive relative performance. Industrial and information technology stocks were among the top detractors from relative performance.

Total Returns: Six Months Ended April 30, 2017
Total
Returns
Vanguard Mid-Cap Growth Fund	11.77%
Russell Midcap Growth Index	13.59
Mid-Cap Growth Funds Average	14.54

Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Mid-Cap Growth Fund	0.36%	1.28%

The fund expense ratio shown is from the prospectus dated February 23, 2017, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2017, the fund’s annualized expense ratio was 0.36%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Mid-Cap Growth Funds.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

“Buy what you know.”

It’s one of the adages of investing, and it has plenty of intuitive appeal. After all, the familiar seems inherently less risky. It’s no wonder that many investors heavily tilt their portfolios toward the stocks and bonds of their home country. This is known in investing parlance as “home bias.”

U.S. investors sometimes think they can get all the global diversification they need by owning shares of U.S.-based multinational companies. And that may seem like the best of both worlds: international diversification without ever leaving the friendly confines of home.

The potential pitfall is that, as Vanguard research has suggested, the performance of a company’s shares tends to be highly correlated to its domestic market, regardless of where that company conducts most of its business.

Americans aren’t alone in being portfolio homebodies. Vanguard has found that in a range of developed countries—Australia, Canada, Japan, and the United Kingdom, as well as the United States—investors held a greater percentage of domestic stocks than would be indicated if they had taken their cues from a globally diversified, market-weighted benchmark. (You can see this tendency in the chart later in this letter.)

2

Why home bias exists

Vanguard’s Investment Strategy Group identified a range of reasons why investors might not embrace global diversification, including concerns about currency risk and an expectation that their home country will deliver outsized returns.

One factor we identified—preference for the familiar—seems particularly relevant. With so much global uncertainty about geopolitics, monetary policy, and the economic outlook, it’s understandable why investors may not want to stray too far from home.

But in their aversion to the unknown, investors can end up increasing, rather than lessening, their risks. That’s because they’re sacrificing broad global diversification—one of the best ways I know of to help control risk.

In many cases, individual country markets are much less diversified than the global market in total. Global investing, then, can be an answer for investors who want to reduce concentration risk. That can include overconcentration in a particular country, region, or industry.

And the good news is that global investing is easier than ever, thanks to the wide availability of low-cost, internationally diversified stock and bond funds. It’s possible, in a sense, to own the whole world with just a couple of funds.

Market Barometer
			Total Returns
		Periods Ended April 30, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.46%	18.03%	13.63%
Russell 2000 Index (Small-caps)	18.37	25.63	12.95
Russell 3000 Index (Broad U.S. market)	13.83	18.58	13.57
FTSE All-World ex US Index (International)	10.55	12.98	5.60

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-0.67%	0.83%	2.27%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.34	0.14	3.16
Citigroup Three-Month U.S. Treasury Bill Index	0.23	0.37	0.11

CPI
Consumer Price Index	1.16%	2.20%	1.22%

3

Expanding our opportunities

A key to overcoming home bias is reframing the way we look at investing outside our home countries. Take, for example, automakers or pharmaceutical companies. There are well-regarded firms in both industries located throughout the world. Over the next five years, nobody can know for sure whether a Japanese or U.S. or European company will produce a popular new sedan that outsells the competition or come up with new treatments to combat illness. So why not own them all? And that includes their bonds along with their stocks.

Full global diversification also allows you to capitalize on opportunities in both developed and emerging economies. Betting on which individual country—let alone company—will be the next market darling can be a fool’s errand.

A better choice can be to harness the potential of all markets. In my personal investment account, I have an emerging markets position that complements my developed-market holdings. Not only can global diversification help control risk, but it can also expand our set of opportunities among stocks and bonds.

Home bias shows investors across the world are fixated on the familiar

Investors often own a greater share of their home country’s stocks than would be indicated by the allocations of a globally diversified, market-capitalization-weighted index fund.

Global index weight
Investor holdings in domestic equities

Notes: Data as of December 31, 2014 (the latest available from the International Monetary Fund, or IMF), in U.S. dollars. Domestic investment is calculated by subtracting total foreign investment (as reported by the IMF) in a given country from its market capitalization in the MSCI All Country World Index. Given that the IMF data are voluntary, there may be some discrepancies between the market values in the survey and the MSCI ACWI.

Sources: Vanguard, based on data from the IMF’s Coordinated Portfolio Investment Survey (2014), Bloomberg, Thomson Reuters Datastream, and FactSet.

4

Ultimately, I believe we have the best chance for investment success by giving ourselves more opportunities, not fewer. Own the whole haystack and you never have to worry about finding the needle.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

May 12, 2017

5

Advisors’ Report

During the six months ended April 30, 2017, Vanguard Mid-Cap Growth Fund returned 11.77%, lagging the performance of its benchmark, the Russell Midcap Growth Index, and the average return of its mid-cap growth peer funds. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The fund’s advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table that follows. The advisors have also prepared a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. As previously announced, RS Investments, a franchise of Victory Capital Management Inc., started managing a portion of the fund’s assets in December 2016. (Please note that the RS Investments discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on May 10, 2017.

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
William Blair Investment	49	2,046	Uses a fundamental investment approach in pursuit of
Management, LLC			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
RS Investments	49	2,018	RS Investments, a Victory Capital investment
			franchise, employs both fundamental analysis and
			quantitative screening in seeking to identify companies
			that the investment team believes will produce
			sustainable earnings growth over a multiyear horizon.
			Investment candidates typically exhibit some or all of
			the following key criteria: strong organic revenue
			growth, expanding margins and profitability, innovative
			products or services, defensible competitive
			advantages, growing market share, and experienced
			management teams.
Cash Investments	2	68	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

6

William Blair Investment Management, LLC

Portfolio Managers:

Robert C. Lanphier, Partner

David Ricci, CFA, Partner

Daniel E. Crowe, CFA, Partner

During the period, the election of Donald Trump, whose proposed policies were generally perceived as reflationary and pro-U.S. growth, provided a boost for more economically sensitive areas of the market. At the same time, U.S. economic data surprised to the upside. Retail sales, housing starts, unemployment claims, and wages were among the positively trending data points. Accordingly, 10-year Treasury yields moved higher as investor confidence rose.

In addition, corporate earnings growth improved as corporations in the Standard & Poor’s 500 Index reported that fourth-quarter profits rose by almost 6% year-over-year, nearly double that of the third quarter.

Market returns slowed in March when President Trump and Republicans failed to enact a replacement for the Affordable Care Act, placing doubt in investors’ minds about the sustainability of the strong post-election bull market. Although the market appeared to become more discerning in March and April, our benchmark continued to move higher, albeit at a more measured pace than earlier in the period.

From a style perspective, the post-election market rotation into more cyclical areas was a challenge given our emphasis on companies with more consistent business models and more durable (as opposed to cyclical) growth drivers. For example, we are typically underweighted in semiconductors because of their commodity-like nature, limited pricing power, and cyclicality of the businesses. Instead, we gravitate toward software and services, which tend to have more differentiated products and services, higher value propositions, and better growth durability. Lack of exposure to the strong-performing semiconductor industry during the period detracted meaningfully from returns.

At the stock level, health care and consumer discretionary were notable areas of weakness, including positions in Cerner and Hanesbrands. Other top detractors included TransDigm Group in industrials, Tyson Foods in consumer staples, and Akamai Technologies in information technology.

Conversely, top stock contributors included CoStar Group and Arista Networks (information technology), Panera Bread and Vail Resorts (consumer discretionary), and Align Technology (health care). From a factor perspective, our higher-growth bias provided a boost, as such stocks outperformed.

Despite robust equity returns and investor optimism, many risks remain to the economic recovery. Cognizant of that, we remain focused on investing in businesses

7

with durable growth drivers. We are steadfast in our belief that our time is best spent analyzing companies to find quality growth businesses that are less dependent on the macroeconomic environment for growth and whose stocks present compelling risk/reward opportunities.

RS Investments

Portfolio Managers: D. Scott Tracy, CFA, Chief Investment Officer Stephen J. Bishop Melissa Chadwick-Dunn Christopher W. Clark, CFA

Robust job growth and the prospect for large corporate tax cuts and deregulation under the Trump administration led to a surge in consumer confidence during the period. Against this backdrop, the Federal Reserve raised the federal funds target rate by another 25 basis points in December and March. Despite Fed policymakers’ hinting at more aggressive tightening in 2017 to counterbalance the recent uptick in inflation expectations, the prospect of higher interest rates barely tempered the strength of the equity market rally.

Growth-oriented stocks surpassed their value counterparts during the six months, a reversal from 2016, when value-oriented stocks significantly outperformed growth stocks. As 2017 began, sectors that underperformed after the election, such as health care and technology, rebounded sharply, while sectors viewed as favorable in a deregulatory environment, notably financials, lagged the overall market.

We experienced mixed performance across the eight core sectors we allocate to, reflecting the market’s less enthusiastic response to mid-cap companies with high reported growth rates. Stock selection in technology, materials and processing, producer durables, and health care held back performance, while selection in consumer discretionary, financial services, consumer staples, and energy contributed to relative performance.

Performance in technology was hurt by our holding in Yelp, which provides a platform for consumers to share their local business experiences by posting reviews, tips, photos, and videos; ordering food; and making reservations. Yelp had a challenging first quarter because of lower sales force productivity; we view this as temporary, given that it was a function of outbound sales call volume rather than its conversion rate. We also view this as correctable, as Yelp has a history of leveraging its headcount growth to exponentially increase revenue. We believe that the company’s investment in performance advertising should yield benefits this year, and we continue to hold the stock.

Consumer discretionary contributed most to excess performance. Within the sector, the largest driver of relative performance was Hasbro, which was up more than 19%. Hasbro is known for its toys, games, and content development, which includes

8

television programming, motion pictures, and digital gaming. The outperformance was driven by the company’s strong execution, resulting in sales that beat expectations. It is rare to see such broad outperformance across categories during the holiday season, which reflects the strength of Hasbro’s franchises and businesses. We continue to have high expectations for the company, and our forecasted earnings are higher than Wall Street’s because of brand strength (Disney Princess, Marvel, Star Wars, Transformers, My Little Pony) and channel mix.

9

Mid-Cap Growth Fund

Fund Profile
As of April 30, 2017

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	103	469	3,788
Median Market Cap	$10.1B	$12.5B	$58.1B
Price/Earnings Ratio	36.4x	31.3x	27.1x
Price/Book Ratio	4.6x	5.0x	2.8x
Return on Equity	19.0%	25.9%	24.8%
Earnings Growth
Rate	22.8%	12.7%	9.8%
Dividend Yield	0.7%	1.1%	1.8%
Foreign Holdings	3.2%	0.0%	0.0%
Turnover Rate
(Annualized)	125%	—	—
Ticker Symbol	VMGRX	—	—
Expense Ratio[1]	0.36%	—	—
30-Day SEC Yield	0.44%	—	—
Short-Term Reserves	2.4%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Growth	FA
	Fund	Index	Index
Consumer
Discretionary	21.4%	22.7%	12.9%
Consumer Staples	4.1	6.6	8.2
Energy	1.5	1.2	5.9
Financials	7.5	5.4	14.6
Health Care	15.8	16.2	13.4
Industrials	17.4	14.6	10.8
Information
Technology	24.7	22.5	21.5
Materials	4.5	5.2	3.4
Real Estate	3.1	5.4	4.1
Telecommunication
Services	0.0	0.2	2.0
Utilities	0.0	0.0	3.2

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	0.94	0.87
Beta	0.99	1.05

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Six Flags Entertainment
Corp.	Leisure Facilities	2.3%
O'Reilly Automotive Inc.	Automotive Retail	2.2
Vantiv Inc.	Data Processing &
	Outsourced Services	2.1
Vail Resorts Inc.	Leisure Facilities	2.1
Pinnacle Foods Inc.	Packaged Foods &
	Meats	1.8
Progressive Corp.	Property & Casualty
	Insurance	1.7
CoStar Group Inc.	Internet Software &
	Services	1.7
Red Hat Inc.	Systems Software	1.7
Copart Inc.	Diversified Support
	Services	1.6
Newell Brands Inc.	Housewares &
	Specialties	1.6
Top Ten		18.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 23, 2017, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2017, the annualized expense ratio was 0.36%.

10

Mid-Cap Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2006, Through April 30, 2017

Note: For 2017, performance data reflect the six months ended April 30, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Mid-Cap Growth Fund	12/31/1997	9.51%	9.70%	7.67%

See Financial Highlights for dividend and capital gains information.

11

Mid-Cap Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.1%)[1]
Consumer Discretionary (20.7%)
	Six Flags Entertainment
	Corp.	1,489,922	93,284
*	O’Reilly Automotive Inc.	368,632	91,476
	Vail Resorts Inc.	435,212	86,024
	Newell Brands Inc.	1,389,100	66,316
	Ross Stores Inc.	925,400	60,151
	Tractor Supply Co.	759,200	47,002
^	Hanesbrands Inc.	2,135,300	46,571
*	Ulta Beauty Inc.	162,052	45,608
	Wendy’s Co.	2,892,635	42,637
	Hilton Worldwide
	Holdings Inc.	663,640	39,135
	Hasbro Inc.	369,827	36,654
*	Burlington Stores Inc.	365,267	36,132
*	Dollar Tree Inc.	396,292	32,801
*	IMAX Corp.	880,356	26,851
	Brunswick Corp.	415,403	23,574
	Delphi Automotive plc	293,209	23,574
*	CarMax Inc.	391,000	22,873
*	Lululemon Athletica Inc.	339,585	17,658
	Dunkin’ Brands Group Inc.	258,090	14,417
			852,738
Consumer Staples (3.9%)
	Pinnacle Foods Inc.	1,299,070	75,541
*	Post Holdings Inc.	688,020	57,924
	Tyson Foods Inc. Class A	430,400	27,658
			161,123
Energy (1.4%)
*	Concho Resources Inc.	286,807	36,327
*	Diamondback Energy Inc.	225,881	22,552
			58,879
Financials (7.1%)
	Progressive Corp.	1,811,220	71,942
	East West Bancorp Inc.	1,042,060	56,553
	Intercontinental
	Exchange Inc.	729,117	43,893
*	Signature Bank	210,484	29,141

	Nasdaq Inc.	395,300	27,224
	Affiliated Managers
	Group Inc.	137,790	22,817
*	Western Alliance Bancorp	471,836	22,601
*	SVB Financial Group	105,800	18,614
			292,785
Health Care (15.1%)
*	Align Technology Inc.	491,794	66,205
*	Illumina Inc.	324,790	60,041
*	Incyte Corp.	411,610	51,155
	Zoetis Inc.	907,000	50,892
*	Centene Corp.	676,100	50,302
*	BioMarin
	Pharmaceutical Inc.	395,762	37,930
*	Edwards Lifesciences Corp.	297,362	32,612
	Cooper Cos. Inc.	153,319	30,714
*	Intuitive Surgical Inc.	34,979	29,238
	HealthSouth Corp.	618,100	28,989
*	Alkermes plc	483,227	28,148
*	Veeva Systems Inc.
	Class A	506,100	27,137
*	Hologic Inc.	577,942	26,094
*	Bluebird Bio Inc.	288,190	25,634
*	WellCare Health Plans Inc.	146,680	22,502
*	Mettler-Toledo
	International Inc.	41,500	21,307
*	ABIOMED Inc.	149,600	19,496
	Perrigo Co. plc	227,200	16,799
			625,195
Industrials (16.7%)
*	Copart Inc.	2,198,200	67,924
	BWX Technologies Inc.	1,280,446	62,960
*	Verisk Analytics Inc.
	Class A	718,500	59,499
	Equifax Inc.	420,165	56,853
*	Middleby Corp.	356,455	48,524
	Fastenal Co.	910,280	40,671
	Ritchie Bros
	Auctioneers Inc.	1,202,013	39,378

12

Mid-Cap Growth Fund

			Market
			Value•
		Shares	($000)
	Hexcel Corp.	718,560	37,185
^	Wabtec Corp.	426,700	35,796
	Old Dominion Freight
	Line Inc.	362,000	32,044
	Roper Technologies Inc.	138,460	30,281
*	JetBlue Airways Corp.	1,306,210	28,515
	Fortive Corp.	426,400	26,974
	Alaska Air Group Inc.	306,310	26,064
*	United Rentals Inc.	213,070	23,365
	Parker-Hannifin Corp.	125,890	20,243
*	TransUnion	505,187	20,223
	Fortune Brands Home &
	Security Inc.	268,180	17,094
	Dun & Bradstreet Corp.	149,539	16,391
			689,984
Information Technology (23.7%)
*	Vantiv Inc. Class A	1,421,768	88,207
*	CoStar Group Inc.	288,479	69,492
*	Red Hat Inc.	774,000	68,174
*	Check Point Software
	Technologies Ltd.	517,200	53,794
*	Euronet Worldwide Inc.	632,041	52,219
*,^	Black Knight Financial
	Services Inc. Class A	1,225,858	50,751
	CSRA Inc.	1,697,500	49,363
	Booz Allen Hamilton
	Holding Corp. Class A	1,185,900	42,609
*	Guidewire Software Inc.	668,700	41,118
	MAXIMUS Inc.	656,605	40,046
	Western Digital Corp.	442,670	39,429
	Microchip Technology Inc.	465,762	35,202
	LogMeIn Inc.	280,610	31,709
	Lam Research Corp.	208,868	30,255
*	Electronic Arts Inc.	301,020	28,543
*	Akamai Technologies Inc.	458,372	27,933
	Marvell Technology
	Group Ltd.	1,817,530	27,299
*	Ultimate Software
	Group Inc.	126,770	25,693
*,^	GoDaddy Inc. Class A	603,219	23,477
*	Arista Networks Inc.	166,200	23,208
*	Yelp Inc. Class A	652,231	23,096
	NVIDIA Corp.	214,533	22,376
	Global Payments Inc.	256,837	20,999
	Activision Blizzard Inc.	390,532	20,405
*	FleetCor Technologies Inc.	122,293	17,260
	Xilinx Inc.	240,137	15,155
*	Criteo SA ADR	204,180	11,105
			978,917
Materials (4.3%)
	Ball Corp.	823,800	63,342
	Vulcan Materials Co.	400,100	48,364
	Eagle Materials Inc.	377,495	36,228
*	Axalta Coating Systems Ltd.	925,400	29,030
			176,964

Other (0.3%)
2	Vanguard Mid-Cap Growth
	ETF	100,223	11,557

Real Estate (2.9%)
*	SBA Communications Corp.
	Class A	498,200	63,018
	Equinix Inc.	108,794	45,443
	American Campus
	Communities Inc.	258,242	12,238
			120,699
Total Common Stocks
(Cost $3,412,429)			3,968,841
Temporary Cash Investments (4.6%)[1]
Money Market Fund (4.5%)
[3,4]	Vanguard Market
	Liquidity Fund, 1.034%	1,865,612	186,598

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
5	United States Treasury Bill,
	0.564%, 5/4/17	800	800
5	United States Treasury Bill,
	0.587%, 5/18/17	1,400	1,400
5	United States Treasury Bill,
	0.738%, 6/1/17	1,000	999
			3,199
Total Temporary Cash Investments
(Cost $189,780)			189,797
Total Investments (100.7%)
(Cost $3,602,209)			4,158,638
Other Assets and Liabilities (-0.7%)
Other Assets			39,203
Liabilities [4]			(66,132)
			(26,929)
Net Assets (100%)
Applicable to 171,107,770 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			4,131,709
Net Asset Value Per Share			$24.15

13

Mid-Cap Growth Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	3,960,483
Affiliated Vanguard Funds	198,155
Total Investments in Securities	4,158,638
Investment in Vanguard	282
Receivables for Investment
Securities Sold	35,373
Receivables for Accrued Income	1,159
Receivables for Capital Shares Issued	2,388
Other Assets	1
Total Assets	4,197,841
Liabilities
Payables for Investment Securities
Purchased	22,784
Collateral for Securities on Loan	34,621
Payables to Investment Advisor	1,602
Payables for Capital Shares Redeemed	1,402
Payables to Vanguard	5,445
Other Liabilities	278
Total Liabilities	66,132
Net Assets	4,131,709

At April 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	3,508,862
Overdistributed Net Investment Income	(82)
Accumulated Net Realized Gains	65,874
Unrealized Appreciation (Depreciation)
Investment Securities	556,429
Futures Contracts	626
Net Assets	4,131,709

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $33,293,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.5% and 3.2%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $34,621,000 of collateral received for securities on loan.
5 Securities with a value of $2,699,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Mid-Cap Growth Fund

Statement of Operations

Six Months Ended
April 30, 2017
($000)
Investment Income
Income
Dividends[1]	14,644
Interest[1]	717
Securities Lending—Net	51
Total Income	15,412
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,927
Performance Adjustment	(961)
The Vanguard Group—Note C
Management and Administrative	3,697
Marketing and Distribution	454
Custodian Fees	29
Shareholders’ Reports	85
Trustees’ Fees and Expenses	3
Total Expenses	7,234
Expenses Paid Indirectly	(84)
Net Expenses	7,150
Net Investment Income	8,262
Realized Net Gain (Loss)
Investment Securities Sold[1]	252,913
Futures Contracts	9,476
Realized Net Gain (Loss)	262,389
Change in Unrealized Appreciation (Depreciation)
Investment Securities	180,779
Futures Contracts	1,572
Change in Unrealized Appreciation (Depreciation)	182,351
Net Increase (Decrease) in Net Assets Resulting from Operations	453,002

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $52,000, $695,000, and $16,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Mid-Cap Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,262	26,571
Realized Net Gain (Loss)	262,389	(183,376)
Change in Unrealized Appreciation (Depreciation)	182,351	(75,038)
Net Increase (Decrease) in Net Assets Resulting from Operations	453,002	(231,843)
Distributions
Net Investment Income	(27,123)	(12,324)
Realized Capital Gain[1]	—	(311,613)
Total Distributions	(27,123)	(323,937)
Capital Share Transactions
Issued	272,419	943,333
Issued in Lieu of Cash Distributions	26,277	314,619
Redeemed	(572,917)	(1,039,524)
Net Increase (Decrease) from Capital Share Transactions	(274,221)	218,428
Total Increase (Decrease)	151,658	(337,352)
Net Assets
Beginning of Period	3,980,051	4,317,403
End of Period[2]	4,131,709	3,980,051

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $15,141,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($82,000) and $18,779,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mid-Cap Growth Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$21.75	$24.88	$26.40	$25.72	$20.95	$19.40
Investment Operations
Net Investment Income	.047	.147[1]	.064[2]	.045	.048	.041
Net Realized and Unrealized Gain (Loss)
on Investments	2.503	(1.437)	1.625	3.134	5.965	1.892
Total from Investment Operations	2.550	(1.290)	1.689	3.179	6.013	1.933
Distributions
Dividends from Net Investment Income	(.150)	(.070)	(.038)	(.007)	(.075)	(.030)
Distributions from Realized Capital Gains	—	(1.770)	(3.171)	(2.492)	(1.168)	(.353)
Total Distributions	(.150)	(1.840)	(3.209)	(2.499)	(1.243)	(.383)
Net Asset Value, End of Period	$24.15	$21.75	$24.88	$26.40	$25.72	$20.95

Total Return [3]	11.77%	-5.49%	6.68%	13.42%	30.32%	10.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,132	$3,980	$4,317	$3,319	$2,837	$2,129
Ratio of Total Expenses to
Average Net Assets[4]	0.36%	0.36%	0.43%	0.46%	0.51%	0.54%
Ratio of Net Investment Income to
Average Net Assets	0.41%	0.64%[1]	0.25%[2]	0.16%	0.19%	0.19%
Portfolio Turnover Rate	125%	91%	93%	82%	83%	97%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.018 and 0.08%, respectively, resulting from a special dividend from TransDigm Group in October 2016.

2 Net investment income per share and the ratio of net investment income to average net assets include $.006 and 0.03%, respectively, resulting from a special dividend from Lazard Ltd. in February 2015.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Includes performance-based investment advisory fee increases (decreases) of (0.05)%, (0.04)%, (0.01)%, (0.02)%, 0.02%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mid-Cap Growth Fund

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2017, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2016), and for the period ended April 30, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned.

18

Mid-Cap Growth Fund

Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms William Blair Investment Management, LLC, and, beginning December 2016, Victory Capital Management Inc., through RS Investments, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of William Blair Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index for the preceding five years. In accordance with the advisory contract entered into with RS Investments, beginning November 1, 2017, the basic fee is subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index since January 31, 2017.

19

Mid-Cap Growth Fund

Vanguard manages the cash reserves of the fund as described below.

For the six months ended April 30, 2017, the aggregate investment advisory fee represented an effective annual basic rate of 0.19% of the fund’s average net assets, before a decrease of $961,000 (0.05%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2017, the fund had contributed to Vanguard capital in the amount of $282,000, representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2017, these arrangements reduced the fund’s expenses by $84,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,968,841	—	—
Temporary Cash Investments	186,598	3,199	—
Futures Contracts—Liabilities[1]	(278)	—	—
Total	4,155,161	3,199	—
1 Represents variation margin on the last day of the reporting period.

20

Mid-Cap Growth Fund

F. At April 30, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	June 2017	107	18,511	231
E-mini S&P 500 Index	June 2017	316	37,612	395
				626

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of the fiscal year.

At April 30, 2017, the cost of investment securities for tax purposes was $3,602,209,000. Net unrealized appreciation of investment securities for tax purposes was $556,429,000, consisting of unrealized gains of $624,567,000 on securities that had risen in value since their purchase and $68,138,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2017, the fund purchased $3,092,314,000 of investment securities and sold $3,292,026,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016
	Shares	Shares
	(000)	(000)
Issued	11,831	43,119
Issued in Lieu of Cash Distributions	1,160	13,866
Redeemed	(24,862)	(47,557)
Net Increase (Decrease) in Shares Outstanding	(11,871)	9,428

J. Management has determined that no material events or transactions occurred subsequent to April 30, 2017, that would require recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended April 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	10/31/2016	4/30/2017	Period
Based on Actual Fund Return	$1,000.00	$1,117.70	$1.89
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.01	1.81

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

23

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Mid-Cap Growth Fund has renewed the fund’s investment advisory arrangement with William Blair & Company, L.L.C. (William Blair & Company). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders. Please note that in November, the fund’s trustees modified its investment advisory arrangement. Chartwell Investment Partners no longer serves as one of the fund’s advisors.

The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered the following:

William Blair & Company. Founded in 1935, William Blair & Company is an independently owned, full-service investment firm. The firm utilizes in-depth fundamental research to identify quality growth companies that can sustain an above-average growth rate for a longer period than the market expects. The team focuses on businesses with durable franchises, sustainable competitive advantages and business models, solid balance sheets, high returns on invested capital, and quality management teams. Relative valuation is also analyzed in comparison with historical averages, the market, and industry peers. William Blair & Company has advised a portion of the fund since 2006.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund and the advisor, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

24

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of William Blair & Company in determining whether to approve the advisory fee, because the firm is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for William Blair & Company. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by the advisor increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 197 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2005), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory

Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley John James Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® >	vanguard.com

Fund Information > 800-662-7447		CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3012 062017

Semiannual Report | April 30, 2017

Vanguard International Explorer™ Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended April 30, 2017, Vanguard International Explorer Fund returned 15.06%, well ahead of the 12.13% return of its benchmark and the 11.75% average return of its peers.

• The fund’s two advisors invest in smaller companies—mostly from the developed regions of Europe and the Pacific—that they believe have strong long-term growth prospects. Stock holdings in developed regions and emerging markets boosted performance.

• In Europe, the United Kingdom, Italy, France, Ireland, and Switzerland were leading contributors. Within the Pacific region, relative weakness in Japan was offset by a strong showing from Australia. Taiwan was the top performer in emerging markets.

• The advisors delivered positive returns in all 11 industry sectors; only consumer staples and real estate didn’t reach double digits. Industrials, the fund’s largest holding, added nearly 6 percentage points to returns and outperformed its benchmark counterpart. Information technology stocks also shined.

Total Returns: Six Months Ended April 30, 2017
		Total
		Returns
Vanguard International Explorer Fund		15.06%
S&P EPAC SmallCap Index		12.13
International Small-Cap Funds Average		11.75
International Small-Cap Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
International Explorer Fund	0.41%	1.56%

The fund expense ratio shown is from the prospectus dated February 23, 2017, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2017, the fund’s annualized expense ratio was 0.40%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: International Small-Cap Funds.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

“Buy what you know.”

It’s one of the adages of investing, and it has plenty of intuitive appeal. After all, the familiar seems inherently less risky. It’s no wonder that many investors heavily tilt their portfolios toward the stocks and bonds of their home country. This is known in investing parlance as “home bias.”

U.S. investors sometimes think they can get all the global diversification they need by owning shares of U.S.-based multinational companies. And that may seem like the best of both worlds: international diversification without ever leaving the friendly confines of home.

The potential pitfall is that, as Vanguard research has suggested, the performance of a company’s shares tends to be highly correlated to its domestic market, regardless of where that company conducts most of its business.

Americans aren’t alone in being portfolio homebodies. Vanguard has found that in a range of developed countries—Australia, Canada, Japan, and the United Kingdom, as well as the United States—investors held a greater percentage of domestic stocks than would be indicated if they had taken their cues from a globally diversified, market-weighted benchmark. (You can see this tendency in the chart later in this letter.)

2

Why home bias exists

Vanguard’s Investment Strategy Group identified a range of reasons why investors might not embrace global diversification, including concerns about currency risk and an expectation that their home country will deliver outsized returns.

One factor we identified—preference for the familiar—seems particularly relevant. With so much global uncertainty about geopolitics, monetary policy, and the economic outlook, it’s understandable why investors may not want to stray too far from home.

But in their aversion to the unknown, investors can end up increasing, rather than lessening, their risks. That’s because they’re sacrificing broad global diversification—one of the best ways I know of to help control risk.

In many cases, individual country markets are much less diversified than the global market in total. Global investing, then, can be an answer for investors who want to reduce concentration risk. That can include overconcentration in a particular country, region, or industry.

And the good news is that global investing is easier than ever, thanks to the wide availability of low-cost, internationally diversified stock and bond funds. It’s possible, in a sense, to own the whole world with just a couple of funds.

Market Barometer
			Total Returns
		Periods Ended April 30, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.46%	18.03%	13.63%
Russell 2000 Index (Small-caps)	18.37	25.63	12.95
Russell 3000 Index (Broad U.S. market)	13.83	18.58	13.57
FTSE All-World ex US Index (International)	10.55	12.98	5.60

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-0.67%	0.83%	2.27%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.34	0.14	3.16
Citigroup Three-Month U.S. Treasury Bill Index	0.23	0.37	0.11

CPI
Consumer Price Index	1.16%	2.20%	1.22%

3

Expanding our opportunities

A key to overcoming home bias is reframing the way we look at investing outside our home countries. Take, for example, automakers or pharmaceutical companies. There are well-regarded firms in both industries located throughout the world. Over the next five years, nobody can know for sure whether a Japanese or U.S. or European company will produce a popular new sedan that outsells the competition or come up with new treatments to combat illness. So why not own them all? And that includes their bonds along with their stocks.

Full global diversification also allows you to capitalize on opportunities in both developed and emerging economies. Betting on which individual country—let alone company—will be the next market darling can be a fool’s errand.

A better choice can be to harness the potential of all markets. In my personal investment account, I have an emerging markets position that complements my developed-market holdings. Not only can global diversification help control risk, but it can also expand our set of opportunities among stocks and bonds.

Home bias shows investors across the world are fixated on the familiar

Investors often own a greater share of their home country’s stocks than would be indicated by the allocations of a globally diversified, market-capitalization-weighted index fund.

Global index weight
Investor holdings in domestic equities

Notes: Data as of December 31, 2014 (the latest available from the International Monetary Fund, or IMF), in U.S. dollars. Domestic investment is calculated by subtracting total foreign investment (as reported by the IMF) in a given country from its market capitalization in the MSCI All Country World Index. Given that the IMF data are voluntary, there may be some discrepancies between the market values in the survey and the MSCI ACWI.

Sources: Vanguard, based on data from the IMF’s Coordinated Portfolio Investment Survey (2014), Bloomberg, Thomson Reuters Datastream, and FactSet.

4

Ultimately, I believe we have the best chance for investment success by giving ourselves more opportunities, not fewer. Own the whole haystack and you never have to worry about finding the needle.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

May 12, 2017

5

Advisors’ Report

For the six months ended April 30, 2017, Vanguard International Explorer Fund returned 15.06%. Your fund is managed by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the year and of how their portfolio positioning reflected that assessment. These comments were prepared on May 23, 2017.

Vanguard International Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment	67	2,100	The advisor employs a fundamental investment
Management North America Inc.			approach that considers macroeconomic factors while
			focusing primarily on company-specific factors,
			including a company’s potential for long-term growth,
			financial condition, quality of management, and
			sensitivity to cyclical factors. The advisor also
			considers the relative value of a company’s securities
			compared with those of other companies and the
			market as a whole.
Wellington Management	30	919	The advisor employs a traditional, bottom-up approach
Company LLP			that is opportunistic in nature, relying on global and
			regional research resources to identify both
			growth-oriented and neglected or misunderstood
			companies.
Cash Investments	3	95	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

6

Schroder Investment Management

North America Inc.

Portfolio Manager:

Matthew F. Dobbs,

Head of Global Small Companies

After an uncertain close to 2016, international small-company stocks performed well in the opening months of 2017, rising to all-time highs at the end of the period. They also outperformed their larger peers over the six months. This result was particularly marked in Europe. Large-capitalization stocks outperformed in the Pacific region, excluding Japan, led by more globally sensitive stocks in information technology and consumer cyclicals, such as autos.

Equity returns had a good period. This performance reflected the healthy upturn in leading indicators across a number of developed economies, generally benign monetary conditions (Japanese and European central banks showed little inclination to follow the Federal Reserve in raising rates), and encouraging corporate earnings progress.

Relative and absolute performance were strong. Selection in continental European markets contributed most, notably in the industrial (SPIE, Maire Tecnimont, Duerr, Elis, and Kingspan), materials (Smurfit Kappa and Lenzing), and information technology (Ubisoft and Logitech) sectors. The only significant shortfall was among consumer cyclicals, where both Matas and Yoox Net-A-Porter suffered over fears of heightened competition. Selection in the United Kingdom contributed modestly;

notable stocks included building materials company Grafton, housing firm Redrow, veterinary pharmaceutical company Dechra, and Northgate, a vehicle leasing firm.

Selection in the Pacific region, excluding Japan, also added value, with notable returns including Computershare, the Australian registry group; Iluka Resources, an Australian mineral firm; NCsoft, a Korean computer games developer; and Medy-Tox, a Korean producer and distributor of Botox products. Country positioning helped thanks to underweights in Australia and South Korea. Other emerging markets presented a mixed picture, with strong showings from our stocks in Mexico and Thailand offset by the weakness of PT Matahari Department Store in Indonesia. Taiwan and India yielded positive returns but fell short of the broader index average.

Japan was the only significant developed market where selection detracted, with shortfalls in consumer staples (Tsuruha), industrials (Trusco Nakayama), and information technology (Kakaku.com). Real estate helped because of the lack of REITs and the takeover bid for Sumitomo Real Estate Sales by its parent.

Sentiment in the United States and the reality of a marked recovery in China are underwriting a degree of optimism about the global outlook. At the margin, both might disappoint—the former because of constraints to stronger growth, and the latter because of authorities’ caution in allowing another 2009–10 style blowout in growth and credit.

7

Fundamentals in other emerging economies, Europe, and (less convincingly) Japan appear reasonable, although we doubt it will necessitate any substantial backup in bond yields or material counterinflationary actions. To that extent, this strikes us as a reasonably benign backdrop for international equities (and, by extension, small-caps), though it does call into question some of the more extravagant predictions for cyclical sectors versus the broader markets.

Selective small-caps still can offer attractive earnings growth, and we will continue to focus on companies with high existing returns, competitive advantages, and scope to reinvest at similar returns. This should be a recipe for above-average growth, and we take some comfort from the fact that the portfolio, in aggregate, exhibits superior characteristics but with valuations broadly in line with the benchmark averages.

Wellington Management Company LLP

Portfolio Manager:

Simon H. Thomas, Senior Managing

Director and Equity Portfolio Manager

International small-cap equities rallied during the period, returning 12.1% (as measured by the S&P EPAC SmallCap Index, net of withholding tax). Although risks stemming from President Trump’s ambitious U.S. legislative agenda and European elections were top of mind, economic data releases across most major economies remained robust, supporting stock prices.

Our portion of the fund benefited from stock selection in the consumer discretionary, information technology, industrial, and health care sectors. These results were partially offset by weaker selection in financials and real estate. At a regional level, selection in Europe and emerging markets contributed to relative performance. Underweight exposure to Asia, particularly Hong Kong, also added to results. On the other hand, stock selection in and an overweight allocation to Japan detracted.

Top contributors to relative performance included GlobalWafers, ams AG, and Moncler. During the first quarter of 2017, the stock of Taiwan-based GlobalWafers, which manufactures semiconductor silicon wafers and ingots, rose as many market participants expect wafer price hikes to continue. This comes on the back of the 2017 price increases announced last year following eight years of pricing pressure. In addition, there is optimism around potential synergies from the company’s acquisition of SunEdison Semiconductor in December, one of several value-accretive acquisitions GlobalWafers has made in recent years.

Austria-based ams AG is the market leader in analogue sensor chips. A series of events pressured the stock throughout 2016; however, the company has since undergone significant changes, which improved our outlook. Shares were strong year-to-date through April following two consecutive releases of positive earnings results. Further, we believe ams AG can expand beyond its role as a supplier to Apple Inc. by increasing exposure to Chinese competitors and winning more

8

share with existing customers. We continued to hold the stock as of the end of the period.

The stock of Moncler, an Italian designer of men’s, women’s, and children’s clothing, reacted positively after the company reported fourth quarter and fiscal year 2016 results well ahead of consensus expectations. We believe the company has a very strong management team, a unique brand, and an underdistributed product, offering double-digit organic growth, healthy margins, and stable free-cash-flow generation. As such, we continued to hold the stock.

The largest detractors from relative performance during the period included Japan-based Zenkoku Hosho, Takara Leben, and Kyudenko. Shares of Zenkoku Hosho, which is in the credit guarantee business focusing on mortgages, traded down toward the end of 2016 after the release of weak quarterly results. However, we continue to be encouraged by the supportive macro backdrop, including healthy housing starts, subdued credit costs, and supportive employment data. Furthermore, the company is gaining market share, and we believe it will be benefit from the trend for bigger banks to outsource their mortgage guarantees. We maintained a position as of the end of the period.

Takara Leben, a condominium developer, was hurt by weak demand in the Tokyo condo market. In the broader condo market, where price inflation has hurt affordability, Takara Leben’s strategy of delivering lower-priced units is well-targeted but hasn’t been rewarded year-to-date. We modestly trimmed our position.

The stock of Kyudenko, an electrical engineering company that also owns a sizable solar asset portfolio, was weak without any notable news in the market. Despite the recent underperformance, we like the company. It is benefiting from a healthy construction cycle in Japan, which has driven its order book growth and the appreciation of its solar assets’ value. We continued to hold the stock.

At the end of the period, we were most overweighted in the consumer discretionary and health care sectors relative to the benchmark. We were most underweighted in real estate and financial services. On a regional basis, Japan was our greatest overweight position. We were most underweighted in Europe and Asia, excluding Japan. We continue to look for high-quality companies that have been neglected by the market and, thus, offer attractive investment opportunities.

9

International Explorer Fund

Fund Profile
As of April 30, 2017

Portfolio Characteristics
			MSCI
		S&P	AC
		EPAC	World
		SmallCap Index ex
	Fund	Index	USA
Number of Stocks	305	3,912	1,852
Median Market Cap	$2.2B	$1.8B	$32.7B
Price/Earnings Ratio	24.1x	-96.4x	20.0x
Price/Book Ratio	2.2x	1.6x	1.7x
Return on Equity	11.5%	14.0%	13.6%
Earnings Growth
Rate	17.9%	11.8%	6.3%
Dividend Yield	1.9%	2.2%	2.9%
Turnover Rate
(Annualized)	36%	—	—
Ticker Symbol	VINEX	—	—
Expense Ratio[1]	0.41%	—	—
Short-Term Reserves	2.3%	—	—

Sector Diversification (% of equity exposure)
			MSCI
		S&P	AC
		EPAC	World
		SmallCap	Index ex
	Fund	Index	USA
Consumer Discretionary	19.1%	15.9%	11.4%
Consumer Staples	4.9	5.9	9.9
Energy	0.9	2.0	6.6
Financials	8.8	12.3	23.3
Health Care	8.4	8.5	8.1
Industrials	29.1	23.0	12.0
Information Technology	12.7	11.3	10.1
Materials	9.8	9.5	7.9
Real Estate	4.1	9.1	3.2
Telecommunication
Services	0.7	0.9	4.4
Utilities	1.5	1.6	3.1

Volatility Measures
		MSCI
	S&P	AC
	EPAC	World
	SmallCap	Index ex
	Index	USA
R-Squared	0.93	0.76
Beta	0.94	0.83

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Anima Holding SPA	Asset Management
	& Custody Banks	1.5%
Ubisoft Entertainment	Home Entertainment
SA	Software	1.1
Nippon Shinyaku Co.
Ltd.	Pharmaceuticals	1.1
Rubis SCA	Gas Utilities	1.0
Cerved Information
Solutions SPA	Specialized Finance	1.0
Duerr AG	Industrial Machinery	1.0
Yoox Net-A-Porter Group Internet & Direct
SPA	Marketing Retail	0.9
Dalata Hotel Group plc	Hotels, Resorts &
	Cruise Lines	0.8
Smurfit Kappa Group plc Paper Packaging		0.8
Ai Holdings Corp.	Electronic Equipment
	& Instruments	0.8
Top Ten		10.0%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 23, 2017, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2017, the annualized expense ratio was 0.40%.

10

International Explorer Fund

Market Diversification (% of equity exposure)

		S&P	MSCI
		EPAC	AC World
		SmallCap	Index ex
	Fund	Index	USA
Europe
United Kingdom	16.1%	15.9%	12.4%
France	7.9	8.7	7.3
Italy	7.6	2.4	1.5
Switzerland	4.7	8.5	6.1
Ireland	4.0	0.3	0.3
Germany	4.4	8.1	6.7
Netherlands	4.7	2.3	2.4
Sweden	3.1	3.2	2.0
Austria	1.5	0.2	0.1
Spain	1.6	2.9	2.4
Denmark	1.2	1.5	1.2
Other	2.5	3.0	2.1
Subtotal	59.3%	57.0%	44.5%
Pacific
Japan	24.9%	24.0%	16.1%
Australia	4.2	6.1	5.2
South Korea	2.3	3.6	3.5
Hong Kong	1.2	2.2	2.5
Other	0.4	1.3	1.0
Subtotal	33.0%	37.2%	28.3%
Emerging Markets
China	2.9%	0.9%	6.4%
India	1.9	0.0	2.1
Taiwan	1.8	0.0	2.9
Other	1.0	0.0	8.7
Subtotal	7.6%	0.9%	20.1%
North America
Other	0.1%	0.2%	6.6%
Middle East	0.0%	1.0%	0.5%
Other	0.0%	3.7%	0.0%

"Other" represents securities that are not classified by the fund's benchmark index.

11

International Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2006, Through April 30, 2017

Note: For 2017, performance data reflect the six months ended April 30, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Explorer Fund	11/4/1996	10.56%	8.75%	2.95%

See Financial Highlights for dividend and capital gains information.

12

International Explorer Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.6%)[1]
Australia (3.8%)
	Iluka Resources Ltd.	2,094,685	13,163
	Computershare Ltd.	1,149,920	12,677
	Fairfax Media Ltd.	11,707,454	9,281
	Tox Free Solutions Ltd.	5,537,426	9,160
^	Domino’s Pizza
	Enterprises Ltd.	193,528	8,850
	oOh!media Ltd.	2,526,869	8,524
	Mirvac Group	4,920,818	8,358
	Ansell Ltd.	443,360	7,892
	Incitec Pivot Ltd.	2,439,068	6,910
*	Bingo Industries Ltd.	4,233,889	5,707
	Japara Healthcare Ltd.	3,284,183	5,088
	Link Administration
	Holdings Ltd.	831,980	4,809
^	Mantra Group Ltd.	1,784,551	3,765
^	Regis Healthcare Ltd.	1,099,902	3,693
	Amcor Ltd.	303,234	3,566
	SEEK Ltd.	215,273	2,742
^	Estia Health Ltd.	1,003,698	2,300
^,*	Karoon Gas Australia Ltd.	1,374,635	1,519
	Asaleo Care Ltd.	121,015	162
			118,166
Austria (1.4%)
*	Lenzing AG	100,000	18,643
	ANDRITZ AG	153,495	8,482
	Wienerberger AG	350,409	8,204
	BUWOG AG	185,240	5,002
	Schoeller-Bleckmann
	Oilfield Equipment AG	59,483	4,153
	RHI AG	20,360	593
			45,077
Belgium (0.6%)
	Cie d’Entreprises CFE	52,608	7,667
	Ontex Group NV	222,428	7,421
*	Galapagos NV	49,600	4,346
			19,434

China (2.8%)
*	SINA Corp.	271,351	20,842
*	New Oriental Education
	& Technology Group
	Inc. ADR	262,865	16,965
	Shenzhou International
	Group Holdings Ltd.	2,297,000	15,114
*	Vipshop Holdings Ltd. ADR	718,360	9,964
*	China Biologic Products Inc.	56,820	6,705
	CSPC Pharmaceutical
	Group Ltd.	4,756,000	6,597
*	Tarena International Inc.
	ADR	315,841	5,878
	Haitian International
	Holdings Ltd.	1,807,000	4,425
			86,490
Denmark (1.2%)
	Matas A/S	850,000	13,132
	Ambu A/S Class B	175,000	8,610
*,2	Nets A/S	450,000	8,188
	FLSmidth & Co. A/S	125,000	7,515
*	OW Bunker A/S	1,000,000	—
			37,445
Finland (0.7%)
*	Huhtamaki Oyj	500,000	19,381
*	Tikkurila Oyj	100,000	1,980
			21,361
France (7.4%)
*	Ubisoft Entertainment SA	750,000	35,529
	Rubis SCA	300,000	30,478
	Elis SA	1,000,005	20,691
	SPIE SA	675,000	18,708
	Teleperformance	125,000	15,719
*,2	Maisons du Monde SA	413,594	14,338
*	Marie Brizard Wine &
	Spirits SA	850,000	12,803
*	ID Logistics Group	74,107	11,233
	Imerys SA	130,122	11,195
	Nexity SA	179,887	9,780

13

International Explorer Fund

			Market
			Value•
		Shares	($000)
	Groupe Eurotunnel SE	750,000	8,239
	Lectra	300,000	7,792
	Orpea	61,653	6,297
	Eurazeo SA	87,170	5,909
*	Virbac SA	36,521	5,750
	BioMerieux	25,049	5,009
	Albioma SA	225,000	4,327
*	Kaufman & Broad SA	99,896	3,918
^,*	Innate Pharma SA	248,788	3,073
			230,788
Germany (4.0%)
	Duerr AG	300,000	29,895
	XING AG	82,500	19,300
	Grand City Properties SA	675,000	12,821
	RIB Software SE	736,714	10,797
^,*	Senvion SA	770,000	10,525
	STRATEC Biomedical AG	123,627	7,207
*,2	Aumann AG	107,300	7,057
*	SAF-Holland SA	365,484	6,310
	Zeal Network SE	200,000	5,879
*	Sartorius AG Preference
	Shares	58,461	5,352
	Deutsche Beteiligungs AG	100,000	3,805
^	ElringKlinger AG	173,940	3,472
*,2	windeln.de SE	850,000	2,981
			125,401
Hong Kong (1.1%)
	Techtronic Industries Co.
	Ltd.	4,439,500	19,047
	Hysan Development Co.
	Ltd.	1,373,000	6,475
	Johnson Electric Holdings
	Ltd.	1,651,625	5,079
	Value Partners Group Ltd.	4,491,000	4,150
			34,751
India (1.8%)
	Gujarat Pipavav Port Ltd.	6,724,221	16,653
	Container Corp. Of India
	Ltd.	770,877	14,599
*	Apollo Hospitals Enterprise
	Ltd.	741,632	14,212
	Idea Cellular Ltd.	5,135,706	6,862
	Multi Commodity
	Exchange of India Ltd.	205,558	3,885
			56,211
Indonesia (0.4%)
	Matahari Department
	Store Tbk PT	9,928,000	10,848

Ireland (3.9%)
*	Dalata Hotel Group plc	4,750,000	25,553
	Smurfit Kappa Group plc	925,000	24,808
	Glanbia plc	925,000	18,078
	Kingspan Group plc	475,000	16,524
	Irish Continental Group
	plc	2,240,000	12,918
	Irish Residential Properties
	REIT plc	7,625,000	10,879
	Origin Enterprises plc	1,250,000	10,135
	Paddy Power Betfair plc	20,000	2,226
			121,121
Italy (7.4%)
2	Anima Holding SPA	6,940,386	45,371
	Cerved Information
	Solutions SPA	2,845,887	30,383
*	Yoox Net-A-Porter Group
	SPA	1,050,000	27,901
	Maire Tecnimont SPA	4,875,000	19,369
	Moncler SPA	617,625	15,234
^	Salvatore Ferragamo SPA	438,753	14,050
	DiaSorin SPA	185,596	13,911
	Brunello Cucinelli SPA	441,865	11,578
	Autogrill SPA	967,285	11,001
2	Infrastrutture Wireless
	Italiane SPA	1,908,265	10,554
2	OVS SPA	1,206,410	8,031
	Credito Emiliano SPA	1,025,485	7,169
2	Banca Sistema SPA	2,371,523	6,462
*	FinecoBank Banca
	Fineco SPA	648,691	4,621
	Cairo Communication SPA	750,000	3,674
			229,309
Japan (23.5%)
	Nippon Shinyaku Co. Ltd.	628,000	33,396
^	Ai Holdings Corp.	974,000	23,953
	Digital Garage Inc.	1,014,400	21,474
	Tsuruha Holdings Inc.	209,400	21,197
	Tokai Tokyo Financial
	Holdings Inc.	4,087,000	20,690
^	Kureha Corp.	457,700	20,287
	Glory Ltd.	578,700	19,432
	Hitachi Transport System
	Ltd.	894,400	19,009
	Koito Manufacturing Co.
	Ltd.	336,700	17,398
	Nippon Densetsu Kogyo
	Co. Ltd.	807,600	15,963
	Nitta Corp.	548,700	15,510
	Aica Kogyo Co. Ltd.	517,900	14,761

14

International Explorer Fund

			Market
			Value•
		Shares	($000)
	Alps Electric Co. Ltd.	488,090	14,346
	Arcs Co. Ltd.	590,600	12,650
	Temp Holdings Co. Ltd.	663,300	12,482
	Kakaku.com Inc.	850,700	12,277
	SCSK Corp.	302,000	12,158
*	IHI Corp.	3,564,245	12,070
	Daikyonishikawa Corp.	942,700	11,984
	Sumitomo Real Estate
	Sales Co. Ltd.	364,700	11,759
	Toyo Tire & Rubber Co. Ltd.	646,600	11,373
	Musashi Seimitsu
	Industry Co. Ltd.	461,300	11,331
	Trusco Nakayama Corp.	477,800	10,911
	Kissei Pharmaceutical Co.
	Ltd.	414,800	10,824
	Kyudenko Corp.	370,430	10,615
	Asahi Intecc Co. Ltd.	236,970	10,535
	JSP Corp.	439,100	10,243
	DMG Mori Co. Ltd.	613,500	10,130
	Sanwa Holdings Corp.	961,190	9,689
	Zenkoku Hosho Co. Ltd.	264,455	9,567
	Taiheiyo Cement Corp.	2,616,000	8,693
	TPR Co. Ltd.	257,100	8,674
	Nippon Shokubai Co. Ltd.	128,161	8,609
	MINEBEA MITSUMI Inc.	592,800	8,576
	Nabtesco Corp.	298,300	8,457
	Ezaki Glico Co. Ltd.	147,800	7,789
	Shinmaywa Industries Ltd.	920,000	7,753
	OBIC Business
	Consultants Co. Ltd.	155,400	7,639
	NEC Networks & System
	Integration Corp.	356,900	7,461
	Kenedix Inc.	1,608,900	7,423
	Itoham Yonekyu Holdings
	Inc.	802,600	7,418
	Lintec Corp.	327,100	7,212
	Disco Corp.	45,210	7,151
	H2O Retailing Corp.	414,900	7,042
	Obara Group Inc.	153,400	7,007
	Pola Orbis Holdings Inc.	287,400	6,637
	Teijin Ltd.	341,800	6,623
	Nihon Parkerizing Co. Ltd.	511,900	6,571
^	Jamco Corp.	278,900	6,508
^	Kumiai Chemical Industry
	Co. Ltd.	1,102,600	6,362
	Shinsei Bank Ltd.	3,390,235	6,330
	Ferrotec Holdings Corp.	530,400	6,312
	Tokyo Steel
	Manufacturing Co. Ltd.	846,500	6,307
*	Nippon Yusen KK	3,016,000	6,064
	Nifco Inc.	119,600	5,972
	Miura Co. Ltd.	352,400	5,905
	Dip Corp.	262,100	5,791

	Hitachi Metals Ltd.	409,900	5,740
	Eagle Industry Co. Ltd.	382,400	5,413
*	Kobe Steel Ltd.	600,400	5,334
	Daibiru Corp.	571,100	5,270
	EPS Holdings Inc.	396,100	5,220
	Fukushima Industries Corp.	147,000	5,218
	Unipres Corp.	245,500	5,201
^	Ichigo Inc.	1,764,900	5,131
^	Takara Leben Co. Ltd.	1,088,600	5,118
^	Yushin Precision
	Equipment Co. Ltd.	175,200	5,001
	Tenma Corp.	266,900	4,971
	Tokyo Ohka Kogyo Co. Ltd.	149,680	4,852
	Takasago International Corp. 132,300		4,406
	Kuroda Electric Co. Ltd.	186,800	3,897
	Tsutsumi Jewelry Co. Ltd.	187,900	3,451
*	Ain Holdings Inc.	47,700	3,304
	Yamato Kogyo Co. Ltd.	129,200	3,232
	Mitsui Sugar Co. Ltd.	118,600	2,924
^	W-Scope Corp.	184,800	2,493
	Tokyo TY Financial Group
	Inc.	80,845	2,353
	Mitsubishi Materials Corp.	65,500	1,950
			730,779
Luxembourg (0.7%)
	L’Occitane International
	SA	7,419,250	15,530
	Reinet Investments SCA	339,753	7,325
			22,855
Mexico (0.4%)
	Grupo Aeroportuario del
	Pacifico SAB de CV
	Class B	1,113,300	11,449

Netherlands (4.5%)
*	Van Lanschot NV Class A	700,000	19,024
*,2	Philips Lighting NV	475,000	16,070
	AMG Advanced
	Metallurgical Group NV	550,000	14,426
*	SIF Holding NV
	(Berlin Shares)	581,260	12,605
	IMCD Group NV	231,673	12,479
*	OCI NV	600,000	11,675
*	TKH Group NV	250,000	11,491
2	Refresco Group NV	550,000	10,745
*	Kendrion NV	275,000	9,817
2	Intertrust NV	423,475	8,485
^	Beter Bed Holding NV	375,000	6,127
*,2	Basic-Fit NV	275,000	4,811
^,*	SIF Holding NV	143,740	3,108
			140,863

15

International Explorer Fund

			Market
			Value•
		Shares	($000)
New Zealand (0.2%)
	Fletcher Building Ltd.	1,197,176	7,025

Norway (0.4%)
^	Kongsberg Gruppen ASA	583,625	9,105
*	Tomra Systems ASA	300,000	3,482
			12,587
Other (0.8%)
3	Vanguard FTSE All World
	ex-US Small-Cap ETF	249,010	26,266

Singapore (0.2%)
	First Resources Ltd.	4,816,500	6,458

South Korea (2.2%)
	Medy-Tox Inc.	32,771	14,401
	NCSoft Corp.	36,154	11,434
	Mando Corp.	44,140	8,922
	S-1 Corp.	83,659	7,173
	Nexen Tire Corp.	524,207	6,286
^	Hotel Shilla Co. Ltd.	138,921	6,197
*	ING Life Insurance Korea
	Ltd.	176,583	5,121
	Korea Aerospace Industries
	Ltd.	76,086	4,265
	Samsung Securities Co. Ltd. 119,489		3,628
			67,427
Spain (1.5%)
	Applus Services SA	1,750,000	21,937
*,2	Prosegur Cash SA	4,400,000	11,216
	Melia Hotels International
	SA	662,935	9,830
	Naturhouse Health SAU	575,000	3,070
			46,053
Sweden (3.0%)
2	Bravida Holding AB	3,225,000	22,786
2	Nordax Group AB	3,275,000	16,681
	Loomis AB Class B	450,000	16,339
	Bufab AB	1,250,000	14,979
*,2	Coor Service Management
	Holding AB	2,250,000	14,091
	Concentric AB	469,805	7,750
			92,626
Switzerland (4.5%)
*	u-blox Holding AG	107,532	23,832
*	OC Oerlikon Corp. AG	1,909,137	22,937
	Logitech International SA	650,000	21,724
*	Helvetia Holding AG	37,500	20,824
*	Ascom Holding AG	900,000	17,006
	Interroll Holding AG	10,000	11,758
	ams AG	130,653	8,405

*	Comet Holding AG	57,500	7,680
*	Tecan Group AG	21,312	3,637
	COSMO Pharmaceuticals NV 15,000		2,433
*,2	Galenica Sante Ltd.	25,100	1,097
			141,333
Taiwan (1.7%)
	Giant Manufacturing Co.
	Ltd.	1,607,000	9,711
	Catcher Technology Co.
	Ltd.	858,000	8,811
	Chroma ATE Inc.	2,802,000	8,760
	CTCI Corp.	4,336,000	7,592
	Globalwafers Co. Ltd.	968,000	6,911
	Gourmet Master Co. Ltd.	657,300	6,600
	Eclat Textile Co. Ltd.	326,000	3,566
			51,951
Thailand (0.2%)
	LPN Development PCL	14,565,300	4,920

United Arab Emirates (0.0%)
*	Lamprell plc	1,000,000	1,373

United Kingdom (15.3%)
	Elementis plc	4,591,961	18,092
	Restaurant Group plc	3,370,511	15,263
	Dechra Pharmaceuticals
	plc	675,000	14,792
	B&M European Value
	Retail SA	3,250,916	14,187
	DCC plc	140,000	12,927
	SSP Group plc	2,209,000	12,730
	Grafton Group plc	1,283,000	12,413
	Grainger plc	3,800,000	12,293
	Tyman plc	2,790,923	11,932
	SuperGroup plc	574,000	11,851
	Kennedy Wilson Europe
	Real Estate plc	879,949	11,840
	Abcam plc	991,892	11,010
	Northgate plc	1,560,000	10,896
	Keller Group plc	879,894	10,561
	Redrow plc	1,406,831	10,509
2	Auto Trader Group plc	2,000,000	10,388
	AA plc	3,012,377	10,197
	Bodycote plc	913,000	9,859
	HomeServe plc	1,134,604	9,844
	Polypipe Group plc	1,846,380	9,534
*	Cairn Homes plc	5,459,098	9,306
*,2	ConvaTec Group plc	2,215,798	8,811
	Telecom Plus plc	535,193	8,698
	WS Atkins plc	310,000	8,624
	Halma plc	630,000	8,592

16

International Explorer Fund

			Market
			Value•
		Shares	($000)
	Eco Animal Health Group
	plc	1,298,166	8,415
	Kier Group plc	458,700	7,951
	Ricardo plc	700,000	7,948
	Cineworld Group plc	839,262	7,652
	Dunelm Group plc	972,500	7,643
	Volution Group plc	3,008,652	7,635
	Hill & Smith Holdings plc	436,786	7,519
	Photo-Me International plc	3,240,000	7,292
^	Hikma Pharmaceuticals plc	286,831	7,197
	Investec plc	931,000	6,897
	IG Group Holdings plc	975,000	6,865
	Hays plc	3,072,148	6,817
	Inchcape plc	600,000	6,638
	Hunting plc	902,050	6,562
	Micro Focus International
	plc	186,300	6,242
	Cranswick plc	166,329	5,777
	Pets at Home Group plc	2,356,073	5,725
	Consort Medical plc	408,563	5,503
	Ultra Electronics Holdings
	plc	168,554	4,562
	Genus plc	205,292	4,560
	Victrex plc	180,040	4,466
	LondonMetric Property
	plc	2,000,000	4,363
	JRP Group plc	2,700,000	4,345
	UNITE Group plc	513,676	4,306
	James Fisher & Sons plc	202,693	4,214
	Soco International plc	2,139,171	4,055
	A.G. Barr plc	496,000	3,986
	QinetiQ Group plc	1,000,000	3,805
	Senior plc	1,263,500	3,510
	Ted Baker plc	94,629	3,423
	Electra Private Equity plc	87,119	3,002
2	Ibstock plc	882,259	2,618
*	Findel plc	900,000	2,332
	Laird plc	1,058,544	2,056
	Howden Joinery Group plc	274,964	1,649
*	Ophir Energy plc	1,408,565	1,567
^,*	LMS Capital plc	1,906,854	1,080
			475,326
Total Common Stocks
(Cost $2,370,073)			2,975,693

Temporary Cash Investments (6.0%)[1]
Money Market Fund (5.3%)
[4,5]	Vanguard Market
	Liquidity Fund,
	1.034%	1,644,745	164,507

		Face
		Amount
		($000)
Repurchase Agreement (0.6%)
	Goldman Sachs & Co.
	0.790%, 5/1/17
	(Dated 4/28/17,
	Repurchase Value
	$18,201,000 collateralized
	by Federal Home Loan
	Mortgage Corp. 4.000%,
	10/1/44, and Federal
	National Mortgage Assn.
	2.960%–3.000%,
	4/1/24–12/1/30, with a
	value of $18,564,000)	18,200	18,200

U.S. Government and Agency Obligations (0.1%)
6	United States Treasury Bill,
	0.501%, 5/4/17	150	150
6	United States Treasury Bill,
	0.713%–0.721%, 6/1/17	1,500	1,499
6	United States Treasury Bill,
	0.746%, 6/22/17	1,000	999
6	United States Treasury Bill,
	0.602%–0.622%, 7/20/17	1,500	1,498
			4,146
Total Temporary Cash Investments
(Cost $186,837)			186,853
Total Investments (101.6%)
(Cost $2,556,910)			3,162,546

17

International Explorer Fund

Market
Value•
($000)
Other Assets and Liabilities (-1.6%)
Other Assets[7]	50,074
Liabilities [4]	(98,667)
(48,593)
Net Assets (100%)
Applicable to 164,086,606 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,113,953
Net Asset Value Per Share	$18.98

Amount
($000)
Statement of Assets and Liabilities
Assests
Investments in Securities, at Value
Unaffiliated Issuers	2,971,773
Affiliated Vanguard Funds	190,773
Total Investments in Securities	3,162,546
Investment in Vanguard	201
Receivables for Investment Securities Sold	32,672
Receivables for Accrued Income	13,882
Receivables for Capital Shares Issued	2,096
Other Assets7	1,223
Total Assets	3,212,620
Liabilities
Payables for Investment Securities
Purchased	42,197
Collateral for Securities on Loan	48,390
Payables to Investment Advisor	1,528
Payables for Capital Shares Redeemed	1.058
Payables to Vanguard	4,755
Other Liabilities	739
Total Liabilities	98,667
Net Assets	3,113,953

At April 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	2,505,559
Overdistributed Net Investment Income	(15,780)
Accumulated Net Realized Gains	16,506
Unrealized Appreciation (Depreciation)
Investment Securities	605,636
Futures Contracts	1,220
Forward Currency Contracts	905
Foreign Currencies	(93)
Net Assets	3,113,953

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $46,150,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.7% and 3.9%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, the aggregate value of these securities was $230,781,000, representing 7.4% of net assets.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Includes $48,390,000 of collateral received for securities on loan.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
6 Securities with a value of $3,646,000 have been segregated as initial margin for open futures contracts.
7 Cash with a value of $30,000 has been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

18

International Explorer Fund

Statement of Operations

Six Months Ended
April 30, 2017
($000)
Investment Income
Income
Dividends[1,2]	22,856
Interest[2]	381
Securities Lending—Net	607
Total Income	23,844
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,111
Performance Adjustment	(187)
The Vanguard Group—Note C
Management and Administrative	2,147
Marketing and Distribution	269
Custodian Fees	192
Shareholders’ Reports	40
Trustees’ Fees and Expenses	2
Total Expenses	5,574
Net Investment Income	18,270
Realized Net Gain (Loss)
Investment Securities Sold[2]	40,671
Futures Contracts	3,352
Foreign Currencies and Forward Currency Contracts	(2,689)
Realized Net Gain (Loss)	41,334
Change in Unrealized Appreciation (Depreciation)
Investment Securities	341,090
Futures Contracts	46
Foreign Currencies and Forward Currency Contracts	1,960
Change in Unrealized Appreciation (Depreciation)	343,096
Net Increase (Decrease) in Net Assets Resulting from Operations	402,700

1 Dividends are net of foreign withholding taxes of $1,574,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $382,000, $337,000, and $6,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

19

International Explorer Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,270	53,039
Realized Net Gain (Loss)	41,334	(18,280)
Change in Unrealized Appreciation (Depreciation)	343,096	(34,081)
Net Increase (Decrease) in Net Assets Resulting from Operations	402,700	678
Distributions
Net Investment Income	(52,250)	(43,678)
Realized Capital Gain[1]	—	(109,775)
Total Distributions	(52,250)	(153,453)
Capital Share Transactions
Issued	221,876	533,743
Issued in Lieu of Cash Distributions	47,014	139,822
Redeemed	(334,090)	(578,815)
Net Increase (Decrease) from Capital Share Transactions	(65,200)	94,750
Total Increase (Decrease)	285,250	(58,025)
Net Assets
Beginning of Period	2,828,703	2,886,728
End of Period[2]	3,113,953	2,828,703

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($15,780,000) and $16,139,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

International Explorer Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.82	$17.76	$18.26	$18.50	$14.50	$14.41
Investment Operations
Net Investment Income	.113	.318	.287	.335	.327	.362
Net Realized and Unrealized Gain (Loss)
on Investments	2.365	(.334)	.635	.133	4.078	.287
Total from Investment Operations	2.478	(.016)	.922	.468	4.405	.649
Distributions
Dividends from Net Investment Income	(. 318)	(. 263)	(. 326)	(. 420)	(. 405)	(. 346)
Distributions from Realized Capital Gains	—	(.661)	(1.096)	(.288)	—	(.213)
Total Distributions	(. 318)	(. 924)	(1.422)	(.708)	(. 405)	(. 559)
Net Asset Value, End of Period	$18.98	$16.82	$17.76	$18.26	$18.50	$14.50

Total Return[1]	15.06%	-0.06%	5.65%	2.66%	31.13%	5.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,114	$2,829	$2,887	$2,598	$2,281	$1,819
Ratio of Total Expenses to
Average Net Assets[2]	0.40	0.41%	0.42%	0.40%	0.36%	0.43%
Ratio of Net Investment Income to
Average Net Assets	1.24%	1.83%	1.53%	1.69%	2.03%	2.35%
Portfolio Turnover Rate	36%	37%	42%	39%	36%	28%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.00%, 0.00%, (0.05%), and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Explorer Fund

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

22

International Explorer Fund

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended April 30, 2017, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 5% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

23

International Explorer Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2016), and for the period ended April 30, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2017, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries.

24

International Explorer Fund

These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

B. The investment advisory firms Schroder Investment Management North America Inc. and Wellington Management Company LLP each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Schroder Investment Management North America Inc. and Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the S&P EPAC SmallCap Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the six months ended April 30, 2017, the aggregate investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before a decrease of $187,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2017, the fund had contributed to Vanguard capital in the amount of $201,000, representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

25

International Explorer Fund

The following table summarizes the market value of the fund’s investments as of April 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	98,069	2,877,624	—
Temporary Cash Investments	164,507	22,346	—
Futures Contracts—Assets[1]	57	—	—
Futures Contracts—Liabilities[1]	(167)	—	—
Forward Currency Contracts—Assets	—	1,128	—
Forward Currency Contracts—Liabilities	—	(223)	—
Total	262,466	2,900,875	—
1 Represents variation margin on the last day of the reporting period.

E. At April 30, 2017, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Other Assets	57	1,128	1,185
Other Liabilities	(167)	(223)	(390)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2017, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	3,352	—	3,352
Forward Currency Contracts	—	(1,831)	(1,831)
Realized Net Gain (Loss) on Derivatives	3,352	(1,831)	1,521

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	46	—	46
Forward Currency Contracts	—	1,621	1,621
Change in Unrealized Appreciation (Depreciation) on Derivatives	46	1,621	1,667

26

International Explorer Fund

At April 30, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	June 2017	651	24,869	1,203
Topix Index	June 2017	157	21,549	50
FTSE 100 Index	June 2017	123	11,402	(153)
S&P ASX 200 Index	June 2017	78	8,623	120
				1,220

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At April 30, 2017, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Morgan Stanley Capital Services LLC	6/21/17	EUR	9,963	USD	10,667	214
Credit Suisse International	6/13/17	JPY	1,028,912	USD	9,070	177
Barclays Bank plc	6/13/17	JPY	864,165	USD	7,793	(27)
UBS AG	6/21/17	EUR	6,993	USD	7,492	145
Barclays Bank plc	6/20/17	AUD	6,650	USD	5,026	(51)
Toronto Dominion Securities	6/21/17	GBP	3,586	USD	4,368	284
UBS AG	6/21/17	GBP	2,701	USD	3,394	110
Barclays Bank plc	6/21/17	EUR	3,011	USD	3,245	45
BNP Paribas	6/13/17	JPY	257,595	USD	2,340	(25)
Goldman Sachs International	6/20/17	AUD	3,070	USD	2,340	(43)
BNP Paribas	6/21/17	GBP	1,332	USD	1,700	27
BNP Paribas	6/21/17	EUR	1,370	USD	1,467	30
BNP Paribas	6/21/17	EUR	1,303	USD	1,424	(1)
Goldman Sachs International	6/13/17	JPY	137,160	USD	1,242	(9)
Barclays Bank plc	6/20/17	AUD	1,622	USD	1,212	1
Bank of America, N.A	6/13/17	JPY	131,895	USD	1,211	(26)
JPMorgan Chase Bank N.A.	6/21/17	GBP	650	USD	808	35
Barclays Bank plc	6/21/17	GBP	509	USD	637	23
Goldman Sachs International	6/21/17	GBP	437	USD	552	16
Bank of America, N.A	6/21/17	EUR	376	USD	404	7
BNP Paribas	6/20/17	AUD	436	USD	333	(6)

27

International Explorer Fund

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	6/13/17	JPY	35,055	USD	309	6
Barclays Bank plc	6/21/17	USD	1,009	EUR	933	(10)
Barclays Bank plc	6/13/17	USD	552	JPY	62,280	(8)
Goldman Sachs International	6/21/17	USD	361	GBP	292	(17)
Goldman Sachs International	6/20/17	USD	332	AUD	434	8
						905
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; such differences are primarily attributed to the tax treatment of unrealized appreciation on passive foreign investment companies. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2017, the fund realized net foreign currency losses of $858,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended April 30, 2017, the fund realized gains on the sale of passive foreign investment companies of $2,919,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to overdistributed net investment income. Passive foreign investment companies held at April 30, 2017, had unrealized appreciation of $25,965,000, all of which has been distributed and is reflected in the balance of overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2016, the fund had available capital losses totaling $21,093,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

28

International Explorer Fund

At April 30, 2017, the cost of investment securities for tax purposes was $2,582,875,000. Net unrealized appreciation of investment securities for tax purposes was $579,671,000, consisting of unrealized gains of $713,548,000 on securities that had risen in value since their purchase and $133,877,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended April 30, 2017, the fund purchased $495,327,000 of investment securities and sold $619,319,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016
	Shares	Shares
	(000)	(000)
Issued	12,790	32,185
Issued in Lieu of Cash Distributions	2,904	8,363
Redeemed	(19,768)	(34,938)
Net Increase (Decrease) in Shares Outstanding	(4,074)	5,610

I. Management has determined that no material events or transactions occurred subsequent to April 30, 2017, that would require recognition or disclosure in these financial statements.

29

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

30

Six Months Ended April 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	10/31/2016	4/30/2017	Period
Based on Actual Fund Return	$1,000.00	$1,150.58	$2.13
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.81	2.01

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

31

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

32

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

33

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 197 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2005), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory

Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley John James Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1262 062017

Semiannual Report | April 30, 2017

Vanguard High Dividend Yield Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	25
Trustees Approve Advisory Arrangement.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard High Dividend Yield Index Fund returned almost 11% for the six months ended April 30, 2017. The fund’s return was in line with its benchmark’s (+10.77%) but was a step behind the average return of its peers (+10.92%).

• In the more risk-tolerant environment that prevailed over much of the period, U.S. companies that committed to paying larger-than-average dividends underperformed the broad U.S. stock market.

• The fund posted positive results in all ten market sectors. Financials turned in the strongest performance, on the prospect of less regulation and a boost to profitability from higher interest rates. A pickup in global growth helped basic materials and industrials post gains of more than 15% as well.

• Oil and gas returned less than 3%. The price of oil rose on an agreement among oil producers to limit production, but then retreated amid continuing surpluses. Utilities and telecommunications also lagged.

Total Returns: Six Months Ended April 30, 2017
Total
Returns
Vanguard High Dividend Yield Index Fund
Investor Shares	10.68%
ETF Shares
Market Price	10.72
Net Asset Value	10.72
FTSE High Dividend Yield Index	10.77
Equity Income Funds Average	10.92

Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Peer Group
	Shares	Shares	Average
High Dividend Yield Index Fund	0.15%	0.08%	1.20%

The fund expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2017, the fund’s annualized expense ratios were 0.15% for Investor Shares and 0.08% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Equity Income Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

“Buy what you know.”

It’s one of the adages of investing, and it has plenty of intuitive appeal. After all, the familiar seems inherently less risky. It’s no wonder that many investors heavily tilt their portfolios toward the stocks and bonds of their home country. This is known in investing parlance as “home bias.”

U.S. investors sometimes think they can get all the global diversification they need by owning shares of U.S.-based multinational companies. And that may seem like the best of both worlds: international diversification without ever leaving the friendly confines of home.

The potential pitfall is that, as Vanguard research has suggested, the performance of a company’s shares tends to be highly correlated to its domestic market, regardless of where that company conducts most of its business.

Americans aren’t alone in being portfolio homebodies. Vanguard has found that in a range of developed countries—Australia, Canada, Japan, and the United Kingdom, as well as the United States—investors held a greater percentage of domestic stocks than would be indicated if they had taken their cues from a globally diversified, market-weighted benchmark. (You can see this tendency in the chart later in this letter.)

3

Why home bias exists

Vanguard’s Investment Strategy Group identified a range of reasons why investors might not embrace global diversification, including concerns about currency risk and an expectation that their home country will deliver outsized returns.

One factor we identified—preference for the familiar—seems particularly relevant. With so much global uncertainty about geopolitics, monetary policy, and the economic outlook, it’s understandable why investors may not want to stray too far from home.

But in their aversion to the unknown, investors can end up increasing, rather than lessening, their risks. That’s because they’re sacrificing broad global diversification—one of the best ways I know of to help control risk.

In many cases, individual country markets are much less diversified than the global market in total. Global investing, then, can be an answer for investors who want to reduce concentration risk. That can include overconcentration in a particular country, region, or industry.

And the good news is that global investing is easier than ever, thanks to the wide availability of low-cost, internationally diversified stock and bond funds. It’s possible, in a sense, to own the whole world with just a couple of funds.

Market Barometer
			Total Returns
		Periods Ended April 30, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.46%	18.03%	13.63%
Russell 2000 Index (Small-caps)	18.37	25.63	12.95
Russell 3000 Index (Broad U.S. market)	13.83	18.58	13.57
FTSE All-World ex US Index (International)	10.55	12.98	5.60

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-0.67%	0.83%	2.27%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.34	0.14	3.16
Citigroup Three-Month U.S. Treasury Bill Index	0.23	0.37	0.11

CPI
Consumer Price Index	1.16%	2.20%	1.22%

4

Expanding our opportunities

A key to overcoming home bias is reframing the way we look at investing outside our home countries. Take, for example, automakers or pharmaceutical companies. There are well-regarded firms in both industries located throughout the world. Over the next five years, nobody can know for sure whether a Japanese or U.S. or European company will produce a popular new sedan that outsells the competition or come up with new treatments to combat illness. So why not own them all? And that includes their bonds along with their stocks.

Full global diversification also allows you to capitalize on opportunities in both developed and emerging economies. Betting on which individual country—let alone company—will be the next market darling can be a fool’s errand.

A better choice can be to harness the potential of all markets. In my personal investment account, I have an emerging markets position that complements my developed-market holdings. Not only can global diversification help control risk, but it can also expand our set of opportunities among stocks and bonds.

Home bias shows investors across the world are fixated on the familiar

Investors often own a greater share of their home country’s stocks than would be indicated by the allocations of a globally diversified, market-capitalization-weighted index fund.

Global index weight
Investor holdings in domestic equities

Notes: Data as of December 31, 2014 (the latest available from the International Monetary Fund, or IMF), in U.S. dollars. Domestic investment is calculated by subtracting total foreign investment (as reported by the IMF) in a given country from its market capitalization in the MSCI All Country World Index. Given that the IMF data are voluntary, there may be some discrepancies between the market values in the survey and the MSCI ACWI.

Sources: Vanguard, based on data from the IMF’s Coordinated Portfolio Investment Survey (2014), Bloomberg, Thomson Reuters Datastream, and FactSet.

5

Ultimately, I believe we have the best chance for investment success by giving ourselves more opportunities, not fewer. Own the whole haystack and you never have to worry about finding the needle.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

May 12, 2017

6

High Dividend Yield Index Fund

Fund Profile
As of April 30, 2017

Share-Class Characteristics

	Investor	ETF
	Shares	Shares
Ticker Symbol	VHDYX	VYM
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	3.05%	3.10%

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	FA Index
R-Squared	1.00	0.90
Beta	1.00	0.86

Portfolio Characteristics
			DJ
			U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Number of Stocks	428	402	3,788
Median Market Cap	$117.0B	$117.0B	$58.1B
Price/Earnings Ratio	21.6x	21.6x	27.1x
Price/Book Ratio	2.8x	2.8x	2.8x
Return on Equity	37.7%	37.7%	24.8%
Earnings Growth
Rate	3.4%	3.4%	9.8%
Dividend Yield	3.1%	3.1%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	14%	—	—
Short-Term Reserves	0.1%	—	—

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Software	5.5%
Exxon Mobil Corp.	Integrated Oil & Gas	3.6
Johnson & Johnson	Pharmaceuticals	3.6
JPMorgan Chase & Co.	Banks	3.3
Wells Fargo & Co.	Banks	2.9
General Electric Co.	Diversified Industrials	2.7
AT&T Inc.	Fixed Line
	Telecommunications	2.6
Procter & Gamble Co.	Nondurable
	Household Products	2.4
Pfizer Inc.	Pharmaceuticals	2.2
Chevron Corp.	Integrated Oil & Gas	2.1
Top Ten		30.9%

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Basic Materials	3.6%	3.6%	2.6%
Consumer Goods	14.9	14.9	9.7
Consumer Services	5.9	5.9	13.4
Financials	13.6	13.6	20.0
Health Care	13.0	13.0	12.6
Industrials	12.8	12.8	12.8
Oil & Gas	9.2	9.2	5.8
Technology	14.3	14.3	17.8
Telecommunications	4.8	4.8	2.1
Utilities	7.9	7.9	3.2

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2017, the annualized expense ratios were 0.15% for Investor Shares and 0.08% for ETF Shares.

7

High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 16, 2006, Through April 30, 2017

Note: For 2017, performance data reflect the six months ended April 30, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	11/16/2006	15.90%	13.25%	7.34%
ETF Shares	11/10/2006
Market Price		15.99	13.34	7.46
Net Asset Value		16.00	13.34	7.45

See Financial Highlights for dividend and capital gains information.

8

High Dividend Yield Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Basic Materials (3.6%)
	Dow Chemical Co.	3,194,947	200,643
	EI du Pont de Nemours
	& Co.	2,275,051	181,435
	Praxair Inc.	749,398	93,660
	Air Products & Chemicals
	Inc.	569,881	80,068
	LyondellBasell Industries
	NV Class A	903,571	76,587
	International Paper Co.	1,095,191	59,107
	Nucor Corp.	833,308	51,107
	Mosaic Co.	935,172	25,184
	Avery Dennison Corp.	234,229	19,490
	RPM International Inc.	347,791	18,280
	CF Industries Holdings Inc.	624,728	16,705
	Reliance Steel &
	Aluminum Co.	178,730	14,087
	Olin Corp.	416,951	13,397
	Huntsman Corp.	424,777	10,522
	Scotts Miracle-Gro Co.	90,959	8,787
	Domtar Corp.	153,288	6,078
^	Compass Minerals
	International Inc.	88,649	5,851
	Commercial Metals Co.	290,563	5,416
	A Schulman Inc.	85,880	2,718
	Innophos Holdings Inc.	52,161	2,501
	Ferroglobe plc	177,437	1,712
	Rayonier Advanced
	Materials Inc.	118,121	1,565
*	Ingevity Corp.	63	4
	KapStone Paper and
	Packaging Corp.	119	2
*	Ferroglobe R&W Trust	166,085	—
			894,906

Consumer Goods (14.9%)
Procter & Gamble Co.	6,783,615	592,413
Coca-Cola Co.	10,909,100	470,728
Philip Morris
International Inc.	4,127,161	457,455
PepsiCo Inc.	3,797,806	430,215
Altria Group Inc.	5,224,839	375,039
Reynolds American Inc.	2,215,718	142,914
Kraft Heinz Co.	1,567,655	141,700
General Motors Co.	3,643,586	126,214
Kimberly-Clark Corp.	939,213	121,863
Ford Motor Co.	10,313,646	118,298
General Mills Inc.	1,536,350	88,355
Archer-Daniels-Midland
Co.	1,517,467	69,424
VF Corp.	875,541	47,831
Clorox Co.	339,562	45,396
Kellogg Co.	629,742	44,712
Conagra Brands Inc.	1,148,507	44,539
Genuine Parts Co.	395,831	36,424
Hasbro Inc.	298,402	29,575
Coach Inc.	745,029	29,347
Bunge Ltd.	367,123	29,014
Harley-Davidson Inc.	466,903	26,525
Coca-Cola European
Partners plc	610,114	23,563
Coty Inc. Class A	1,276,393	22,784
Hanesbrands Inc.	1,003,116	21,878
Mattel Inc.	925,812	20,757
Leggett & Platt Inc.	352,541	18,522
Pinnacle Foods Inc.	301,109	17,509
^ Polaris Industries Inc.	160,019	13,643
Ralph Lauren Corp.
Class A	153,039	12,353
Flowers Foods Inc.	459,406	9,009
Tupperware Brands Corp.	117,562	8,442

9

High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	B&G Foods Inc.	175,503	7,371
	Nu Skin Enterprises Inc.
	Class A	128,743	7,110
	HNI Corp.	116,015	5,425
	Vector Group Ltd.	245,392	5,330
	Universal Corp.	69,350	5,094
	Steelcase Inc. Class A	239,435	4,082
	Schweitzer-Mauduit
	International Inc.	79,638	3,428
	MDC Holdings Inc.	107,607	3,337
	Briggs & Stratton Corp.	116,868	2,921
	Knoll Inc.	117,242	2,809
	Cosan Ltd.	324,827	2,498
	Ethan Allen Interiors Inc.	66,798	1,991
	National Presto Industries
	Inc.	14,310	1,493
	Superior Industries
	International Inc.	55,471	1,206
	Lamb Weston Holdings Inc.	217	9
*	Cal-Maine Foods Inc.	35	1
			3,690,546
Consumer Services (5.8%)
	McDonald’s Corp.	2,193,001	306,867
	Wal-Mart Stores Inc.	4,051,501	304,592
	Target Corp.	1,496,220	83,564
	Sysco Corp.	1,321,898	69,889
	Las Vegas Sands Corp.	1,058,432	62,437
	Carnival Corp.	989,331	61,111
	Omnicom Group Inc.	621,537	51,041
	Nielsen Holdings plc	911,162	37,476
	Best Buy Co. Inc.	663,284	34,365
	L Brands Inc.	522,500	27,593
	Darden Restaurants Inc.	322,958	27,513
	Wynn Resorts Ltd.	217,825	26,795
	Wyndham Worldwide
	Corp.	275,584	26,266
	Interpublic Group of Cos.
	Inc.	1,045,014	24,631
	Macy’s Inc.	829,564	24,240
^	Nordstrom Inc.	378,773	18,283
	Kohl’s Corp.	445,155	17,374
	Staples Inc.	1,762,318	17,218
	Gap Inc.	609,113	15,959
	KAR Auction Services Inc.	356,297	15,542
	Six Flags Entertainment
	Corp.	242,877	15,206
	TEGNA Inc.	568,820	14,493
	H&R Block Inc.	555,049	13,760
^	Williams-Sonoma Inc.	233,611	12,627
	Cinemark Holdings Inc.	275,393	11,897
^	Cracker Barrel Old Country
	Store Inc.	58,169	9,318
	Tribune Media Co. Class A	236,146	8,633
	ILG Inc.	314,615	7,585

	American Eagle Outfitters
	Inc.	470,880	6,635
	GameStop Corp. Class A	286,514	6,501
	Hillenbrand Inc.	172,656	6,371
	Extended Stay America Inc.	364,199	6,352
	Regal Entertainment Group
	Class A	287,084	6,336
	Meredith Corp.	107,349	6,285
	John Wiley & Sons Inc.
	Class A	117,011	6,166
	Brinker International Inc.	134,640	5,950
	International Game
	Technology plc	265,425	5,892
	Chico’s FAS Inc.	328,108	4,534
	Time Inc.	270,036	4,105
	DSW Inc. Class A	194,888	4,019
	Bob Evans Farms Inc.	54,871	3,662
	HSN Inc.	94,654	3,493
*	Liberty Global plc LiLAC
	Class A	135,692	2,913
	DineEquity Inc.	47,782	2,702
	Copa Holdings SA Class A	21,429	2,495
	ClubCorp Holdings Inc.	177,969	2,394
^	Guess? Inc.	212,436	2,371
	National CineMedia Inc.	186,929	2,219
	Weis Markets Inc.	34,525	1,996
^	Rent-A-Center Inc.	174,460	1,865
	New Media Investment
	Group Inc.	138,925	1,828
	Cato Corp. Class A	76,617	1,728
	Pier 1 Imports Inc.	255,521	1,722
^	Buckle Inc.	91,634	1,714
	Barnes & Noble Inc.	189,069	1,616
^	Tailored Brands Inc.	130,690	1,611
	Gannett Co. Inc.	141,070	1,179
	Speedway Motorsports Inc. 36,789		664
	Abercrombie & Fitch Co.	29,218	350
			1,453,943
Financials (13.6%)
	JPMorgan Chase & Co.	9,548,472	830,717
	Wells Fargo & Co.	13,260,952	713,970
	Chubb Ltd.	1,229,857	168,798
	BlackRock Inc.	320,461	123,240
	MetLife Inc.	2,349,559	121,731
	Prudential Financial Inc.	1,131,117	121,063
	CME Group Inc.	840,547	97,663
	BB&T Corp.	2,135,658	92,218
	Travelers Cos. Inc.	748,341	91,043
	Aflac Inc.	1,035,510	77,539
	Ameriprise Financial Inc.	409,238	52,321
	KeyCorp	2,844,236	51,879
	Principal Financial Group
	Inc.	754,693	49,153
	Fifth Third Bancorp	1,985,320	48,501

10

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Regions Financial Corp.	3,235,040	44,482
T. Rowe Price Group Inc.	619,397	43,909
Huntington Bancshares
Inc.	2,854,639	36,711
Invesco Ltd.	1,102,950	36,331
FNF Group	720,620	29,509
Cincinnati Financial Corp.	371,393	26,774
Arthur J Gallagher & Co.	463,192	25,851
Western Union Co.	1,299,703	25,812
New York Community
Bancorp Inc.	1,250,459	16,619
PacWest Bancorp	295,578	14,599
People’s United Financial
Inc.	828,902	14,481
Axis Capital Holdings Ltd.	212,985	14,036
Cullen/Frost Bankers Inc.	143,545	13,549
Old Republic International
Corp.	625,739	12,940
Navient Corp.	837,952	12,737
First American Financial
Corp.	286,234	12,425
Eaton Vance Corp.	288,973	12,406
Allied World Assurance
Co. Holdings AG	229,031	12,159
Lazard Ltd. Class A	276,061	11,854
FNB Corp.	810,875	11,547
United Bankshares Inc.	266,996	10,653
Hancock Holding Co.	226,295	10,568
Umpqua Holdings Corp.	588,146	10,393
Validus Holdings Ltd.	169,053	9,345
BankUnited Inc.	255,184	9,005
Bank of Hawaii Corp.	106,081	8,643
Chemical Financial Corp.	181,357	8,605
ProAssurance Corp.	136,076	8,423
Fulton Financial Corp.	445,635	8,222
LPL Financial Holdings Inc.	189,640	7,972
Valley National Bancorp	633,446	7,449
Janus Capital Group Inc.	519,605	7,098
Federated Investors Inc.
Class B	248,618	6,668
Glacier Bancorp Inc.	193,190	6,526
Columbia Banking System
Inc.	156,981	6,202
BGC Partners Inc. Class A	516,849	5,882
Hope Bancorp Inc.	320,944	5,876
RLI Corp.	101,798	5,825
Community Bank System
Inc.	99,404	5,562
Capitol Federal Financial
Inc.	376,404	5,507
Old National Bancorp	320,983	5,393
Kennedy-Wilson Holdings
Inc.	257,418	5,251
Trustmark Corp.	151,719	5,040

	CVB Financial Corp.	228,645	4,925
	Mercury General Corp.	75,557	4,646
	First Financial Bancorp	165,091	4,565
	NBT Bancorp Inc.	119,255	4,553
	BOK Financial Corp.	53,847	4,539
	Northwest Bancshares Inc.	276,983	4,471
	Provident Financial
	Services Inc.	172,204	4,424
	WesBanco Inc.	109,776	4,370
^	Waddell & Reed Financial
	Inc. Class A	236,890	4,262
	Horace Mann Educators
	Corp.	109,284	4,224
	First Hawaiian Inc.	138,242	4,115
	Kemper Corp.	96,478	3,796
	Artisan Partners Asset
	Management Inc. Class A	123,308	3,613
	Westamerica
	Bancorporation	65,631	3,611
	Boston Private Financial
	Holdings Inc.	227,759	3,553
	Park National Corp.	33,488	3,531
	CNA Financial Corp.	74,257	3,361
	AmTrust Financial
	Services Inc.	203,630	3,268
	HFF Inc. Class A	103,981	3,265
	NRG Yield Inc.	176,457	3,123
	S&T Bancorp Inc.	86,568	3,113
	Safety Insurance Group Inc.	41,649	3,015
	Tompkins Financial Corp.	35,904	2,968
	City Holding Co.	39,905	2,837
	Brookline Bancorp Inc.	193,821	2,820
	First Commonwealth
	Financial Corp.	215,123	2,777
	TFS Financial Corp.	167,642	2,773
	American National
	Insurance Co.	23,624	2,762
	Sandy Spring Bancorp Inc.	62,994	2,724
	Flushing Financial Corp.	76,501	2,255
	Cohen & Steers Inc.	54,234	2,164
	Oritani Financial Corp.	126,122	2,138
	Maiden Holdings Ltd.	172,468	2,130
^	WisdomTree Investments
	Inc.	246,403	2,057
	FBL Financial Group Inc.
	Class A	29,837	1,984
	Greenhill & Co. Inc.	75,617	1,913
	TrustCo Bank Corp. NY	240,319	1,911
	Community Trust Bancorp
	Inc.	38,489	1,730
	NRG Yield Inc. Class A	92,820	1,610
	Dime Community
	Bancshares Inc.	81,070	1,577
	First Financial Corp.	25,490	1,244

11

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Republic Bancorp Inc.
Class A	26,711	961
Washington Trust Bancorp
Inc.	9,320	459
BancFirst Corp.	259	25
Independent Bank
Corp./Rockland	393	25
LegacyTexas Financial
Group Inc.	181	7
IBERIABANK Corp.	63	5
Willis Towers Watson plc	8	1
1st Source Corp.	21	1
		3,368,876
Health Care (12.9%)
Johnson & Johnson	7,273,744	898,089
Pfizer Inc.	16,036,988	543,975
Merck & Co. Inc.	7,334,951	457,188
Amgen Inc.	1,976,683	322,832
AbbVie Inc.	4,273,525	281,796
Bristol-Myers Squibb Co.	4,404,217	246,856
Gilead Sciences Inc.	3,478,817	238,473
Eli Lilly & Co.	2,598,449	213,229
Owens & Minor Inc.	160,439	5,559
* Innoviva Inc.	239,482	2,822
Kindred Healthcare Inc.	88,487	849
Meridian Bioscience Inc.	13,883	205
Abaxis Inc.	35	2
		3,211,875
Industrials (12.8%)
General Electric Co.	23,339,558	676,614
3M Co.	1,573,623	308,163
Boeing Co.	1,481,342	273,796
Lockheed Martin Corp.	775,320	208,910
United Parcel Service Inc.
Class B	1,819,084	195,479
Caterpillar Inc.	1,539,903	157,471
Automatic Data
Processing Inc.	1,181,667	123,472
Raytheon Co.	776,275	120,486
Johnson Controls
International plc	2,479,073	103,055
Emerson Electric Co.	1,697,864	102,347
Eaton Corp. plc	1,190,279	90,033
Norfolk Southern Corp.	765,082	89,890
Deere & Co.	782,246	87,306
Waste Management Inc.	1,159,732	84,405
Cummins Inc.	442,861	66,845
PACCAR Inc.	931,831	62,181
Paychex Inc.	849,797	50,376
Republic Services Inc.
Class A	610,371	38,447
WestRock Co.	659,049	35,299
TransDigm Group Inc.	128,914	31,807
Fastenal Co.	702,464	31,386
CH Robinson Worldwide
Inc.	371,971	27,042

	Packaging Corp. of
	America	247,302	24,429
	Xerox Corp.	2,725,595	19,597
	Macquarie Infrastructure
	Corp.	199,952	16,270
	MDU Resources Group
	Inc.	507,409	13,649
	Sonoco Products Co.	243,125	12,718
	Watsco Inc.	78,432	10,886
	Ryder System Inc.	143,916	9,773
	National Instruments Corp.	258,022	9,008
	Kennametal Inc.	211,818	8,807
	Timken Co.	172,362	8,316
^	GATX Corp.	92,142	5,519
	Aircastle Ltd.	185,248	4,376
	Covanta Holding Corp.	295,649	4,302
*	Cardtronics plc Class A	99,176	4,124
	Greif Inc. Class A	70,232	4,117
	Brady Corp. Class A	105,370	4,104
	Otter Tail Corp.	94,040	3,715
	Mobile Mini Inc.	126,968	3,644
	Triton International Ltd.	109,487	3,351
	Sturm Ruger & Co. Inc.	51,688	3,125
	Greenbrier Cos. Inc.	71,900	3,124
^	Ship Finance International
	Ltd.	206,852	2,906
^	Nordic American Tankers
	Ltd.	332,764	2,762
	General Cable Corp.	140,384	2,527
	ManTech International
	Corp. Class A	69,384	2,463
	AVX Corp.	139,990	2,367
	Scorpio Tankers Inc.	534,784	2,353
	Essendant Inc.	132,306	2,210
	McGrath RentCorp	51,945	1,808
^	Frontline Ltd.	260,780	1,734
	H&E Equipment Services
	Inc.	81,250	1,716
	Schnitzer Steel Industries
	Inc.	90,456	1,710
^	GasLog Ltd.	118,928	1,665
	Teekay Corp.	176,683	1,534
^	American Railcar Industries
	Inc.	28,708	1,204
	Resources Connection Inc.	76,532	1,064
	Myers Industries Inc.	60,394	984
	RR Donnelley & Sons Co.	64,363	809
	Seaspan Corp. Class A	44,357	312
	CSX Corp.	1,393	71
*	Conduent Inc.	301	5
	Applied Industrial
	Technologies Inc.	49	3
*	Donnelley Financial
	Solutions Inc.	50	1
			3,173,972

12

High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
Oil & Gas (9.2%)
	Exxon Mobil Corp.	11,010,465	899,004
	Chevron Corp.	4,987,942	532,213
	ConocoPhillips	3,249,546	155,686
	Occidental Petroleum
	Corp.	2,028,218	124,817
	Phillips 66	1,377,713	109,611
	Kinder Morgan Inc.	5,015,669	103,473
	Valero Energy Corp.	1,196,350	77,296
	Marathon Petroleum
	Corp.	1,400,827	71,358
	Williams Cos. Inc.	2,153,227	65,953
	Targa Resources Corp.	502,404	27,698
	Tesoro Corp.	296,318	23,620
	OGE Energy Corp.	521,091	18,124
^	Helmerich & Payne Inc.	279,775	16,966
	HollyFrontier Corp.	482,563	13,579
	Murphy Oil Corp.	317,955	8,324
	Oceaneering International
	Inc.	274,298	7,239
	Western Refining Inc.	201,220	6,940
	PBF Energy Inc. Class A	306,971	6,852
	SemGroup Corp. Class A	180,274	6,003
	Pattern Energy Group Inc.
	Class A	192,907	4,248
	Delek US Holdings Inc.	161,378	3,884
	Archrock Inc.	180,735	2,133
^	CVR Energy Inc.	58,976	1,291
	Frank’s International NV	696	6
	National Oilwell Varco Inc.	100	3
			2,286,321
Other (0.0%)[2]
*	Safeway Inc CVR (Casa Ley)
	Expire 1/30/2018	364	—
*	Safeway Inc CVR (PDC)
	Expire 1/30/2019	364	—
			—
Technology (14.3%)
	Microsoft Corp.	19,995,707	1,368,906
	Cisco Systems Inc.	13,301,446	453,180
	Intel Corp.	12,527,242	452,860
	International Business
	Machines Corp.	2,534,338	406,229
	Texas Instruments Inc.	2,656,623	210,351
	QUALCOMM Inc.	3,878,099	208,409
	HP Inc.	4,506,934	84,821
	Analog Devices Inc.	962,151	73,316
	Western Digital Corp.	717,080	63,870
	Xilinx Inc.	655,310	41,357
	KLA-Tencor Corp.	409,281	40,200
	Maxim Integrated
	Products Inc.	749,404	33,086
	Seagate Technology plc	752,549	31,705
	CA Inc.	827,071	27,153

^	Garmin Ltd.	291,030	14,796
	Cypress Semiconductor
	Corp.	856,850	12,005
	Pitney Bowes Inc.	550,674	7,318
	TiVo Corp.	323,850	6,396
	Cogent Communications
	Holdings Inc.	125,044	5,627
	West Corp.	163,662	4,368
	NIC Inc.	156,086	3,332
	Harris Corp.	182	20
	Diebold Nixdorf Inc.	112	3
	Brooks Automation Inc.	91	2
*	Gartner Inc.	7	1
	Computer Programs &
	Systems Inc.	21	1
			3,549,312
Telecommunications (4.8%)
	AT&T Inc.	16,308,534	646,307
	Verizon Communications
	Inc.	10,774,020	494,635
	CenturyLink Inc.	1,511,499	38,800
	Frontier Communications
	Corp.	2,017,537	3,793
	Consolidated
	Communications
	Holdings Inc.	158,703	3,757
	Windstream Holdings Inc.	584,860	3,229
			1,190,521
Utilities (7.9%)
	NextEra Energy Inc.	1,245,666	166,371
	Duke Energy Corp.	1,834,563	151,351
	Southern Co.	2,592,449	129,104
	Dominion Resources Inc.	1,658,898	128,448
	PG&E Corp.	1,326,886	88,968
	American Electric Power
	Co. Inc.	1,296,820	87,963
	Exelon Corp.	2,441,289	84,542
	Sempra Energy	656,303	74,175
	Edison International	859,471	68,732
	PPL Corp.	1,795,118	68,412
	Consolidated Edison Inc.	799,283	63,367
	Xcel Energy Inc.	1,327,741	59,815
	Public Service Enterprise
	Group Inc.	1,345,982	59,291
	WEC Energy Group Inc.	837,617	50,693
	DTE Energy Co.	474,040	49,580
	Eversource Energy	829,913	49,297
	Entergy Corp.	477,032	36,378
	Ameren Corp.	634,120	34,680
	FirstEnergy Corp.	1,140,003	34,132
	CMS Energy Corp.	736,971	33,458
	CenterPoint Energy Inc.	1,122,202	32,016
	ONEOK Inc.	553,518	29,121

13

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Pinnacle West Capital
Corp.	289,999	24,676
Alliant Energy Corp.	590,540	23,220
UGI Corp.	455,900	22,868
SCANA Corp.	341,162	22,622
Atmos Energy Corp.	276,770	22,424
NiSource Inc.	861,970	20,903
AES Corp.	1,778,249	20,112
Westar Energy Inc.
Class A	371,388	19,323
Great Plains Energy Inc.	546,326	16,166
Aqua America Inc.	459,366	15,200
Vectren Corp.	215,150	12,784
National Fuel Gas Co.	200,745	11,117
WGL Holdings Inc.	133,706	11,025
IDACORP Inc.	129,010	10,904
Portland General Electric
Co.	228,700	10,369
Southwest Gas Holdings
Inc.	122,040	10,222
Black Hills Corp.	137,630	9,362
ONE Gas Inc.	135,903	9,354
Hawaiian Electric
Industries Inc.	277,909	9,316
New Jersey Resources
Corp.	224,738	9,068
ALLETE Inc.	118,786	8,304
Spire Inc.	116,114	7,960
NorthWestern Corp.	131,591	7,867
South Jersey Industries
Inc.	203,784	7,646
PNM Resources Inc.	204,213	7,607
Avista Corp.	175,025	7,061
Avangrid Inc.	151,276	6,581
El Paso Electric Co.	109,662	5,659
Northwest Natural Gas Co.	76,935	4,585
* TerraForm Power Inc.
Class A	232,780	2,931
Atlantica Yield plc	130,422	2,718
California Water Service
Group	340	12
		1,959,860
Total Common Stocks
(Cost $20,916,715)		24,780,132
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
[3,4] Market Liquidity Fund,
1.034%	1,046,350	104,656

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government and Agency Obligations (0.0%)
United States Treasury Bill,
0.564%–0.571%, 5/4/17	3,100	3,100
United States Treasury Bill,
0.713%, 5/11/17	200	200
United States Treasury Bill,
0.607%–0.618%, 5/25/17	700	700
United States Treasury Bill,
0.521%–0.621%, 6/1/17	2,400	2,398
United States Treasury Bill,
0.761%, 6/22/17	50	50
		6,448
Total Temporary Cash Investments
(Cost $111,100)		111,104
Total Investments (100.2%)
(Cost $21,027,815)		24,891,236

		Amount
		($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard		1,691
Receivables for Accrued Income		34,234
Receivables for Capital Shares Issued		6,539
Other Assets		728
Total Other Assets		43,192
Liabilities
Payables for Investment Securities
Purchased		(57,705)
Collateral for Securities on Loan		(28,259)
Payables for Capital Shares Redeemed		(4,140)
Payables to Vanguard		(7,523)
Other Liabilities		(368)
Total Liabilities		(97,995)
Net Assets (100%)		24,836,433

14

High Dividend Yield Index Fund

At April 30, 2017, net assets consisted of:

Amount
($000)

Paid-in Capital	21,136,729
Undistributed Net Investment Income	47,001
Accumulated Net Realized Losses	(211,310)
Unrealized Appreciation (Depreciation)
Investment Securities	3,863,421
Futures Contracts	592
Net Assets	24,836,433

Investor Shares—Net Assets
Applicable to 229,579,311 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,056,221
Net Asset Value Per Share—
Investor Shares	$30.74

ETF Shares—Net Assets
Applicable to 229,189,119 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	17,780,212
Net Asset Value Per Share—
ETF Shares	$77.58

  See Note A in Notes to Financial Statements.
  Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $26,947,000.
  Non-income-producing security.
  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.
  “Other” represents securities that are not classified by the fund’s benchmark index.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  Includes $28,259,000 of collateral received for securities on loan.
  Securities with a value of $4,658,000 have been segregated as initial margin for open futures contracts. CVR—ContingentValue Rights.
  See accompanying Notes, which are an integral part of the Financial Statements.

15

High Dividend Yield Index Fund

Statement of Operations

Six Months Ended
April 30, 2017
($000)
Investment Income
Income
Dividends	380,654
Interest[1]	215
Securities Lending—Net	590
Total Income	381,459
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,386
Management and Administrative—Investor Shares	3,911
Management and Administrative—ETF Shares	5,024
Marketing and Distribution—Investor Shares	658
Marketing and Distribution—ETF Shares	515
Custodian Fees	346
Shareholders’ Reports—Investor Shares	85
Shareholders’ Reports—ETF Shares	340
Trustees’ Fees and Expenses	7
Total Expenses	12,272
Net Investment Income	369,187
Realized Net Gain (Loss)
Investment Securities Sold[1]	690,483
Futures Contracts	7,344
Realized Net Gain (Loss)	697,827
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,279,546
Futures Contracts	1,145
Change in Unrealized Appreciation (Depreciation)	1,280,691
Net Increase (Decrease) in Net Assets Resulting from Operations	2,347,705

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $201,000 and $1,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

High Dividend Yield Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	369,187	595,662
Realized Net Gain (Loss)	697,827	350,136
Change in Unrealized Appreciation (Depreciation)	1,280,691	533,159
Net Increase (Decrease) in Net Assets Resulting from Operations	2,347,705	1,478,957
Distributions
Net Investment Income
Investor Shares	(103,424)	(149,810)
ETF Shares	(282,732)	(416,117)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(386,156)	(565,927)
Capital Share Transactions
Investor Shares	631,149	1,276,227
ETF Shares	867,615	3,605,173
Net Increase (Decrease) from Capital Share Transactions	1,498,764	4,881,400
Total Increase (Decrease)	3,460,313	5,794,430
Net Assets
Beginning of Period	21,376,120	15,581,690
End of Period[1]	24,836,433	21,376,120

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $47,001,000 and $63,970,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

High Dividend Yield Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$28.20	$26.89	$26.98	$23.83	$19.76	$17.30
Investment Operations
Net Investment Income	. 440	. 854	. 815.727		. 667	. 579
Net Realized and Unrealized Gain (Loss)
on Investments	2.565	1.286	(.088)	3.147	4.063	2.446
Total from Investment Operations	3.005	2.140	.727	3.874	4.730	3.025
Distributions
Dividends from Net Investment Income	(. 465)	(. 830)	(. 817)	(.724)	(. 660)	(. 565)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 465)	(. 830)	(. 817)	(.724)	(. 660)	(. 565)
Net Asset Value, End of Period	$30.74	$28.20	$26.89	$26.98	$23.83	$19.76

Total Return[1]	10.68%	8.11%	2.78%	16.48%	24.35%	17.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,056	$5,879	$4,368	$4,066	$3,019	$1,596
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.16%	0.18%	0.19%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.05%	3.19%	3.06%	2.92%	3.10%	3.22%
Portfolio Turnover Rate[2]	14%	7%	11%	12%	13%	11%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

High Dividend Yield Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$71.19	$67.88	$68.11	$60.16	$49.89	$43.68
Investment Operations
Net Investment Income	1.160	2.203	2.104	1.885	1.732	1.506
Net Realized and Unrealized Gain (Loss)
on Investments	6.457	3.245	(.222)	7.943	10.247	6.180
Total from Investment Operations	7.617	5.448	1.882	9.828	11.979	7.686
Distributions
Dividends from Net Investment Income	(1.227)	(2.138)	(2.112)	(1.878)	(1.709)	(1.476)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.227)	(2.138)	(2.112)	(1.878)	(1.709)	(1.476)
Net Asset Value, End of Period	$77.58	$71.19	$67.88	$68.11	$60.16	$49.89

Total Return	10.72%	8.18%	2.84%	16.56%	24.43%	17.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,780	$15,497	$11,214	$9,782	$6,918	$4,203
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.09%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.12%	3.26%	3.13%	3.00%	3.19%	3.32%
Portfolio Turnover Rate[1]	14%	7%	11%	12%	13%	11%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

20

High Dividend Yield Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2016), and for the period ended April 30, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

21

High Dividend Yield Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2017, the fund had contributed to Vanguard capital in the amount of $1,691,000, representing 0.01% of the fund’s net assets and 0.68% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	24,780,132	—	—
Temporary Cash Investments	104,656	6,448	—
Futures Contracts—Liabilities[1]	(368)	—	—
Total	24,884,420	6,448	—
1 Represents variation margin on the last day of the reporting period.

D. At April 30, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2017	450	53,561	592

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

22

High Dividend Yield Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2017, the fund realized $698,364,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2016, the fund had available capital losses totaling $211,326,000 to offset future net capital gains. Of this amount, $18,315,000 is subject to expiration on October 31, 2018. Capital losses of $193,011,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2017, the cost of investment securities for tax purposes was $21,028,467,000. Net unrealized appreciation of investment securities for tax purposes was $3,862,769,000, consisting of unrealized gains of $4,293,608,000 on securities that had risen in value since their purchase and $430,839,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended April 30, 2017, the fund purchased $5,099,368,000 of investment securities and sold $3,585,405,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,726,456,000 and $1,947,772,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended April 30, 2017, such purchases and sales were $365,900,000 and $412,894,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

23

High Dividend Yield Index Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		April 30, 2017	October 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,351,772	44,918	2,061,346	74,813
Issued in Lieu of Cash Distributions	84,247	2,771	124,953	4,577
Redeemed	(804,870)	(26,616)	(910,072)	(33,330)
Net Increase (Decrease)—Investor Shares	631,149	21,073	1,276,227	46,060
ETF Shares
Issued	2,943,051	38,329	5,032,957	73,213
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,075,436)	(26,825)	(1,427,784)	(20,725)
Net Increase (Decrease)—ETF Shares	867,615	11,504	3,605,173	52,488

H. Management has determined that no material events or transactions occurred subsequent to April 30, 2017, that would require recognition or disclosure in these financial statements.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended April 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Dividend Yield Index Fund	10/31/2016	4/30/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,106.80	$0.78
ETF Shares	1,000.00	1,107.23	0.42
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.05	$0.75
ETF Shares	1,000.00	1,024.40	0.40

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.15% for Investor Shares and 0.08% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

26

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard High Dividend Yield Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

27

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 197 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2005), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory

Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley John James Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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This material may be used in conjunction	are trademarks of the London Stock Exchange Group
with the offering of shares of any Vanguard	companies and are used by FTSE, MTS, FTSE TMX and
fund only if preceded or accompanied by	Russell under licence. All information is provided for
information purposes only. No responsibility or liability
the fund’s current prospectus.	can be accepted by the London Stock Exchange Group
All comparative mutual fund data are from Lipper, a	companies nor its licensors for any errors or for any
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otherwise noted.	Stock Exchange Group companies nor any of its
licensors make any claim, prediction, warranty or
You can obtain a free copy of Vanguard’s proxy voting	representation whatsoever, expressly or impliedly,
guidelines by visiting vanguard.com/proxyreporting or by	either as to the results to be obtained from the use of
calling Vanguard at 800-662-2739. The guidelines are	the FTSE Indexes or the fitness or suitability of the
also available from the SEC’s website, sec.gov. In	Indexes for any particular purpose to which they might
addition, you may obtain a free report on how your fund	be put.
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6232 062017

Semiannual Report | April 30, 2017

Vanguard Emerging Markets Government Bond Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	7
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	47
Trustees Approve Advisory Arrangement.	49
Glossary.	51

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Emerging Markets Government Bond Index Fund returned well over 2% for the six months ended April 30, 2017. Its performance was in line with that of its benchmark (+2.48%) but lagged the average return of its peers (+3.46%).

• An improved outlook for global growth initially sent emerging-market stocks and bonds lower amid concerns that inflation and the U.S. dollar could rise significantly. The risk of protectionism following the U.S. election surfaced as well. Those concerns eased, however, and the dollar gave back some ground even as the Federal Reserve raised interest rates again in March.

• Brazil, Russia, and Turkey, some of the largest constituents in the index, performed better than average, helping to counter subpar results from other heavyweights including China, Mexico, and Indonesia.

• Bonds with lower credit-quality ratings generally did better than their higher-rated counterparts. By maturity, results were mixed.

Total Returns: Six Months Ended April 30, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Emerging Markets Government Bond Index Fund
Investor Shares	4.20%	2.30%	0.10%	2.40%
ETF Shares	4.37
Market Price				2.65
Net Asset Value				2.38
Admiral™ Shares	4.37	2.37	0.00	2.37
Institutional Shares	4.40	2.40	0.00	2.40
Bloomberg Barclays USD Emerging Markets Government
RIC Capped Index				2.48
Emerging Markets Hard Currency Debt Funds Average				3.46

Emerging Markets Hard Currency Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Average
Emerging Markets Government Bond Index
Fund	0.49%	0.32%	0.32%	0.29%	1.16%

The fund expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2017, the fund’s annualized expense ratios were 0.50% for Investor Shares, 0.33% for ETF Shares, 0.33% for Admiral Shares, and 0.29% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group:  Emerging Markets Hard Currency Debt Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

“Buy what you know.”

It’s one of the adages of investing, and it has plenty of intuitive appeal. After all, the familiar seems inherently less risky. It’s no wonder that many investors heavily tilt their portfolios toward the stocks and bonds of their home country. This is known in investing parlance as “home bias.”

U.S. investors sometimes think they can get all the global diversification they need by owning shares of U.S.-based multinational companies. And that may seem like the best of both worlds: international diversification without ever leaving the friendly confines of home.

The potential pitfall is that, as Vanguard research has suggested, the performance of a company’s shares tends to be highly correlated to its domestic market, regardless of where that company conducts most of its business.

Americans aren’t alone in being portfolio homebodies. Vanguard has found that in a range of developed countries—Australia, Canada, Japan, and the United Kingdom, as well as the United States—investors held a greater percentage of domestic stocks than would be indicated if they had taken their cues from a globally diversified, market-weighted benchmark. (You can see this tendency in the chart later in this letter.)

3

Why home bias exists

Vanguard’s Investment Strategy Group identified a range of reasons why investors might not embrace global diversification, including concerns about currency risk and an expectation that their home country will deliver outsized returns.

One factor we identified—preference for the familiar—seems particularly relevant. With so much global uncertainty about geopolitics, monetary policy, and the economic outlook, it’s understandable why investors may not want to stray too far from home.

But in their aversion to the unknown, investors can end up increasing, rather than lessening, their risks. That’s because they’re sacrificing broad global diversification—one of the best ways I know of to help control risk.

In many cases, individual country markets are much less diversified than the global market in total. Global investing, then, can be an answer for investors who want to reduce concentration risk. That can include overconcentration in a particular country, region, or industry.

And the good news is that global investing is easier than ever, thanks to the wide availability of low-cost, internationally diversified stock and bond funds. It’s possible, in a sense, to own the whole world with just a couple of funds.

Market Barometer
			Total Returns
		Periods Ended April 30, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.46%	18.03%	13.63%
Russell 2000 Index (Small-caps)	18.37	25.63	12.95
Russell 3000 Index (Broad U.S. market)	13.83	18.58	13.57
FTSE All-World ex US Index (International)	10.55	12.98	5.60

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-0.67%	0.83%	2.27%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.34	0.14	3.16
Citigroup Three-Month U.S. Treasury Bill Index	0.23	0.37	0.11

CPI
Consumer Price Index	1.16%	2.20%	1.22%

4

Expanding our opportunities

A key to overcoming home bias is reframing the way we look at investing outside our home countries. Take, for example, automakers or pharmaceutical companies. There are well-regarded firms in both industries located throughout the world. Over the next five years, nobody can know for sure whether a Japanese or U.S. or European company will produce a popular new sedan that outsells the competition or come up with new treatments to combat illness. So why not own them all? And that includes their bonds along with their stocks.

Full global diversification also allows you to capitalize on opportunities in both developed and emerging economies. Betting on which individual country—let alone company—will be the next market darling can be a fool’s errand.

A better choice can be to harness the potential of all markets. In my personal investment account, I have an emerging markets position that complements my developed-market holdings. Not only can global diversification help control risk, but it can also expand our set of opportunities among stocks and bonds.

Home bias shows investors across the world are fixated on the familiar

Investors often own a greater share of their home country’s stocks than would be indicated by the allocations of a globally diversified, market-capitalization-weighted index fund.

Global index weight
Investor holdings in domestic equities

Notes: Data as of December 31, 2014 (the latest available from the International Monetary Fund, or IMF), in U.S. dollars. Domestic investment is calculated by subtracting total foreign investment (as reported by the IMF) in a given country from its market capitalization in the MSCI All Country World Index. Given that the IMF data are voluntary, there may be some discrepancies between the market values in the survey and the MSCI ACWI.

Sources: Vanguard, based on data from the IMF’s Coordinated Portfolio Investment Survey (2014), Bloomberg, Thomson Reuters Datastream, and FactSet.

5

Ultimately, I believe we have the best chance for investment success by giving ourselves more opportunities, not fewer. Own the whole haystack and you never have to worry about finding the needle.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

May 12, 2017

6

Emerging Markets Government Bond Index Fund

Fund Profile
As of April 30, 2017

Share-Class Characteristics
	Investor		Admiral	Institutional
	Shares	ETF Shares	Shares	Shares
Ticker Symbol	VGOVX	VWOB	VGAVX	VGIVX
Expense Ratio[1]	0.49%	0.32%	0.32%	0.29%
30-Day SEC Yield	4.20%	4.37%	4.37%	4.40%

Financial Attributes

		Bloomberg
		Barclays USD
		Emerging Mkts
		Government
	Fund	RIC Capped Idx

Number of Bonds	956	995

Yield to Maturity
(before expenses)	4.7%	4.7%

Average Coupon	5.5%	5.5%

Average Duration	6.3 years	6.2 years

Average Effective
Maturity	9.7 years	9.8 years

Short-Term
Reserves	0.9%	—

Sector Diversification (% of portfolio)
Foreign	100.0%

Volatility Measures
Bloomberg
Barclays USD
Emerging Mkts
Government
RIC Capped Idx
R-Squared	1.00
Beta	1.02

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Credit Quality (% of portfolio)

Aaa	0.2%
Aa	9.2
A	14.4
Baa	35.1
Less Than Baa	41.1

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.7%
1 - 3 Years	18.6
3 - 5 Years	19.6
5 - 10 Years	37.3
10 - 20 Years	8.7
20 - 30 Years	13.7
Over 30 Years	1.4

1 The expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2017, the annualized expense ratios were 0.50% for Investor Shares, 0.33% for ETF Shares, 0.33% for Admiral Shares, and 0.29% for Institutional Shares.

7

Emerging Markets Government Bond Index Fund

Market Diversification (% of portfolio)

Emerging Markets
China	14.8%
Mexico	8.2
Brazil	7.1
Indonesia	5.7
Russia	5.2
Turkey	4.7
Argentina	4.4
United Arab Emirates	3.9
Qatar	3.2
Colombia	2.9
Saudi Arabia	2.7
Venezuela	2.5
Philippines	2.5
Malaysia	1.9
Lebanon	1.9
Chile	1.6
India	1.6
South Africa	1.6
Kazakhstan	1.6
Hungary	1.4
Ukraine	1.3
Peru	1.2
Poland	1.2
Bahrain	1.0
Uruguay	1.0
Dominican Republic	1.0
Other	12.7
Subtotal	98.8%
Other
Panama	1.2%

8

Emerging Markets Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): May 31, 2013, Through April 30, 2017
				Bloomberg
				Barclays USD
				Emerging Mkts
				Government
			Investor Shares	RIC Capped Idx
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2013	1.51%	-2.89%	-1.38%	-1.39%
2014	4.46	2.16	6.62	7.00
2015	4.36	-4.52	-0.16	-0.08
2016	4.97	5.68	10.65	11.05
2017	2.30	0.10	2.40	2.48
Note: For 2017, performance data reflect the six months ended April 30, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Investor Shares	5/31/2013	8.51%	4.47%	-0.21%	4.26%
Fee-Adjusted Returns		7.70			4.05
ETF Shares	5/31/2013
Market Price		8.54			4.57
Net Asset Value		8.70			4.41
Admiral Shares	5/31/2013	8.70	4.63	-0.21	4.42
Fee-Adjusted Returns		7.89			4.22
Institutional Shares	2/11/2015	8.77	5.04	1.86	6.90
Fee-Adjusted Returns		7.95			6.52

Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

See Financial Highlights for dividend and capital gains information.

9

Emerging Markets Government Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Angola (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
	Republic of Angola	9.500%	11/12/25	1,400	1,465
1	Republic of Angola Via Northern Lights III BV	7.000%	8/16/19	625	644
Total Angola (Cost $2,013)					2,109
Argentina (4.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (4.2%)
	Argentine Republic	6.250%	4/22/19	150	159
	Argentine Republic	6.250%	4/22/19	3,600	3,813
	Argentine Republic	6.875%	4/22/21	4,400	4,792
	Argentine Republic	5.625%	1/26/22	2,300	2,388
	Argentine Republic	7.500%	4/22/26	5,300	5,840
2	Argentine Republic	6.875%	1/26/27	200	211
	Argentine Republic	6.875%	1/26/27	4,200	4,426
	Argentine Republic	8.280%	12/31/33	3,854	4,307
	Argentine Republic	8.280%	12/31/33	1,012	1,107
	Argentine Republic	7.125%	7/6/36	3,365	3,406
1	Argentine Republic	2.500%	12/31/38	6,194	4,073
	Argentine Republic	7.625%	4/22/46	2,350	2,496
1	City of Buenos Aires	8.950%	2/19/21	200	226
[1,2]	City of Buenos Aires	7.500%	6/1/27	1,000	1,073
1	City of Buenos Aires	7.500%	6/1/27	250	268
	Petrobras Argentina SA	7.375%	7/21/23	500	535
1	Provincia de Buenos Aires	10.875%	1/26/21	1,000	1,156
1	Provincia de Buenos Aires	9.950%	6/9/21	600	694
[1,2]	Provincia de Buenos Aires	9.950%	6/9/21	400	463
1	Provincia de Buenos Aires	9.125%	3/16/24	1,000	1,135
1	Provincia de Buenos Aires	7.875%	6/15/27	2,000	2,086
1	Provincia de Mondoza	8.375%	5/19/24	400	423
1	Provincia del Chubut	7.750%	7/26/26	500	503
2	YPF SA	8.875%	12/19/18	50	54
	YPF SA	8.875%	12/19/18	1,075	1,166
	YPF SA	8.500%	3/23/21	1,200	1,349
1	YPF SA	8.750%	4/4/24	1,345	1,548
	YPF SA	8.500%	7/28/25	1,475	1,665
Total Argentina (Cost $47,975)					51,362

10

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Armenia (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
2	Republic of Armenia	6.000%	9/30/20	200	210
	Republic of Armenia	6.000%	9/30/20	200	210
	Republic of Armenia	7.150%	3/26/25	500	545
Total Armenia (Cost $898)					965
Azerbaijan (0.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.4%)
	International Bank of Azerbaijan OJSC	5.625%	6/11/19	800	804
2	Republic of Azerbaijan	4.750%	3/18/24	400	407
	Republic of Azerbaijan	4.750%	3/18/24	800	814
3	Southern Gas Corridor CJSC	6.875%	3/24/26	1,150	1,270
	State Oil Co. of the Azerbaijan Republic	4.750%	3/13/23	1,700	1,683
	State Oil Co. of the Azerbaijan Republic	6.950%	3/18/30	200	216
Total Azerbaijan (Cost $5,017)					5,194
Bahrain (1.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.0%)
	Bahrain Mumtalakat Holding Co. BSC	4.000%	11/25/21	250	247
	Batelco International Finance No. 1 Ltd.	4.250%	5/1/20	400	401
	CBB International Sukuk Co. SPC	5.624%	2/12/24	1,000	1,041
	Kingdom of Bahrain	6.273%	11/22/18	550	579
2	Kingdom of Bahrain	5.500%	3/31/20	1,900	1,995
	Kingdom of Bahrain	5.875%	1/26/21	200	210
2	Kingdom of Bahrain	6.125%	7/5/22	1,400	1,479
	Kingdom of Bahrain	6.125%	8/1/23	625	661
2	Kingdom of Bahrain	6.125%	8/1/23	150	159
2	Kingdom of Bahrain	7.000%	1/26/26	1,000	1,070
	Kingdom of Bahrain	7.000%	1/26/26	1,300	1,390
	Kingdom of Bahrain	7.000%	10/12/28	2,200	2,285
	Kingdom of Bahrain	6.000%	9/19/44	400	351
2	Kingdom of Bahrain	6.000%	9/19/44	500	439
Total Bahrain (Cost $12,119)					12,307
Belize (0.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.0%)
1	Belize	4.938%	2/20/34	450	279
Total Belize (Cost $296)					279
Bermuda (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
2	Bermuda	4.854%	2/6/24	150	159
	Bermuda	4.854%	2/6/24	400	424
1	Bermuda	3.717%	1/25/27	850	827
Total Bermuda (Cost $1,413)					1,410
Bolivia (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
[1,2]	Plurinational State of Bolivia	4.500%	3/20/28	850	833
Total Bolivia (Cost $842)					833

11

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Brazil (6.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (6.8%)
Banco do Brasil SA	6.000%	1/22/20	695	742
Banco do Brasil SA	5.375%	1/15/21	475	497
Banco do Brasil SA	5.875%	1/26/22	1,675	1,751
Banco do Brasil SA	3.875%	10/10/22	1,626	1,573
Banco do Brasil SA	5.875%	1/19/23	650	680
1 Banco do Brasil SA	8.500%	10/29/49	825	909
Banco Nacional de Desenvolvimento
Economico e Social	6.369%	6/16/18	925	962
Banco Nacional de Desenvolvimento
Economico e Social	6.500%	6/10/19	950	1,019
Banco Nacional de Desenvolvimento
Economico e Social	5.500%	7/12/20	400	423
Banco Nacional de Desenvolvimento
Economico e Social	5.750%	9/26/23	1,500	1,605
2 Caixa Economica Federal	4.500%	10/3/18	200	204
Caixa Economica Federal	4.500%	10/3/18	1,090	1,109
Caixa Economica Federal	4.250%	5/13/19	1,800	1,825
Caixa Economica Federal	3.500%	11/7/22	150	143
Centrais Electricas Brasileiras SA	6.875%	7/30/19	800	847
Centrais Electricas Brasileiras SA	5.750%	10/27/21	1,900	1,941
Federative Republic of Brazil	5.875%	1/15/19	2,120	2,263
Federative Republic of Brazil	8.875%	10/14/19	175	203
Federative Republic of Brazil	4.875%	1/22/21	3,226	3,412
Federative Republic of Brazil	2.625%	1/5/23	2,586	2,415
Federative Republic of Brazil	8.875%	4/15/24	707	896
Federative Republic of Brazil	4.250%	1/7/25	4,072	4,047
Federative Republic of Brazil	8.750%	2/4/25	350	446
Federative Republic of Brazil	6.000%	4/7/26	1,800	1,973
Federative Republic of Brazil	10.125%	5/15/27	916	1,328
Federative Republic of Brazil	8.250%	1/20/34	1,725	2,186
Federative Republic of Brazil	7.125%	1/20/37	2,640	3,059
Federative Republic of Brazil	5.625%	1/7/41	2,126	2,113
Federative Republic of Brazil	5.000%	1/27/45	3,961	3,584
Federative Republic of Brazil	5.625%	2/21/47	1,200	1,188
Petrobras Global Finance BV	3.000%	1/15/19	750	748
Petrobras Global Finance BV	8.375%	5/23/21	10,400	11,765
Petrobras Global Finance BV	4.375%	5/20/23	4,600	4,405
Petrobras Global Finance BV	6.250%	3/17/24	1,325	1,373
Petrobras Global Finance BV	8.750%	5/23/26	3,860	4,497
Petrobras Global Finance BV	7.375%	1/17/27	1,150	1,233
Petrobras Global Finance BV	5.625%	5/20/43	600	500
Petrobras Global Finance BV	7.250%	3/17/44	210	208
Petrobras Global Finance BV	6.850%	6/5/15	2,475	2,193
Petrobras International Finance Co. SA	7.875%	3/15/19	650	706
Petrobras International Finance Co. SA	5.750%	1/20/20	500	526
Petrobras International Finance Co. SA	5.375%	1/27/21	4,155	4,264
Petrobras International Finance Co. SA	6.875%	1/20/40	2,415	2,324
Petrobras International Finance Co. SA	6.750%	1/27/41	3,127	2,947
Total Brazil (Cost $77,308)				83,032

12

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Cameroon (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
1 Republic of Cameroon	9.500%	11/19/25	500	569
Total Cameroon (Cost $493)				569
Chile (1.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.6%)
2 Banco del Estado de Chile	4.125%	10/7/20	400	422
2 Banco del Estado de Chile	3.875%	2/8/22	975	1,016
2 Corp. Nacional del Cobre de Chile	7.500%	1/15/19	335	366
Corp. Nacional del Cobre de Chile	3.750%	11/4/20	1,359	1,425
2 Corp. Nacional del Cobre de Chile	3.750%	11/4/20	500	525
2 Corp. Nacional del Cobre de Chile	3.875%	11/3/21	800	840
Corp. Nacional del Cobre de Chile	3.875%	11/3/21	1,054	1,105
2 Corp. Nacional del Cobre de Chile	3.000%	7/17/22	650	656
Corp. Nacional del Cobre de Chile	3.000%	7/17/22	1,350	1,360
2 Corp. Nacional del Cobre de Chile	4.500%	8/13/23	150	161
Corp. Nacional del Cobre de Chile	4.500%	8/13/23	675	724
Corp. Nacional del Cobre de Chile	4.500%	9/16/25	900	949
2 Corp. Nacional del Cobre de Chile	5.625%	9/21/35	300	334
2 Corp. Nacional del Cobre de Chile	6.150%	10/24/36	100	117
2 Corp. Nacional del Cobre de Chile	4.250%	7/17/42	400	373
2 Corp. Nacional del Cobre de Chile	5.625%	10/18/43	200	224
Corp. Nacional del Cobre de Chile	5.625%	10/18/43	700	780
Corp. Nacional del Cobre de Chile	4.875%	11/4/44	900	918
2 Corp. Nacional del Cobre de Chile	4.875%	11/4/44	400	410
2 Empresa de Transporte de Pasajeros Metro SA	4.750%	2/4/24	200	217
2 Empresa de Transporte de Pasajeros Metro SA	5.000%	1/25/47	400	430
2 Empresa Nacional del Petroleo	4.750%	12/6/21	536	568
Empresa Nacional del Petroleo	4.375%	10/30/24	500	516
Republic of Chile	3.875%	8/5/20	600	630
Republic of Chile	3.125%	3/27/25	850	870
Republic of Chile	3.125%	1/21/26	2,940	2,989
Republic of Chile	3.625%	10/30/42	500	497
Total Chile (Cost $18,629)				19,422
China (14.4%)

Corporate Bond (U.S. Dollar-Denominated) (0.1%)
2 China Southern Power Grid International Finance
BVI Co. Ltd.	2.750%	5/8/22	1,000	997

				997
Sovereign Bonds (U.S. Dollar-Denominated) (14.3%)
Agricultural Bank of China Ltd.	2.000%	5/21/18	800	799
Agricultural Bank of China Ltd.	2.875%	12/10/18	800	808
Agricultural Bank of China Ltd.	2.750%	5/21/20	250	250
Agricultural Bank of China Ltd.	2.750%	10/20/20	200	200
Amber Circle Funding Ltd.	3.250%	12/4/22	1,700	1,723
Avi Funding Co. Ltd.	2.850%	9/16/20	300	300
2 Avi Funding Co. Ltd.	2.850%	9/16/20	400	400
Avi Funding Co. Ltd.	3.800%	9/16/25	2,200	2,260
Azure Nova International Finance Ltd.	2.250%	11/1/19	1,400	1,384
Bank of China Ltd.	2.125%	6/30/18	1,300	1,300
Bank of China Ltd.	3.125%	1/23/19	200	203
Bank of China Ltd.	2.875%	6/30/20	2,400	2,415

13

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bank of China Ltd.	2.375%	3/1/21	750	739
Bank of China Ltd.	2.250%	7/12/21	700	684
2 Bank of China Ltd.	5.000%	11/13/24	1,000	1,066
Bank of China Ltd.	5.000%	11/13/24	1,400	1,492
Bank of China Ltd.	3.875%	6/30/25	1,000	1,031
Bao-trans Enterprises Ltd.	3.750%	12/12/18	1,225	1,244
Beijing State-Owned Assets Management
Hong Kong Co. Ltd.	4.125%	5/26/25	1,000	1,025
Bluestar Finance Holdings Ltd.	3.500%	6/11/18	1,000	1,008
Bluestar Finance Holdings Ltd.	3.500%	9/30/21	300	300
Bluestar Finance Holdings Ltd.	4.375%	12/29/49	700	709
BOC Aviation Ltd.	3.000%	3/30/20	1,000	1,004
2 BOC Aviation Ltd.	2.375%	9/15/21	900	875
BOC Aviation Ltd.	2.375%	9/15/21	450	437
BOC Aviation Ltd.	4.375%	5/2/23	200	210
BOC Aviation Ltd.	3.875%	4/27/26	800	796
CCBL Cayman 1 Corp. Ltd.	2.750%	5/31/21	450	444
CCBL Cayman Corp. Ltd.	3.250%	7/28/20	300	302
1 CCCI Treasure Ltd.	3.500%	12/29/49	550	553
Century Master Investment Co. Ltd.	4.750%	9/19/18	450	463
CGNPC International Ltd.	4.000%	5/19/25	500	516
1 Chalco Hong Kong Investment Co. Ltd.	4.250%	12/31/49	450	452
Charming Light Investments Ltd.	3.750%	9/3/19	2,210	2,256
China Cinda Finance 2014 Ltd.	4.000%	5/14/19	900	921
China Cinda Finance 2014 Ltd.	5.625%	5/14/24	600	658
China Cinda Finance 2015 I Ltd.	3.125%	4/23/20	2,000	2,008
China Cinda Finance 2015 I Ltd.	4.250%	4/23/25	1,100	1,105
China Clean Energy Development Ltd.	4.000%	11/5/25	1,000	1,025
China Construction Bank Asia Corp. Ltd.	3.250%	7/2/19	700	713
1 China Construction Bank Asia Corp. Ltd.	4.250%	8/20/24	400	410
1 China Construction Bank Corp.	3.875%	5/13/25	1,950	1,984
China Development Bank Corp.	2.500%	10/9/20	2,300	2,299
China Development Bank Corp.	2.125%	6/1/21	2,850	2,801
China Development Bank Corp.	2.625%	1/24/22	1,000	996
China Great Wall International Holdings II Ltd.	2.500%	6/18/18	1,200	1,201
China Great Wall International Holdings III Ltd.	2.250%	10/27/19	200	198
1 China Life Insurance Co. Ltd.	4.000%	7/3/75	1,000	1,002
China Overseas Finance Cayman II Ltd.	5.500%	11/10/20	1,800	1,954
China Overseas Finance Cayman III Ltd.	5.375%	10/29/23	1,500	1,656
China Overseas Finance Cayman V Ltd.	3.950%	11/15/22	750	774
China Overseas Finance Cayman VI Ltd.	5.950%	5/8/24	200	227
2 China Resources Gas Group Ltd.	4.500%	4/5/22	400	424
China Resources Land Ltd.	4.375%	2/27/19	950	983
China Resources Land Ltd.	6.000%	2/27/24	400	455
China Shenhua Overseas Capital Co. Ltd.	3.125%	1/20/20	850	860
China Shenhua Overseas Capital Co. Ltd.	3.875%	1/20/25	600	610
China Shipping Overseas Finance 2013 Ltd.	4.250%	1/28/19	500	512
CITIC Ltd.	6.375%	4/10/20	2,200	2,416
CITIC Ltd.	6.625%	4/15/21	200	227
CITIC Ltd.	2.800%	12/14/21	300	298
CITIC Ltd.	6.800%	1/17/23	1,700	2,003
CITIC Ltd.	3.700%	6/14/26	500	497
1 CITIC Ltd.	8.625%	5/29/49	900	975
CITIC Securities Finance 2013 Co. Ltd.	2.500%	5/3/18	400	400
CITIC Securities Finance MTN Co. Ltd.	3.500%	10/30/19	1,200	1,224

14

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/23	300	320
CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/23	2,220	2,363
2 CNOOC Finance 2011 Ltd.	4.250%	1/26/21	1,888	1,981
2 CNOOC Finance 2011 Ltd.	5.750%	1/26/41	200	239
2 CNOOC Finance 2012 Ltd.	3.875%	5/2/22	1,200	1,241
2 CNOOC Finance 2012 Ltd.	5.000%	5/2/42	200	219
CNOOC Finance 2013 Ltd.	1.750%	5/9/18	900	898
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	850	834
CNOOC Finance 2013 Ltd.	4.250%	5/9/43	1,200	1,177
CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	1,650	1,646
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	1,300	1,300
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	2,560	2,669
CNOOC Nexen Finance 2014 ULC	4.875%	4/30/44	1,100	1,190
2 CNPC General Capital Ltd.	2.750%	5/14/19	200	202
CNPC General Capital Ltd.	2.750%	5/14/19	450	453
CNPC General Capital Ltd.	2.700%	11/25/19	1,400	1,411
2 CNPC General Capital Ltd.	3.950%	4/19/22	700	730
CNPC General Capital Ltd.	3.400%	4/16/23	250	253
2 CNPC HK Overseas Capital Ltd.	4.500%	4/28/21	1,225	1,303
2 CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	400	492
COSCO Finance 2011 Ltd.	4.000%	12/3/22	1,050	1,092
2 COSL Finance BVI Ltd.	3.250%	9/6/22	550	543
COSL Singapore Capital Ltd.	3.500%	7/30/20	1,200	1,217
COSL Singapore Capital Ltd.	4.500%	7/30/25	500	519
1 CRCC Yupeng Ltd.	3.950%	2/28/49	300	305
CRCC Yuxiang Ltd.	3.500%	5/16/23	950	961
1 Dianjian Haixing Ltd.	4.050%	10/29/49	200	204
2 Export-Import Bank of China	2.500%	7/31/19	200	202
Export-Import Bank of China	2.500%	7/31/19	1,960	1,979
Export-Import Bank of China	2.000%	4/26/21	300	294
Export-Import Bank of China	2.625%	3/14/22	2,000	1,988
Export-Import Bank of China	3.625%	7/31/24	200	207
Export-Import Bank of China	2.875%	4/26/26	1,400	1,349
Franshion Brilliant Ltd.	5.750%	3/19/19	600	629
Franshion Brilliant Ltd.	5.750%	12/31/49	500	516
2 Franshion Development Ltd.	6.750%	4/15/21	500	559
Hongkong Baorong Development Ltd.	3.625%	12/9/18	200	201
Huarong Finance Co. Ltd.	4.000%	7/17/19	1,550	1,576
Huarong Finance II Co. Ltd.	2.875%	11/19/18	1,800	1,802
Huarong Finance II Co. Ltd.	2.875%	11/22/19	1,000	991
Huarong Finance II Co. Ltd.	4.500%	1/16/20	2,650	2,733
Huarong Finance II Co. Ltd.	3.750%	11/19/20	550	558
Huarong Finance II Co. Ltd.	3.250%	6/3/21	1,250	1,236
Huarong Finance II Co. Ltd.	5.500%	1/16/25	1,300	1,391
Huarong Finance II Co. Ltd.	5.000%	11/19/25	600	622
Huarong Finance II Co. Ltd.	4.625%	6/3/26	1,250	1,256
Huarong Finance II Co. Ltd.	4.875%	11/22/26	1,200	1,230
1 Huarong Finance II Co. Ltd.	2.875%	12/31/49	1,200	1,139
2 ICBCIL Finance Co. Ltd.	2.375%	5/19/19	700	696
ICBCIL Finance Co. Ltd.	2.125%	9/29/19	600	590
ICBCIL Finance Co. Ltd.	3.250%	3/17/20	800	805
ICBCIL Finance Co. Ltd.	3.200%	11/10/20	700	702
2 ICBCIL Finance Co. Ltd.	2.750%	5/19/21	600	591
ICBCIL Finance Co. Ltd.	2.500%	9/29/21	1,000	973
Industrial & Commercial Bank of China Asia Ltd.	5.125%	11/30/20	950	1,017

15

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Industrial & Commercial Bank of China Ltd.	2.000%	5/10/19	1,625	1,613
	Industrial & Commercial Bank of China Ltd.	1.875%	8/11/19	200	198
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	1,300	1,326
	Industrial & Commercial Bank of China Ltd.	2.905%	11/13/20	1,300	1,303
	Industrial & Commercial Bank of China Ltd.	2.635%	5/26/21	1,700	1,689
	Industrial & Commercial Bank of China Ltd.	4.875%	9/21/25	1,750	1,851
	King Power Capital Ltd.	5.625%	11/3/24	500	554
	Kunlun Energy Co. Ltd.	2.875%	5/13/20	600	603
	Kunlun Energy Co. Ltd.	3.750%	5/13/25	350	354
	Minmetals Bounteous Finance BVI Ltd.	3.500%	7/30/20	300	304
	Minmetals Bounteous Finance BVI Ltd.	4.750%	7/30/25	600	637
	Minmetals Bounteous Finance BVI Ltd.	4.200%	7/27/26	850	865
	Nexen Energy ULC	7.875%	3/15/32	475	651
	Nexen Energy ULC	5.875%	3/10/35	808	944
	Nexen Energy ULC	6.400%	5/15/37	920	1,151
	Nexen Energy ULC	7.500%	7/30/39	775	1,095
	Prosperous Ray Ltd.	3.000%	11/12/18	400	404
	Prosperous Ray Ltd.	4.625%	11/12/23	550	592
	Shanghai Electric Group Global Investment Ltd.	3.000%	8/14/19	500	506
	Shanghai Electric Power Finance Ltd.	3.625%	8/11/20	1,100	1,120
	Sino-Ocean Land Treasure Finance I Ltd.	4.625%	7/30/19	1,300	1,334
	Sino-Ocean Land Treasure Finance I Ltd.	6.000%	7/30/24	350	381
	Sino-Ocean Land Treasure Finance II Ltd.	4.450%	2/4/20	600	615
	Sino-Ocean Land Treasure Finance II Ltd.	5.950%	2/4/27	250	269
[1,2]	Sinochem Global Capital Co. Ltd.	5.000%	12/29/49	200	205
2	Sinochem Offshore Capital Co. Ltd.	3.250%	4/29/19	200	203
	Sinochem Offshore Capital Co. Ltd.	3.250%	4/29/19	900	914
2	Sinochem Overseas Capital Co. Ltd.	4.500%	11/12/20	1,375	1,449
2	Sinochem Overseas Capital Co. Ltd.	6.300%	11/12/40	450	565
	Sinopec Capital 2013 Ltd.	3.125%	4/24/23	1,200	1,190
2	Sinopec Capital 2013 Ltd.	3.125%	4/24/23	400	397
	Sinopec Capital 2013 Ltd.	4.250%	4/24/43	200	198
2	Sinopec Group Overseas Development 2012 Ltd.	3.900%	5/17/22	1,619	1,682
	Sinopec Group Overseas Development 2012 Ltd.	3.900%	5/17/22	707	737
2	Sinopec Group Overseas Development 2012 Ltd.	4.875%	5/17/42	975	1,059
	Sinopec Group Overseas Development 2013 Ltd.	2.500%	10/17/18	300	302
	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	1,425	1,513
	Sinopec Group Overseas Development 2013 Ltd.	5.375%	10/17/43	200	233
2	Sinopec Group Overseas Development 2014 Ltd.	2.750%	4/10/19	400	404
	Sinopec Group Overseas Development 2014 Ltd.	2.750%	4/10/19	700	706
	Sinopec Group Overseas Development 2014 Ltd.	4.375%	4/10/24	2,000	2,117
	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	4,300	4,285
	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	1,700	1,669
	Sinopec Group Overseas Development 2015 Ltd.	4.100%	4/28/45	800	776
	Sinopec Group Overseas Development 2016 Ltd.	2.125%	5/3/19	910	907
	Sinopec Group Overseas Development 2016 Ltd.	2.750%	5/3/21	400	399
	Sinopec Group Overseas Development 2016 Ltd.	2.000%	9/29/21	200	193
	Sinopec Group Overseas Development 2016 Ltd.	3.500%	5/3/26	1,000	988
2	Sinopec Group Overseas Development 2017 Ltd.	3.625%	4/12/27	1,000	997
	Skysea International Capital Management	4.875%	12/7/21	400	433
	State Elite Global Ltd.	3.125%	1/20/20	1,000	1,010
2	State Grid Overseas Investment 2013 Ltd.	1.750%	5/22/18	200	199
	State Grid Overseas Investment 2013 Ltd.	3.125%	5/22/23	1,410	1,422
2	State Grid Overseas Investment 2013 Ltd.	4.375%	5/22/43	200	213
2	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	700	707

16

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	1,670	1,688
State Grid Overseas Investment 2014 Ltd.	4.125%	5/7/24	1,670	1,767
2 State Grid Overseas Investment 2014 Ltd.	4.850%	5/7/44	350	397
State Grid Overseas Investment 2014 Ltd.	4.850%	5/7/44	400	453
2 State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	600	600
State Grid Overseas Investment 2016 Ltd.	2.875%	5/18/26	700	673
2 State Grid Overseas Investment 2016 Ltd.	4.000%	5/4/47	700	702
Three Gorges Finance I Cayman Islands Ltd.	2.300%	6/2/21	400	394
Three Gorges Finance I Cayman Islands Ltd.	3.700%	6/10/25	700	714
Three Gorges Finance I Cayman Islands Ltd.	3.150%	6/2/26	1,400	1,361
				174,238
Total China (Cost $174,170)				175,235
Colombia (2.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (2.8%)
Ecopetrol SA	7.625%	7/23/19	725	805
Ecopetrol SA	5.875%	9/18/23	1,490	1,613
Ecopetrol SA	4.125%	1/16/25	1,275	1,233
Ecopetrol SA	5.375%	6/26/26	2,000	2,042
Ecopetrol SA	7.375%	9/18/43	1,200	1,302
Ecopetrol SA	5.875%	5/28/45	1,350	1,239
Empresa de Energia de Bogota SA ESP	6.125%	11/10/21	1,100	1,134
Empresas Publicas de Medellin ESP	7.625%	7/29/19	300	336
Oleoducto Central SA	4.000%	5/7/21	400	411
Republic of Colombia	7.375%	3/18/19	1,535	1,688
Republic of Colombia	11.750%	2/25/20	1,220	1,535
Republic of Colombia	4.375%	7/12/21	2,534	2,692
1 Republic of Colombia	2.625%	3/15/23	1,410	1,365
Republic of Colombia	4.000%	2/26/24	1,595	1,648
Republic of Colombia	8.125%	5/21/24	540	688
1 Republic of Colombia	4.500%	1/28/26	1,900	2,022
1 Republic of Colombia	3.875%	4/25/27	250	252
Republic of Colombia	7.375%	9/18/37	1,750	2,257
Republic of Colombia	6.125%	1/18/41	2,407	2,780
1 Republic of Colombia	5.625%	2/26/44	2,384	2,609
1 Republic of Colombia	5.000%	6/15/45	4,100	4,154
Transportadora de Gas Internacional SA ESP	5.700%	3/20/22	600	616
Total Colombia (Cost $33,327)				34,421
Costa Rica (0.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.5%)
Banco de Costa Rica	5.250%	8/12/18	450	458
2 Banco Nacional de Costa Rica	4.875%	11/1/18	200	203
Banco Nacional de Costa Rica	4.875%	11/1/18	400	407
2 Banco Nacional de Costa Rica	5.875%	4/25/21	1,000	1,030
Banco Nacional de Costa Rica	6.250%	11/1/23	200	208
Instituto Costarricense de Electricidad	6.950%	11/10/21	475	507
Instituto Costarricense de Electricidad	6.375%	5/15/43	200	174
Republic of Costa Rica	4.250%	1/26/23	1,132	1,103
Republic of Costa Rica	5.625%	4/30/43	800	721
Republic of Costa Rica	7.000%	4/4/44	800	826
Republic of Costa Rica	7.158%	3/12/45	600	626
Total Costa Rica (Cost $6,029)				6,263

17

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Cote d’Ivoire (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
	Republic of Cote d’Ivoire	5.375%	7/23/24	950	925
1	Republic of Cote d’Ivoire	6.375%	3/3/28	1,100	1,105
1	Republic of Cote d’Ivoire	5.750%	12/31/32	2,249	2,155
Total Cote d’Ivoire (Cost $4,092)					4,185
Croatia (0.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.7%)
	Hrvatska Elektroprivreda	5.875%	10/23/22	500	536
	Republic of Croatia	6.750%	11/5/19	422	459
	Republic of Croatia	6.625%	7/14/20	1,494	1,643
	Republic of Croatia	6.375%	3/24/21	1,600	1,769
	Republic of Croatia	5.500%	4/4/23	700	759
	Republic of Croatia	6.000%	1/26/24	2,535	2,822
Total Croatia (Cost $7,637)					7,988
Dominican Republic (0.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.9%)
1	Dominican Republic	7.500%	5/6/21	1,652	1,833
	Dominican Republic	6.600%	1/28/24	575	637
1	Dominican Republic	5.875%	4/18/24	650	693
	Dominican Republic	5.500%	1/27/25	1,860	1,930
	Dominican Republic	6.875%	1/29/26	2,545	2,840
2	Dominican Republic	5.950%	1/25/27	1,000	1,048
	Dominican Republic	7.450%	4/30/44	200	226
1	Dominican Republic	6.850%	1/27/45	1,644	1,748
2	Dominican Republic	6.850%	1/27/45	530	564
Total Dominican Republic (Cost $11,047)					11,519
Ecuador (0.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.6%)
	Republic of Ecuador	10.750%	3/28/22	1,900	2,058
	Republic of Ecuador	7.950%	6/20/24	1,950	1,862
	Republic of Ecuador	9.650%	12/13/26	1,750	1,781
	Republic of Ecuador	10.500%	3/24/20	1,500	1,604
Total Ecuador (Cost $7,048)					7,305
Egypt (0.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.8%)
	African Export-Import Bank	3.875%	6/4/18	450	455
	African Export-Import Bank	4.750%	7/29/19	400	413
	Arab Republic of Egypt	5.750%	4/29/20	1,012	1,052
	Arab Republic of Egypt	6.125%	1/31/22	2,300	2,391
	Arab Republic of Egypt	5.875%	6/11/25	4,350	4,292
	Arab Republic of Egypt	6.875%	4/30/40	300	284
	Arab Republic of Egypt	8.500%	1/31/47	1,300	1,414
Total Egypt (Cost $9,902)					10,301
El Salvador (0.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.5%)
	Republic of El Salvador	7.375%	12/1/19	345	346
	Republic of El Salvador	7.750%	1/24/23	1,035	1,039
	Republic of El Salvador	5.875%	1/30/25	300	267

2 Republic of El Salvador	6.375%	1/18/27	300	268

18

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Republic of El Salvador	6.375%	1/18/27	400	357
2	Republic of El Salvador	8.625%	2/28/29	550	556
	Republic of El Salvador	8.250%	4/10/32	604	586
	Republic of El Salvador	7.650%	6/15/35	1,390	1,261
	Republic of El Salvador	7.625%	2/1/41	1,118	1,001
Total El Salvador (Cost $5,971)					5,681
Ethiopia (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
	Federal Democratic Republic of Ethiopia	6.625%	12/11/24	1,350	1,333
Total Ethiopia (Cost $1,291)					1,333
Gabon (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
[1,2]	Gabonese Republic	6.375%	12/12/24	400	392
1	Gabonese Republic	6.375%	12/12/24	1,186	1,160
	Gabonese Republic	6.950%	6/16/25	200	198
Total Gabon (Cost $1,768)					1,750
Georgia (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
	Georgian Railway JSC	7.750%	7/11/22	900	989
	Republic of Georgia	6.875%	4/12/21	400	442
Total Georgia (Cost $1,412)					1,431
Ghana (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
1	Republic of Ghana	9.250%	9/15/22	500	529
2	Republic of Ghana	7.875%	8/7/23	600	594
	Republic of Ghana	7.875%	8/7/23	200	198
[1,2]	Republic of Ghana	8.125%	1/18/26	300	296
1	Republic of Ghana	8.125%	1/18/26	950	937
1	Republic of Ghana	10.750%	10/14/30	1,000	1,205
Total Ghana (Cost $3,461)					3,759
Guatemala (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
	Republic of Guatemala	5.750%	6/6/22	700	771
	Republic of Guatemala	4.500%	5/3/26	1,000	1,015
	Republic of Guatemala	4.875%	2/13/28	600	624
Total Guatemala (Cost $2,332)					2,410
Honduras (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
	Republic of Honduras	8.750%	12/16/20	700	798
1	Republic of Honduras	7.500%	3/15/24	200	221
	Republic of Honduras	6.250%	1/19/27	800	828
Total Honduras (Cost $1,743)					1,847
Hungary (1.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.3%)
[2,4]	MFB Magyar Fejlesztesi Bank Zrt	6.250%	10/21/20	1,100	1,211
	MFB Magyar Fejlesztesi Bank Zrt	6.250%	10/21/20	200	221
	Republic of Hungary	4.000%	3/25/19	600	622
	Republic of Hungary	6.250%	1/29/20	1,315	1,442
	Republic of Hungary	6.375%	3/29/21	3,822	4,319

19

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Republic of Hungary	5.375%	2/21/23	2,362	2,622
Republic of Hungary	5.750%	11/22/23	2,670	3,040
Republic of Hungary	5.375%	3/25/24	1,025	1,151
Republic of Hungary	7.625%	3/29/41	1,050	1,555
Total Hungary (Cost $15,526)				16,183
India (1.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.5%)
Bank of Baroda	4.875%	7/23/19	975	1,019
Bank of India	3.625%	9/21/18	350	354
Bank of India	3.125%	5/6/20	400	398
Bank of India	6.250%	2/16/21	900	985
Bharat Petroleum Corp. Ltd.	4.625%	10/25/22	400	427
Bharat Petroleum Corp. Ltd.	4.000%	5/8/25	400	407
BPRL International Singapore Pte Ltd.	4.375%	1/18/27	550	568
Canara Bank	5.250%	10/18/18	600	623
Export-Import Bank of India	3.875%	10/2/19	1,500	1,545
Export-Import Bank of India	2.750%	4/1/20	600	600
Export-Import Bank of India	3.125%	7/20/21	300	303
Export-Import Bank of India	4.000%	1/14/23	600	623
Export-Import Bank of India	3.375%	8/5/26	1,300	1,250
IDBI Bank Ltd.	3.750%	1/25/19	600	607
Indian Oil Corp. Ltd.	5.625%	8/2/21	500	551
Indian Oil Corp. Ltd.	5.750%	8/1/23	400	450
Indian Railway Finance Corp. Ltd.	3.917%	2/26/19	600	615
NTPC Ltd.	5.625%	7/14/21	400	441
NTPC Ltd.	4.750%	10/3/22	450	482
NTPC Ltd.	4.375%	11/26/24	400	416
NTPC Ltd.	4.250%	2/26/26	450	461
Oil India Ltd.	3.875%	4/17/19	600	614
Oil India Ltd.	5.375%	4/17/24	250	275
ONGC Videsh Ltd.	3.250%	7/15/19	1,000	1,013
ONGC Videsh Ltd.	3.750%	5/7/23	700	712
ONGC Videsh Ltd.	4.625%	7/15/24	700	738
Power Grid Corp. of India Ltd.	3.875%	1/17/23	600	620
State Bank of India	3.622%	4/17/19	1,300	1,325
2 State Bank of India	4.875%	4/17/24	400	432
Total India (Cost $18,589)				18,854
Indonesia (5.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (5.5%)
Majapahit Holding BV	8.000%	8/7/19	350	392
Majapahit Holding BV	7.750%	1/20/20	2,325	2,610
Majapahit Holding BV	7.875%	6/29/37	400	513
2 Pelabuhan Indonesia II PT	4.250%	5/5/25	600	601
Pelabuhan Indonesia II PT	4.250%	5/5/25	1,150	1,156
Pelabuhan Indonesia II PT	5.375%	5/5/45	500	493
2 Pelabuhan Indonesia III PT	4.875%	10/1/24	200	209
Pertamina Persero PT	5.250%	5/23/21	450	481
Pertamina Persero PT	4.875%	5/3/22	2,950	3,117
Pertamina Persero PT	4.300%	5/20/23	1,100	1,132
2 Pertamina Persero PT	4.300%	5/20/23	430	442
Pertamina Persero PT	6.500%	5/27/41	200	225
2 Pertamina Persero PT	6.000%	5/3/42	750	796
Pertamina Persero PT	6.000%	5/3/42	1,450	1,539

20

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pertamina Persero PT	5.625%	5/20/43	625	643
2 Pertamina Persero PT	5.625%	5/20/43	200	206
Pertamina Persero PT	6.450%	5/30/44	1,100	1,240
Perusahaan Gas Negara Persero Tbk	5.125%	5/16/24	800	852
2 Perusahaan Gas Negara Persero Tbk PT	5.125%	5/16/24	400	426
Perusahaan Listrik Negara PT	5.500%	11/22/21	600	655
Perusahaan Listrik Negara PT	5.250%	10/24/42	500	495
2 Perusahaan Listrik Negara PT	5.250%	10/24/42	300	298
Perusahaan Penerbit SBSN Indonesia II	4.000%	11/21/18	600	617
2 Perusahaan Penerbit SBSN Indonesia III	6.125%	3/15/19	200	213
Perusahaan Penerbit SBSN Indonesia III	6.125%	3/15/19	600	640
Perusahaan Penerbit SBSN Indonesia III	3.300%	11/21/22	1,178	1,180
2 Perusahaan Penerbit SBSN Indonesia III	4.350%	9/10/24	600	623
Perusahaan Penerbit SBSN Indonesia III	4.350%	9/10/24	2,250	2,337
5 Perusahaan Penerbit SBSN Indonesia III	4.325%	5/28/25	1,200	1,239
Perusahaan Penerbit SBSN Indonesia III	4.550%	3/29/26	1,050	1,099
5 Perusahaan Penerbit SBSN Indonesia III	4.150%	3/29/27	1,500	1,528
Republic of Indonesia	11.625%	3/4/19	3,256	3,823
2 Republic of Indonesia	5.875%	3/13/20	350	382
Republic of Indonesia	5.875%	3/13/20	1,010	1,102
Republic of Indonesia	4.875%	5/5/21	2,600	2,791
Republic of Indonesia	3.700%	1/8/22	1,500	1,540
Republic of Indonesia	3.750%	4/25/22	950	976
Republic of Indonesia	3.375%	4/15/23	1,100	1,102
Republic of Indonesia	5.375%	10/17/23	1,109	1,234
Republic of Indonesia	5.875%	1/15/24	1,400	1,597
Republic of Indonesia	4.125%	1/15/25	1,300	1,340
2 Republic of Indonesia	4.125%	1/15/25	200	206
Republic of Indonesia	4.750%	1/8/26	2,800	3,001
Republic of Indonesia	4.350%	1/8/27	700	730
Republic of Indonesia	8.500%	10/12/35	2,440	3,499
Republic of Indonesia	6.625%	2/17/37	1,887	2,313
Republic of Indonesia	7.750%	1/17/38	1,863	2,558
Republic of Indonesia	5.250%	1/17/42	1,500	1,616
Republic of Indonesia	4.625%	4/15/43	2,175	2,207
2 Republic of Indonesia	6.750%	1/15/44	100	128
Republic of Indonesia	6.750%	1/15/44	1,850	2,378
Republic of Indonesia	5.125%	1/15/45	3,669	3,898
Republic of Indonesia	5.950%	1/8/46	200	235
Republic of Indonesia	5.250%	1/8/47	500	538
Total Indonesia (Cost $64,048)				67,191
Iraq (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
1 Republic of Iraq	5.800%	1/15/28	2,210	1,971
Total Iraq (Cost $1,934)				1,971
Jamaica (0.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.4%)
1 Jamaica	7.625%	7/9/25	450	522
Jamaica	6.750%	4/28/28	1,800	2,016
1 Jamaica	8.000%	3/15/39	1,048	1,218
Jamaica	7.875%	7/28/45	600	696
Total Jamaica (Cost $4,080)				4,452

21

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Jordan (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
The Hashemite Kingdom of Jordan	6.125%	1/29/26	850	868
The Hashemite Kingdom of Jordan	5.750%	1/31/27	1,000	987
Total Jordan (Cost $1,862)				1,855
Kazakhstan (1.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.5%)
Development Bank of Kazakhstan JSC	4.125%	12/10/22	2,050	2,038
KazAgro National Management Holding JSC	4.625%	5/24/23	850	838
2 Kazakhstan Temir Zholy Finance BV	6.375%	10/6/20	600	648
Kazakhstan Temir Zholy Finance BV	6.950%	7/10/42	1,000	1,052
KazMunayGas National Co. JSC	9.125%	7/2/18	1,925	2,067
KazMunayGas National Co. JSC	7.000%	5/5/20	1,370	1,504
KazMunayGas National Co. JSC	6.375%	4/9/21	799	877
2 KazMunayGas National Co. JSC	4.750%	4/19/27	400	396
KazMunayGas National Co. JSC	5.750%	4/30/43	350	346
KazMunayGas National Co. JSC	5.750%	4/19/47	1,500	1,463
Republic of Kazakhstan	3.875%	10/14/24	2,900	2,933
Republic of Kazakhstan	5.125%	7/21/25	1,900	2,073
2 Republic of Kazakhstan	4.875%	10/14/44	400	396
Republic of Kazakhstan	4.875%	10/14/44	1,100	1,088
Republic of Kazakhstan	6.500%	7/21/45	800	951
Total Kazakhstan (Cost $17,756)				18,670
Kenya (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
Republic of Kenya	5.875%	6/24/19	300	310
2 Republic of Kenya	5.875%	6/24/19	200	207
2 Republic of Kenya	6.875%	6/24/24	200	202
Republic of Kenya	6.875%	6/24/24	2,125	2,150
Total Kenya (Cost $2,793)				2,869
Kuwait (0.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.7%)
Equate Petrochemical BV	3.000%	3/3/22	900	895
Equate Petrochemical BV	4.250%	11/3/26	1,150	1,171
State of Kuwait	2.750%	3/20/22	2,525	2,547
State of Kuwait	3.500%	3/20/27	4,300	4,401
Total Kuwait (Cost $8,825)				9,014
Lebanon (1.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.8%)
Republic of Lebanon	5.150%	6/12/18	150	152
Republic of Lebanon	5.150%	11/12/18	1,275	1,291
Republic of Lebanon	5.500%	4/23/19	50	51
Republic of Lebanon	6.000%	5/20/19	450	462
Republic of Lebanon	5.450%	11/28/19	925	942
Republic of Lebanon	6.375%	3/9/20	2,541	2,642
Republic of Lebanon	5.800%	4/14/20	100	102
Republic of Lebanon	8.250%	4/12/21	2,078	2,298
Republic of Lebanon	6.100%	10/4/22	2,164	2,226
Republic of Lebanon	6.000%	1/27/23	1,385	1,411
Republic of Lebanon	6.650%	4/22/24	2,191	2,263
Republic of Lebanon	6.200%	2/26/25	300	299

22

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Republic of Lebanon	6.250%	6/12/25	400	400
Republic of Lebanon	6.600%	11/27/26	1,775	1,792
Republic of Lebanon	6.750%	11/29/27	961	973
Republic of Lebanon	6.650%	11/3/28	750	752
Republic of Lebanon	6.850%	5/25/29	800	812
Republic of Lebanon	6.650%	2/26/30	1,350	1,350
Republic of Lebanon	7.050%	11/2/35	500	501
Republic of Lebanon	7.250%	3/23/37	1,350	1,369
Total Lebanon (Cost $21,666)				22,088
Malaysia (1.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.9%)
1MDB Global Investments Ltd.	4.400%	3/9/23	2,700	2,514
Axiata SPV2 Bhd.	3.466%	11/19/20	350	359
Axiata SPV2 Bhd.	4.357%	3/24/26	1,350	1,410
Cagamas Global plc	2.745%	12/10/19	500	503
Danga Capital Bhd.	3.035%	3/1/21	400	402
2 Federation of Malaysia	4.646%	7/6/21	750	811
6 Federation of Malaysia	3.179%	4/27/26	1,550	1,548
1 Malayan Banking Bhd.	3.905%	10/29/26	700	709
Malaysia Sovereign Sukuk Bhd.	3.043%	4/22/25	900	892
6 Malaysia Sovereign Sukuk Bhd.	4.236%	4/22/45	550	572
6 Malaysia Sukuk Global Bhd.	4.080%	4/27/46	500	503
Petroliam Nasional Bhd.	7.625%	10/15/26	185	248
2 Petronas Capital Ltd.	5.250%	8/12/19	1,423	1,514
Petronas Capital Ltd.	5.250%	8/12/19	2,637	2,805
Petronas Capital Ltd.	3.125%	3/18/22	400	405
2 Petronas Capital Ltd.	7.875%	5/22/22	1,050	1,294
Petronas Capital Ltd.	3.500%	3/18/25	2,450	2,501
Petronas Capital Ltd.	4.500%	3/18/45	1,250	1,314
Petronas Global Sukuk Ltd.	2.707%	3/18/20	1,550	1,561
SSG Resources Ltd.	4.250%	10/4/22	700	734
Total Malaysia (Cost $22,343)				22,599
Mexico (7.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (7.9%)
Banco Nacional de Comercio Exterior SNC	4.375%	10/14/25	900	916
Comision Federal de Electricidad	4.875%	5/26/21	1,450	1,529
2 Comision Federal de Electricidad	4.875%	1/15/24	900	935
Comision Federal de Electricidad	4.875%	1/15/24	600	622
2 Comision Federal de Electricidad	4.750%	2/23/27	1,000	1,010
Comision Federal de Electricidad	5.750%	2/14/42	700	695
2 Comision Federal de Electricidad	6.125%	6/16/45	200	207
2 Mexico City Airport Trust	4.250%	10/31/26	1,500	1,527
Mexico City Airport Trust	5.500%	10/31/46	200	197
Petroleos Mexicanos	3.500%	7/18/18	1,275	1,294
Petroleos Mexicanos	5.500%	2/4/19	500	524
Petroleos Mexicanos	8.000%	5/3/19	900	993
Petroleos Mexicanos	6.000%	3/5/20	1,600	1,726
Petroleos Mexicanos	3.500%	7/23/20	1,500	1,524
Petroleos Mexicanos	5.500%	1/21/21	2,289	2,436
Petroleos Mexicanos	6.375%	2/4/21	3,300	3,596
Petroleos Mexicanos	4.875%	1/24/22	1,255	1,298
2 Petroleos Mexicanos	5.375%	3/13/22	1,200	1,262
Petroleos Mexicanos	3.500%	1/30/23	1,540	1,468

23

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Petroleos Mexicanos	4.625%	9/21/23	2,843	2,855
	Petroleos Mexicanos	4.875%	1/18/24	1,469	1,478
	Petroleos Mexicanos	4.250%	1/15/25	1,460	1,413
	Petroleos Mexicanos	4.500%	1/23/26	2,250	2,184
	Petroleos Mexicanos	6.875%	8/4/26	3,950	4,408
2	Petroleos Mexicanos	6.500%	3/13/27	1,412	1,529
	Petroleos Mexicanos	6.625%	6/15/35	2,305	2,386
	Petroleos Mexicanos	6.500%	6/2/41	3,420	3,418
	Petroleos Mexicanos	5.500%	6/27/44	3,136	2,755
	Petroleos Mexicanos	6.375%	1/23/45	1,160	1,132
	Petroleos Mexicanos	5.625%	1/23/46	3,822	3,382
	Petroleos Mexicanos	6.750%	9/21/47	4,217	4,280
1	Poinsettia Finance Ltd.	6.625%	6/17/31	500	505
	United Mexican States	8.125%	12/30/19	850	991
	United Mexican States	5.125%	1/15/20	1,780	1,928
	United Mexican States	3.500%	1/21/21	200	208
	United Mexican States	3.625%	3/15/22	4,417	4,558
	United Mexican States	4.000%	10/2/23	3,691	3,835
	United Mexican States	3.600%	1/30/25	3,549	3,575
	United Mexican States	4.125%	1/21/26	3,000	3,114
	United Mexican States	7.500%	4/8/33	1,125	1,493
	United Mexican States	6.750%	9/27/34	2,749	3,472
	United Mexican States	6.050%	1/11/40	3,584	4,152
	United Mexican States	4.750%	3/8/44	3,650	3,612
	United Mexican States	5.550%	1/21/45	3,388	3,726
	United Mexican States	4.600%	1/23/46	2,630	2,553
	United Mexican States	4.350%	1/15/47	2,000	1,861
	United Mexican States	5.750%	10/12/10	2,400	2,451
Total Mexico (Cost $96,075)					97,013
Mongolia (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
	Mongolia	5.125%	12/5/22	2,050	1,961
[2,7]	Trade & Development Bank of Mongolia LLC	9.375%	5/19/20	200	215
7	Trade & Development Bank of Mongolia LLC	9.375%	5/19/20	400	431
Total Mongolia (Cost $2,466)					2,607
Morocco (0.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.5%)
	Kingdom of Morocco	4.250%	12/11/22	1,950	2,028
	Kingdom of Morocco	5.500%	12/11/42	425	461
2	OCP SA	5.625%	4/25/24	350	377
	OCP SA	5.625%	4/25/24	1,800	1,924
	OCP SA	4.500%	10/22/25	750	746
2	OCP SA	4.500%	10/22/25	450	448
2	OCP SA	6.875%	4/25/44	200	216
	OCP SA	6.875%	4/25/44	300	325
Total Morocco (Cost $6,314)					6,525
Mozambique (0.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.0%)
	Republic of Mozambique	10.500%	1/18/23	644	459
Total Mozambique (Cost $545)					459

24

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Namibia (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
	Republic of Namibia	5.500%	11/3/21	500	531
	Republic of Namibia	5.250%	10/29/25	700	708
Total Namibia (Cost $1,231)					1,239
Nigeria (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
2	Africa Finance Corp.	4.375%	4/29/20	350	362
2	Africa Finance Corp.	3.875%	4/13/24	500	498
2	Federal Republic of Nigeria	5.125%	7/12/18	200	203
	Federal Republic of Nigeria	6.750%	1/28/21	250	265
	Federal Republic of Nigeria	6.375%	7/12/23	600	619
	Republic of Nigeria	7.875%	2/16/32	1,050	1,140
Total Nigeria (Cost $2,933)					3,087
Oman (0.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.7%)
	Lamar Funding Ltd.	3.958%	5/7/25	1,300	1,239
	Sultanate of Oman	3.625%	6/15/21	200	203
2	Sultanate of Oman	4.750%	6/15/26	3,300	3,316
	Sultanate of Oman	4.750%	6/15/26	500	503
	Sultanate of Oman	5.375%	3/8/27	2,000	2,086
	Sultanate of Oman	6.500%	3/8/47	1,115	1,200
Total Oman (Cost $8,445)					8,547
Pakistan (0.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.4%)
2	Islamic Republic of Pakistan	7.250%	4/15/19	400	423
	Islamic Republic of Pakistan	7.250%	4/15/19	1,300	1,377
	Islamic Republic of Pakistan	6.750%	12/3/19	800	847
2	Islamic Republic of Pakistan	8.250%	4/15/24	250	278
	Islamic Republic of Pakistan	8.250%	4/15/24	1,150	1,286
	Islamic Republic of Pakistan	8.250%	9/30/25	200	225
	Third Pakistan International Sukuk Co. Ltd.	5.500%	10/13/21	500	516
Total Pakistan (Cost $4,705)					4,952
Panama (1.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.2%)
[1,2]	Aeropuerto Internacional de Tocumen SA	5.625%	5/18/36	1,500	1,566
	Republic of Panama	5.200%	1/30/20	1,473	1,591
1	Republic of Panama	4.000%	9/22/24	550	577
1	Republic of Panama	3.750%	3/16/25	1,200	1,233
	Republic of Panama	7.125%	1/29/26	900	1,149
	Republic of Panama	8.875%	9/30/27	1,445	2,044
1	Republic of Panama	3.875%	3/17/28	1,600	1,653
	Republic of Panama	9.375%	4/1/29	800	1,188
1	Republic of Panama	6.700%	1/26/36	1,962	2,542
1	Republic of Panama	4.300%	4/29/53	600	591
Total Panama (Cost $13,809)					14,134

25

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Paraguay (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
Republic of Paraguay	4.625%	1/25/23	800	835
Republic of Paraguay	4.700%	3/27/27	1,000	1,016
Republic of Paraguay	6.100%	8/11/44	1,550	1,667
Total Paraguay (Cost $3,411)				3,518
Peru (1.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.2%)
2 Corp. Financiera de Desarrollo SA	3.250%	7/15/19	250	255
Corp. Financiera de Desarrollo SA	3.250%	7/15/19	1,200	1,223
Corp. Financiera de Desarrollo SA	4.750%	2/8/22	200	213
Fondo MIVIVIENDA SA	3.500%	1/31/23	950	960
Republic of Peru	7.350%	7/21/25	100	131
Republic of Peru	4.125%	8/25/27	1,700	1,848
Republic of Peru	8.750%	11/21/33	3,282	5,032
1 Republic of Peru	6.550%	3/14/37	1,661	2,181
Republic of Peru	5.625%	11/18/50	2,083	2,534
Total Peru (Cost $13,866)				14,377
Philippines (2.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (2.4%)
8 Power Sector Assets & Liabilities
Management Corp.	7.250%	5/27/19	1,264	1,400
8 Power Sector Assets & Liabilities
Management Corp.	7.390%	12/2/24	1,250	1,601
Republic of the Philippines	9.875%	1/15/19	650	739
Republic of the Philippines	8.375%	6/17/19	1,066	1,213
Republic of the Philippines	6.500%	1/20/20	150	168
Republic of the Philippines	4.000%	1/15/21	1,310	1,397
Republic of the Philippines	4.200%	1/21/24	2,164	2,359
Republic of the Philippines	10.625%	3/16/25	1,034	1,581
Republic of the Philippines	5.500%	3/30/26	1,850	2,197
Republic of the Philippines	9.500%	2/2/30	1,853	2,944
Republic of the Philippines	7.750%	1/14/31	2,254	3,220
Republic of the Philippines	6.375%	1/15/32	1,200	1,556
Republic of the Philippines	6.375%	10/23/34	1,425	1,902
Republic of the Philippines	5.000%	1/13/37	1,880	2,204
Republic of the Philippines	3.950%	1/20/40	2,000	2,060
Republic of the Philippines	3.700%	3/1/41	2,000	1,995
Republic of the Philippines	3.700%	2/2/42	990	989
Total Philippines (Cost $29,292)				29,525
Poland (1.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.2%)
Republic of Poland	6.375%	7/15/19	3,211	3,520
Republic of Poland	5.125%	4/21/21	1,960	2,154
Republic of Poland	5.000%	3/23/22	3,184	3,502
Republic of Poland	3.000%	3/17/23	1,175	1,176
Republic of Poland	4.000%	1/22/24	1,878	1,981
Republic of Poland	3.250%	4/6/26	2,000	1,993
Total Poland (Cost $14,161)				14,326

26

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Qatar (3.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (3.1%)
[1,2]	Nakilat Inc.	6.067%	12/31/33	700	823
2	Ooredoo International Finance Ltd.	7.875%	6/10/19	800	891
2	Ooredoo International Finance Ltd.	4.750%	2/16/21	500	533
2	Ooredoo International Finance Ltd.	3.250%	2/21/23	1,250	1,249
2	Ooredoo International Finance Ltd.	5.000%	10/19/25	900	984
2	Ooredoo International Finance Ltd.	3.750%	6/22/26	250	251
2	Ooredoo International Finance Ltd.	3.875%	1/31/28	1,750	1,761
	Ooredoo Tamweel Ltd.	3.039%	12/3/18	425	430
2	Qatari Diar Finance QSC	5.000%	7/21/20	2,320	2,503
	QNB Finance Ltd.	2.750%	10/31/18	400	404
	QNB Finance Ltd.	2.875%	4/29/20	2,900	2,938
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	283	297
2	Ras Laffan Liquefied Natural Gas Co. Ltd. III	6.750%	9/30/19	950	1,056
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.838%	9/30/27	1,020	1,144
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. III	6.332%	9/30/27	500	581
2	State of Qatar	6.550%	4/9/19	1,450	1,577
	State of Qatar	5.250%	1/20/20	1,600	1,725
2	State of Qatar	5.250%	1/20/20	2,007	2,163
	State of Qatar	2.375%	6/2/21	3,700	3,679
2	State of Qatar	4.500%	1/20/22	1,050	1,137
	State of Qatar	3.241%	1/18/23	475	487
	State of Qatar	3.250%	6/2/26	4,400	4,421
2	State of Qatar	9.750%	6/15/30	600	965
	State of Qatar	9.750%	6/15/30	325	522
2	State of Qatar	6.400%	1/20/40	500	653
	State of Qatar	6.400%	1/20/40	1,428	1,859
2	State of Qatar	5.750%	1/20/42	316	384
	State of Qatar	5.750%	1/20/42	850	1,031
	State of Qatar	4.625%	6/2/46	1,850	1,932
Total Qatar (Cost $37,780)					38,380
Romania (0.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.5%)
	Republic of Romania	6.750%	2/7/22	2,332	2,703
	Republic of Romania	4.375%	8/22/23	2,104	2,226
2	Republic of Romania	4.875%	1/22/24	100	109
	Republic of Romania	4.875%	1/22/24	500	544
2	Republic of Romania	6.125%	1/22/44	200	248
	Republic of Romania	6.125%	1/22/44	520	645
Total Romania (Cost $6,291)					6,475
Russia (6.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (6.1%)
	AK Transneft OJSC Via TransCapitalInvest Ltd.	8.700%	8/7/18	1,270	1,371
	Gazprom Neft OAO Via GPN Capital SA	4.375%	9/19/22	1,200	1,214
2	Gazprom Neft OAO Via GPN Capital SA	6.000%	11/27/23	200	216
	Gazprom Neft OAO Via GPN Capital SA	6.000%	11/27/23	1,350	1,461
	Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	3,400	3,813
	Gazprom OAO Via Gaz Capital SA	3.850%	2/6/20	678	689
	Gazprom OAO Via Gaz Capital SA	5.999%	1/23/21	1,500	1,626
	Gazprom OAO Via Gaz Capital SA	6.510%	3/7/22	1,225	1,362
	Gazprom OAO Via Gaz Capital SA	4.950%	7/19/22	350	365
	Gazprom OAO Via Gaz Capital SA	4.950%	2/6/28	650	653

27

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Gazprom OAO Via Gaz Capital SA	8.625%	4/28/34	725	958
Gazprom OAO Via Gaz Capital SA	7.288%	8/16/37	1,375	1,631
Gazprombank OJSC Via GPB Eurobond Finance plc	7.250%	5/3/19	200	215
Gazprombank OJSC Via GPB Eurobond Finance plc	4.960%	9/5/19	1,100	1,145
Rosneft Finance SA	7.250%	2/2/20	200	220
Rosneft Oil Co. via Rosneft International
Finance Ltd.	4.199%	3/6/22	1,727	1,730
Russian Agricultural Bank OJSC Via RSHB
Capital SA	7.750%	5/29/18	1,000	1,055
Russian Agricultural Bank OJSC Via RSHB
Capital SA	5.100%	7/25/18	1,700	1,750
2 Russian Agricultural Bank OJSC Via RSHB
Capital SA	5.100%	7/25/18	100	103
Russian Federation	11.000%	7/24/18	2,053	2,286
2 Russian Federation	3.500%	1/16/19	300	308
Russian Federation	3.500%	1/16/19	1,800	1,846
Russian Federation	5.000%	4/29/20	5,100	5,449
Russian Federation	4.500%	4/4/22	1,600	1,712
2 Russian Federation	4.875%	9/16/23	450	488
Russian Federation	4.875%	9/16/23	6,600	7,152
Russian Federation	12.750%	6/24/28	1,235	2,187
1 Russian Federation	7.500%	3/31/30	6,926	8,340
Russian Federation	5.625%	4/4/42	5,600	6,230
Russian Railways via RZD Capital plc	5.700%	4/5/22	1,550	1,664
Sberbank of Russia Via SB Capital SA	5.180%	6/28/19	750	789
Sberbank of Russia Via SB Capital SA	5.717%	6/16/21	2,000	2,158
Sberbank of Russia Via SB Capital SA	6.125%	2/7/22	2,300	2,517
Sberbank of Russia Via SB Capital SA	5.125%	10/29/22	224	232
SCF Capital Ltd.	5.375%	6/16/23	400	413
Vnesheconombank Via VEB Finance plc	4.224%	11/21/18	1,000	1,023
Vnesheconombank Via VEB Finance plc	6.902%	7/9/20	1,350	1,481
Vnesheconombank Via VEB Finance plc	6.025%	7/5/22	1,225	1,314
2 Vnesheconombank Via VEB Finance plc	5.942%	11/21/23	200	215
Vnesheconombank Via VEB Finance plc	5.942%	11/21/23	1,125	1,205
Vnesheconombank Via VEB Finance plc	6.800%	11/22/25	1,275	1,422
VTB Bank OJSC Via VTB Capital SA	6.875%	5/29/18	425	445
VTB Bank OJSC Via VTB Capital SA	6.551%	10/13/20	550	606
VTB Bank OJSC Via VTB Capital SA	6.950%	10/17/22	1,725	1,879
Total Russia (Cost $70,257)				74,938
Saudi Arabia (2.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (2.7%)
2 Kingdom of Saudi Arabia	2.375%	10/26/21	5,000	4,915
Kingdom of Saudi Arabia	2.375%	10/26/21	600	589
Kingdom of Saudi Arabia	3.250%	10/26/26	5,050	4,930
Kingdom of Saudi Arabia	4.500%	10/26/46	6,700	6,619
2 KSA Sukuk Ltd.	2.894%	4/20/22	4,300	4,297
9 KSA Sukuk Ltd.	3.628%	4/20/27	4,300	4,320
SABIC Capital II BV	2.625%	10/3/18	1,000	1,006
Saudi Electricity Global Sukuk Co.	4.211%	4/3/22	625	660
Saudi Electricity Global Sukuk Co. 2	3.473%	4/8/23	1,050	1,068
Saudi Electricity Global Sukuk Co. 2	5.060%	4/8/43	700	708
2 Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	650	676

28

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	1,950	2,028
2	Saudi Electricity Global Sukuk Co. 3	5.500%	4/8/44	300	316
	Saudi Electricity Global Sukuk Co. 3	5.500%	4/8/44	500	525
Total Saudi Arabia (Cost $32,626)					32,657
Senegal (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
	Republic of Senegal	8.750%	5/13/21	500	574
	Republic of Senegal	6.250%	7/30/24	200	204
Total Senegal (Cost $733)					778
Serbia, Republic of (0.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.4%)
2	Republic of Serbia	5.875%	12/3/18	200	210
	Republic of Serbia	5.875%	12/3/18	1,300	1,367
	Republic of Serbia	4.875%	2/25/20	1,100	1,146
	Republic of Serbia	7.250%	9/28/21	1,750	2,014
Total Serbia, Republic of (Cost $4,565)					4,737
South Africa (1.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.5%)
	Eskom Holdings SOC Ltd.	5.750%	1/26/21	2,200	2,213
	Eskom Holdings SOC Ltd.	6.750%	8/6/23	930	956
	Eskom Holdings SOC Ltd.	7.125%	2/11/25	300	308
2	Eskom Holdings SOC Ltd.	7.125%	2/11/25	200	206
	Republic of South Africa	6.875%	5/27/19	500	541
	Republic of South Africa	5.500%	3/9/20	2,725	2,892
	Republic of South Africa	5.875%	5/30/22	971	1,059
	Republic of South Africa	4.665%	1/17/24	1,600	1,616
	Republic of South Africa	5.875%	9/16/25	2,600	2,808
	Republic of South Africa	4.300%	10/12/28	3,050	2,875
	Republic of South Africa	6.250%	3/8/41	993	1,097
	Republic of South Africa	5.375%	7/24/44	400	399
	Republic of South Africa	5.000%	10/12/46	950	898
2	Transnet SOC Ltd.	4.000%	7/26/22	800	779
	ZAR Sovereign Capital Fund Propriety Ltd.	3.903%	6/24/20	200	202
Total South Africa (Cost $18,871)					18,849
Sri Lanka (0.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.8%)
2	Democratic Socialist Republic of Sri Lanka	6.000%	1/14/19	200	207
	Democratic Socialist Republic of Sri Lanka	6.000%	1/14/19	200	207
2	Democratic Socialist Republic of Sri Lanka	5.125%	4/11/19	250	256
	Democratic Socialist Republic of Sri Lanka	6.250%	10/4/20	1,432	1,517
	Democratic Socialist Republic of Sri Lanka	6.250%	7/27/21	1,550	1,643
	Democratic Socialist Republic of Sri Lanka	5.875%	7/25/22	1,400	1,448
	Democratic Socialist Republic of Sri Lanka	6.125%	6/3/25	700	713
	Democratic Socialist Republic of Sri Lanka	6.850%	11/3/25	1,500	1,579
	Democratic Socialist Republic of Sri Lanka	6.825%	7/18/26	1,200	1,262
	National Savings Bank	8.875%	9/18/18	400	425
Total Sri Lanka (Cost $8,889)					9,257

29

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Thailand (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated)	(0.2%)
Krung Thai Bank PCL		2.250%	9/11/18	400	400
1 Krung Thai Bank PCL		5.200%	12/26/24	1,150	1,189
PTT Public Co. Ltd.		3.375%	10/25/22	525	534
PTT Public Co. Ltd.		4.500%	10/25/42	400	399
Total Thailand (Cost $2,455)					2,522
Trinidad and Tobago (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated)	(0.2%)
2 Petroleum Co. of Trinidad & Tobago Ltd.		9.750%	8/14/19	700	743
2 Republic of Trinidad & Tobago		4.375%	1/16/24	200	196
Republic of Trinidad & Tobago		4.500%	8/4/26	1,250	1,212
Total Trinidad and Tobago (Cost $2,206)					2,151
Tunisia (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated)	(0.1%)
Banque Centrale de Tunisie SA		5.750%	1/30/25	1,500	1,471
Total Tunisia (Cost $1,439)					1,471
Turkey (4.8%)
Sovereign Bonds (U.S. Dollar-Denominated)	(4.8%)
Export Credit Bank of Turkey		5.875%	4/24/19	1,200	1,253
2 Export Credit Bank of Turkey		5.375%	2/8/21	500	514
2 Export Credit Bank of Turkey		5.000%	9/23/21	400	405
Hazine Mustesarligi Varlik Kiralama AS		4.251%	6/8/21	1,250	1,254
Hazine Mustesarligi Varlik Kiralama AS		5.004%	4/6/23	500	508
2 Hazine Mustesarligi Varlik Kiralama AS		4.489%	11/25/24	800	782
Republic of Turkey		6.750%	4/3/18	2,687	2,791
2 Republic of Turkey		4.557%	10/10/18	500	510
Republic of Turkey		7.000%	3/11/19	2,380	2,547
Republic of Turkey		7.500%	11/7/19	1,216	1,338
Republic of Turkey		7.000%	6/5/20	1,930	2,123
Republic of Turkey		5.625%	3/30/21	1,701	1,801
Republic of Turkey		5.125%	3/25/22	825	854
Republic of Turkey		6.250%	9/26/22	2,004	2,177
Republic of Turkey		3.250%	3/23/23	1,601	1,499
Republic of Turkey		5.750%	3/22/24	2,550	2,703
Republic of Turkey		7.375%	2/5/25	2,050	2,378
Republic of Turkey		4.250%	4/14/26	2,750	2,613
Republic of Turkey		4.875%	10/9/26	2,900	2,867
Republic of Turkey		6.000%	3/25/27	4,150	4,430
Republic of Turkey		8.000%	2/14/34	1,640	2,046
Republic of Turkey		6.875%	3/17/36	2,998	3,388
Republic of Turkey		6.750%	5/30/40	1,660	1,868
Republic of Turkey		6.000%	1/14/41	3,180	3,295
Republic of Turkey		4.875%	4/16/43	5,419	4,897
Republic of Turkey		6.625%	2/17/45	1,665	1,867
2 TC Ziraat Bankasi AS		4.250%	7/3/19	200	201
2 TC Ziraat Bankasi AS		4.750%	4/29/21	800	800
2 Turkiye Halk Bankasi AS		4.750%	6/4/19	250	250
Turkiye Halk Bankasi AS		4.750%	6/4/19	400	399
Turkiye Halk Bankasi AS		3.875%	2/5/20	600	580

30

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Turkiye Halk Bankasi AS	4.750%	2/11/21	700	683
2	Turkiye Halk Bankasi AS	5.000%	7/13/21	500	490
	Turkiye Halk Bankasi AS	5.000%	7/13/21	200	196
	Turkiye Vakiflar Bankasi TAO	5.000%	10/31/18	700	711
	Turkiye Vakiflar Bankasi TAO	6.000%	11/1/22	200	199
1	Turkiye Vakiflar Bankasi TAO	6.875%	2/3/25	200	203
1	Turkiye Vakiflar Bankasi TAO	8.000%	11/1/27	1,000	1,037
Total Turkey (Cost $57,924)					58,457
Ukraine (1.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.2%)
1	Oschadbank Via SSB #1 plc	9.625%	3/20/25	1,000	1,002
2	Oschadbank Via SSB #1 plc	9.625%	3/20/25	200	200
	Ukraine	7.750%	9/1/19	1,500	1,527
2	Ukraine	7.750%	9/1/20	1,728	1,743
	Ukraine	7.750%	9/1/20	600	605
2	Ukraine	7.750%	9/1/21	907	905
	Ukraine	7.750%	9/1/22	800	786
	Ukraine	7.750%	9/1/23	1,900	1,837
	Ukraine	7.750%	9/1/24	2,050	1,965
	Ukraine	7.750%	9/1/25	250	237
	Ukraine	7.750%	9/1/26	1,800	1,686
	Ukraine	7.750%	9/1/27	800	750
[1,2]	Ukraine Railways via Shortline plc	9.875%	9/15/21	200	200
1	Ukreximbank Via Biz Finance plc	9.625%	4/27/22	600	612
[1,2]	Ukreximbank Via Biz Finance plc	9.750%	1/22/25	200	200
1	Ukreximbank Via Biz Finance plc	9.750%	1/22/25	700	702
Total Ukraine (Cost $14,403)					14,957
United Arab Emirates (3.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (3.8%)
2	Abu Dhabi National Energy Co. PJSC	6.250%	9/16/19	275	300
2	Abu Dhabi National Energy Co. PJSC	5.875%	12/13/21	200	224
	Abu Dhabi National Energy Co. PJSC	3.625%	1/12/23	200	202
2	Abu Dhabi National Energy Co. PJSC	3.625%	1/12/23	2,300	2,325
	Abu Dhabi National Energy Co. PJSC	3.875%	5/6/24	650	658
2	Abu Dhabi National Energy Co. PJSC	4.375%	6/22/26	1,000	1,029
2	Abu Dhabi National Energy Co. PJSC	6.500%	10/27/36	1,075	1,312
	ADCB Finance Cayman Ltd.	3.000%	3/4/19	800	810
	ADCB Finance Cayman Ltd.	2.625%	3/10/20	1,300	1,308
	ADCB Finance Cayman Ltd.	4.500%	3/6/23	425	439
	AHB Sukuk Co. Ltd.	3.267%	10/8/18	200	203
[1,2]	Dolphin Energy Ltd.	5.888%	6/15/19	548	572
2	Dolphin Energy Ltd.	5.500%	12/15/21	820	908
	DP World Crescent Ltd.	3.908%	5/31/23	1,000	1,016
	DP World Ltd.	3.250%	5/18/20	1,250	1,267
2	DP World Ltd.	6.850%	7/2/37	840	988
	Dubai DOF Sukuk Ltd.	6.450%	5/2/22	200	231
2	Dubai Electricity & Water Authority	7.375%	10/21/20	1,975	2,277
2	Emirate of Abu Dhabi	6.750%	4/8/19	1,783	1,953
	Emirate of Abu Dhabi	2.125%	5/3/21	2,065	2,049
2	Emirate of Abu Dhabi	3.125%	5/3/26	1,800	1,820
	Emirate of Abu Dhabi	3.125%	5/3/26	1,907	1,925
	Emirate of Dubai	7.750%	10/5/20	1,000	1,161
	Emirate of Dubai	3.875%	1/30/23	1,100	1,136

31

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Emirate of Dubai	5.250%	1/30/43	200	200
[1,2]	Emirates Airline	4.500%	2/6/25	1,036	1,051
	Emirates NBD PJSC	3.250%	11/19/19	735	749
1	Emirates NBD PJSC	4.875%	3/28/23	950	968
	Emirates Telecommunications Group Co. PJSC	2.375%	6/18/19	800	802
	Emirates Telecommunications Group Co. PJSC	3.500%	6/18/24	500	508
	First Abu Dhabi Bank PJSC	3.000%	8/13/19	1,300	1,325
	First Abu Dhabi Bank PJSC	2.250%	2/11/20	1,475	1,473
	ICD Sukuk Co. Ltd.	3.508%	5/21/20	250	253
	ICD Sukuk Co. Ltd.	5.000%	2/1/27	1,100	1,157
2	IPIC GMTN Ltd.	5.000%	11/15/20	1,400	1,518
	IPIC GMTN Ltd.	5.000%	11/15/20	250	271
2	IPIC GMTN Ltd.	5.500%	3/1/22	710	793
2	IPIC GMTN Ltd.	6.875%	11/1/41	800	1,097
	Jafz Sukuk Ltd.	7.000%	6/19/19	400	436
2	MDC-GMTN BV	7.625%	5/6/19	500	556
2	MDC-GMTN BV	5.500%	4/20/21	450	496
2	MDC-GMTN BV	3.250%	4/28/22	200	203
	MDC-GMTN BV	3.250%	4/28/22	500	507
	MDC-GMTN BV	2.750%	5/11/23	250	246
1	Medjool Ltd.	3.875%	3/19/23	227	229
	Noor Sukuk Co. Ltd.	2.788%	4/28/20	350	346
2	NOVA Chemicals Corp.	5.250%	8/1/23	900	918
	RAK Capital	3.297%	10/21/18	1,050	1,067
	RAK Capital	3.094%	3/31/25	700	681
	RAKFunding Cayman Ltd.	3.250%	6/24/19	950	957
1	Ruwais Power Co. PJSC	6.000%	8/31/36	800	917
	Sharjah Sukuk Ltd.	3.764%	9/17/24	400	411
[1,2]	Waha Aerospace BV	3.925%	7/28/20	518	531
Total United Arab Emirates (Cost $46,330)					46,779
Uruguay (1.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.0%)
1	Oriental Republic of Uruguay	8.000%	11/18/22	498	606
1	Oriental Republic of Uruguay	4.500%	8/14/24	1,589	1,703
1	Oriental Republic of Uruguay	4.375%	10/27/27	2,030	2,129
	Oriental Republic of Uruguay	7.875%	1/15/33	546	722
1	Oriental Republic of Uruguay	7.625%	3/21/36	1,876	2,465
1	Oriental Republic of Uruguay	4.125%	11/20/45	850	761
1	Oriental Republic of Uruguay	5.100%	6/18/50	3,525	3,498
Total Uruguay (Cost $11,580)					11,884
Venezuela (2.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (2.5%)
	Bolivarian Republic of Venezuela	13.625%	8/15/18	566	481
	Bolivarian Republic of Venezuela	7.000%	12/1/18	1,760	1,241
	Bolivarian Republic of Venezuela	7.750%	10/13/19	1,306	791
	Bolivarian Republic of Venezuela	6.000%	12/9/20	956	497
1	Bolivarian Republic of Venezuela	12.750%	8/23/22	3,565	2,197
	Bolivarian Republic of Venezuela	9.000%	5/7/23	2,582	1,290
	Bolivarian Republic of Venezuela	8.250%	10/13/24	2,679	1,272
	Bolivarian Republic of Venezuela	7.650%	4/21/25	2,200	1,025
	Bolivarian Republic of Venezuela	11.750%	10/21/26	2,127	1,234
	Bolivarian Republic of Venezuela	9.250%	9/15/27	3,201	1,697
	Bolivarian Republic of Venezuela	9.250%	5/7/28	640	307

32

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Bolivarian Republic of Venezuela	11.950%	8/5/31	4,329	2,498
	Bolivarian Republic of Venezuela	9.375%	1/13/34	1,900	919
	Bolivarian Republic of Venezuela	7.000%	3/31/38	1,375	622
	CITGO Holding Inc.	10.750%	2/15/20	100	107
2	CITGO Holding Inc.	10.750%	2/15/20	1,600	1,712
	CITGO Petroleum Corp.	6.250%	8/15/22	100	102
2	CITGO Petroleum Corp.	6.250%	8/15/22	535	546
1	Petroleos de Venezuela SA	8.500%	10/27/20	3,500	2,742
1	Petroleos de Venezuela SA	9.000%	11/17/21	2,158	1,128
1	Petroleos de Venezuela SA	12.750%	2/17/22	555	344
1	Petroleos de Venezuela SA	6.000%	5/16/24	5,050	2,006
1	Petroleos de Venezuela SA	6.000%	11/15/26	5,316	2,033
	Petroleos de Venezuela SA	5.375%	4/12/27	4,110	1,560
1	Petroleos de Venezuela SA	9.750%	5/17/35	2,563	1,221
	Petroleos de Venezuela SA	5.500%	4/12/37	1,810	694
Total Venezuela (Cost $28,814)					30,266
Vietnam (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
	Socialist Republic of Vietnam	6.750%	1/29/20	859	938
	Socialist Republic of Vietnam	4.800%	11/19/24	1,075	1,106
2	Socialist Republic of Vietnam	4.800%	11/19/24	200	205
Total Vietnam (Cost $2,210)					2,249
Zambia (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
	Republic of Zambia	5.375%	9/20/22	725	682
2	Republic of Zambia	8.500%	4/14/24	450	473
	Republic of Zambia	8.500%	4/14/24	1,000	1,049
1	Republic of Zambia	8.970%	7/30/27	1,100	1,171
Total Zambia (Cost $3,096)					3,375
Temporary Cash Investments (0.9%)
Time Deposits (0.0%)
	Sumitomo Mitsui Bank
	(Cost $131)	0.000%	5/2/17	USD 131	131

				Shares
Money Market Fund (0.9%)
[10]	Vanguard Market Liquidity Fund
	(Cost $11,324)	1.034%		113,219	11,324
Total Temporary Cash Investments (Cost $11,455)					11,455
Total Investments (99.1%) (Cost $1,176,832)					1,210,602

33

Emerging Markets Government Bond Index Fund

Amount
($000)
Other Assets and Liabilities (0.9%)
Other Assets
Investment in Vanguard	82
Receivables for Investment Securities Sold	9,771
Receivables for Accrued Income	16,146
Receivables for Capital Shares Issued	632
Other Assets[11]	676
Total Other Assets	27,307
Liabilities
Payables for Investment Securities Purchased	(15,810)
Payables for Capital Shares Redeemed	(66)
Payables for Distributions	(147)
Payables to Vanguard	(387)
Other Liabilities	(349)
Total Liabilities	(16,759)
Net Assets (100%)	1,221,150

At April 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,187,753
Undistributed Net Investment Income	3,661
Accumulated Net Realized Losses	(4,032)
Unrealized Appreciation (Depreciation)
Investment Securities	33,770
Futures Contracts	(2)
Net Assets	1,221,150

34

Emerging Markets Government Bond Index Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 1,352,033 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	13,582
Net Asset Value Per Share—Investor Shares	$10.05

ETF Shares—Net Assets
Applicable to 12,111,158 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	970,389
Net Asset Value Per Share—ETF Shares	$80.12

Admiral Shares—Net Assets
Applicable to 10,832,552 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	217,656
Net Asset Value Per Share—Admiral Shares	$20.09

Institutional Shares—Net Assets
Applicable to 605,545 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	19,523
Net Asset Value Per Share—Institutional Shares	$32.24

• See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, the aggregate value of these securities was
$133,940,000, representing 11.0% of net assets.
3 Guaranteed by the Republic of Azerbaijan.
4 Guaranteed by the Republic of Hungary.
5 Guaranteed by the Republic of Indonesia.
6 Guaranteed by the Republic of Malaysia.
7 Guaranteed by the Government of Mongolia.
8 Guaranteed by the Republic of the Philippines.
9 Guaranteed by the Kingdom of Saudi Arabia.
10 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
11 Cash collateral of $258,000 has been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

35

Emerging Markets Government Bond Index Fund

Statement of Operations

Six Months Ended
April 30, 2017
($000)
Investment Income
Income
Interest[1]	28,694
Total Income	28,694
Expenses
The Vanguard Group—Note B
Investment Advisory Services	19
Management and Administrative—Investor Shares	22
Management and Administrative—ETF Shares	1,391
Management and Administrative—Admiral Shares	301
Management and Administrative—Institutional Shares	27
Marketing and Distribution—Investor Shares	1
Marketing and Distribution—ETF Shares	35
Marketing and Distribution—Admiral Shares	10
Marketing and Distribution—Institutional Shares	—
Custodian Fees	26
Shareholders’ Reports—Investor Shares	6
Shareholders’ Reports—ETF Shares	19
Shareholders’ Reports—Admiral Shares	3
Shareholders’ Reports—Institutional Shares	—
Total Expenses	1,860
Net Investment Income	26,834
Realized Net Gain (Loss)
Investment Securities Sold[1]	2,341
Futures Contracts	(71)
Realized Net Gain (Loss)	2,270
Change in Unrealized Appreciation (Depreciation)
Investment Securities	406
Futures Contracts	(2)
Change in Unrealized Appreciation (Depreciation)	404
Net Increase (Decrease) in Net Assets Resulting from Operations	29,508

1 Interest income and realized net gain (loss) from an affiliated company of the fund was $19,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Emerging Markets Government Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	26,834	41,754
Realized Net Gain (Loss)	2,270	(1,858)
Change in Unrealized Appreciation (Depreciation)	404	47,756
Net Increase (Decrease) in Net Assets Resulting from Operations	29,508	87,652
Distributions
Net Investment Income
Investor Shares	(273)	(465)
ETF Shares	(21,111)	(31,046)
Admiral Shares	(4,676)	(7,488)
Institutional Shares	(466)	(845)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(26,526)	(39,844)
Capital Share Transactions
Investor Shares	1,739	2,244
ETF Shares	94,068	335,485
Admiral Shares	26,349	51,874
Institutional Shares	(1,528)	9,579
Net Increase (Decrease) from Capital Share Transactions	120,628	399,182
Total Increase (Decrease)	123,610	446,990
Net Assets
Beginning of Period	1,097,540	650,550
End of Period[1]	1,221,150	1,097,540
1 Net Assets—End of Period includes undistributed net investment income of $3,661,000 and $3,353,000.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Emerging Markets Government Bond Index Fund

Financial Highlights

Investor Shares
	Six Months				May 14,
	Ended				2013[1] to
		Year Ended October 31,
	April 30,				Oct. 31,
For a Share Outstanding Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.04	$9.50	$9.95	$9.74	$10.00
Investment Operations
Net Investment Income	. 222.454		.427	.417	.149
Net Realized and Unrealized Gain (Loss)
on Investments [2]	. 012	. 533	(. 447)	. 213	(. 261)
Total from Investment Operations	. 234	. 987	(. 020)	. 630	(.112)
Distributions
Dividends from Net Investment Income	(. 224)	(. 447)	(. 430)	(. 420)	(.148)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 224)	(. 447)	(. 430)	(. 420)	(.148)
Net Asset Value, End of Period	$10.05	$10.04	$9.50	$9.95	$9.74

Total Return[3]	2.40%	10.65%	-0.16%	6.62%	-1.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14	$12	$9	$7	$4
Ratio of Total Expenses to
Average Net Assets	0.50%	0.49%	0.49%	0.49%	0.49%[4]
Ratio of Net Investment Income to
Average Net Assets	4.57%	4.72%	4.52%	4.35%	3.81%[4]
Portfolio Turnover Rate [5]	16%	24%	20%	27%	38%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was May 14, 2013, to May 30, 2013, during which time all assets were held in money market instruments.
Performance measurement began May 31, 2013, at a net asset value of $10.03.
2 Includes increases from purchase fees of $.00, $.01, $.01, $.00, and $.03.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Emerging Markets Government Bond Index Fund

Financial Highlights

ETF Shares
	Six Months				May 31,
	Ended				2013[1] to
		Year Ended October 31,
	April 30,				Oct. 31,
For a Share Outstanding Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$80.11	$75.81	$79.40	$77.71	$79.52
Investment Operations
Net Investment Income	1.832	3.753	3.516	3.429	1.217
Net Realized and Unrealized Gain (Loss)
on Investments [2]	.013	4.228	(3.556)	1.700	(2.086)
Total from Investment Operations	1.845	7.981	(.040)	5.129	(.869)
Distributions
Dividends from Net Investment Income	(1.835)	(3.681)	(3.550)	(3.439)	(.941)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.835)	(3.681)	(3.550)	(3.439)	(.941)
Net Asset Value, End of Period	$80.12	$80.11	$75.81	$79.40	$77.71

Total Return	2.38%	10.84%	-0.01%	6.79%	-1.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$970	$874	$501	$222	$85
Ratio of Total Expenses to Average Net Assets	0.33%	0.32%	0.34%	0.34%	0.35%[3]
Ratio of Net Investment Income to
Average Net Assets	4.74%	4.89%	4.67%	4.50%	3.95%[3]
Portfolio Turnover Rate [4]	16%	24%	20%	27%	38%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1	Inception.
2	Includes increases from purchase fees of $.03, $.04, $.06, $.01, and $.30.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Emerging Markets Government Bond Index Fund

Financial Highlights

Admiral Shares
	Six Months				May 14,
	Ended				2013[1] to
		Year Ended October 31,
	April 30,				Oct. 31,
For a Share Outstanding Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$20.09	$19.00	$19.90	$19.48	$20.00
Investment Operations
Net Investment Income	. 460	. 941	. 885	. 863	. 309
Net Realized and Unrealized Gain
(Loss) on Investments [2]	. 003	1.076	(. 894)	. 427	(. 522)
Total from Investment Operations	.463	2.017	(.009)	1.290	(.213)
Distributions
Dividends from Net Investment Income	(. 463)	(. 927)	(. 891)	(. 870)	(. 307)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 463)	(. 927)	(. 891)	(. 870)	(. 307)
Net Asset Value, End of Period	$20.09	$20.09	$19.00	$19.90	$19.48

Total Return[3]	2.37%	10.89%	0%	6.78%	-1.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$218	$191	$131	$118	$55
Ratio of Total Expenses to Average Net Assets	0.33%	0.32%	0.33%	0.34%	0.34%[4]
Ratio of Net Investment Income to
Average Net Assets	4.74%	4.89%	4.68%	4.50%	3.96%[4]
Portfolio Turnover Rate [5]	16%	24%	20%	27%	38%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Subscription period for the fund was May 14, 2013, to May 30, 2013, during which time all assets were held in money market instruments. Performance measurement began May 31, 2013, at a net asset value of $20.07.

2 Includes increases from purchase fees of $.01, $.01, $.02, $.00, and $.06.

3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Emerging Markets Government Bond Index Fund

Financial Highlights

Institutional Shares
	Six Months	Year	Feb. 11,	Nov. 25
	Ended	Ended	2015[1], to	2014[1] to
	April 30,	Oct. 31,	Oct. 31,	Dec. 18,
For a Share Outstanding Throughout Each Period	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$32.24	$30.50	$30.72	$31.53
Investment Operations
Net Investment Income	.748	1.521	1.019	.108
Net Realized and Unrealized Gain (Loss) on Investments[2]	.004	1.715	(.159)	(1.240)
Total from Investment Operations	.752	3.236	.860	(1.132)
Distributions
Dividends from Net Investment Income	(.752)	(1.496)	(1.080)	(.108)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.752)	(1.496)	(1.080)	(.108)
Net Asset Value, End of Period	$32.24	$32.24	$30.50	$30.29

Total Return[3]	2.40%	10.89%	2.82%	-3.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20	$21	$10	$0
Ratio of Total Expenses to Average Net Assets	0.29%	0.29%	0.29%	0.30%
Ratio of Net Investment Income to Average Net Assets	4.78%	4.92%	4.75%	4.72%
Portfolio Turnover Rate [4]	16%	24%	20%[5]	20%[5]

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 The class commenced operations on November 25, 2014. On December 18, 2014, all outstanding shares were redeemed and the net asset value represents the per-share amount at which such shares were redeemed. On February 11, 2015, the class recommenced operations. 2 Includes increases from purchase fees of $.01 for 2017, $.02 for 2016, and $.04 in aggregate for periods prior to November 1, 2015.

3 Total returns do not include transaction or account service fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction and account service fees.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

5 Reflects the fund’s portfolio turnover for the fiscal year ended October 31, 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Emerging Markets Government Bond Index Fund

Notes to Financial Statements

Vanguard Emerging Markets Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

42

Emerging Markets Government Bond Index Fund

During the six months ended April 30, 2017, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2016), and for the period ended April 30, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2017, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board

43

Emerging Markets Government Bond Index Fund

of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2017, the fund had contributed to Vanguard capital in the amount of $82,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Sovereign Bonds	—	1,198,150	—
Corporate Bonds	—	997	—
Temporary Cash Investments	11,324	131	—
Futures Contracts–Liabilities[1]	(2)	—	—
Total	11,322	1,199,278	—
1 Represents variation margin on the last day of the reporting period.

At April 30, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	June 2017	34	4,026	23
10-Year U.S. Treasury Note	June 2017	(13)	(1,634)	(25)
				(2)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

44

Emerging Markets Government Bond Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2017, the fund realized $1,434,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2016, the fund had available capital losses totaling $4,868,000 that may be carried forward indefinitely to offset future capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2017, the cost of investment securities for tax purposes was $1,176,832,000. Net unrealized appreciation of investment securities for tax purposes was $33,770,000, consisting of unrealized gains of $38,939,000 on securities that had risen in value since their purchase and $5,169,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended April 30, 2017, the fund purchased $228,875,000 of investment securities and sold $113,164,000 of investment securities, other than temporary cash investments. Total purchases and sales include $111,531,000 and $23,067,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

45

Emerging Markets Government Bond Index Fund

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		April 30, 2017	October 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued[1]	4,214	426	5,566	565
Issued in Lieu of Cash Distributions	233	24	392	40
Redeemed	(2,708)	(274)	(3,714)	(379)
Net Increase (Decrease)—Investor Shares	1,739	176	2,244	226
ETF Shares
Issued	117,615	1,505	357,502	4,601
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(23,547)	(300)	(22,017)	(300)
Net Increase (Decrease)—ETF Shares	94,068	1,205	335,485	4,301
Admiral Shares
Issued[1]	46,858	2,369	77,994	3,984
Issued in Lieu of Cash Distributions	3,876	197	6,294	323
Redeemed	(24,385)	(1,241)	(32,414)	(1,673)
Net Increase (Decrease)—Admiral Shares	26,349	1,325	51,874	2,634
Institutional Shares
Issued	6	(1)	8,772	295
Issued in Lieu of Cash Distributions	466	15	845	27
Redeemed	(2,000)	(64)	(38)	(1)
Net Increase (Decrease)—Institutional Shares	(1,528)	(50)	9,579	321
1 Includes purchase fees for fiscal 2017 and 2016 of $386,000 and $620,000, respectively (fund totals).

G. Management has determined that no material events or transactions occurred subsequent to April 30, 2017, that would require recognition or disclosure in these financial statements.

46

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

47

Six Months Ended April 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Government Bond Index Fund	10/31/2016	4/30/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,023.99	$2.51
ETF Shares	1,000.00	1,023.85	1.66
Admiral Shares	1,000.00	1,023.75	1.66
Institutional Shares	1,000.00	1,024.04	1.46
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.32	$2.51
ETF Shares	1,000.00	1,023.16	1.66
Admiral Shares	1,000.00	1,023.16	1.66
Institutional Shares	1,000.00	1,023.36	1.45

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.50% for Investor Shares, 0.33% for ETF Shares, 0.33% for Admiral Shares, and 0.29% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

48

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Emerging Markets Government Bond Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2013, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the fund since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

49

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

50

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

51

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

52

Vanguard Emerging Markets Government Bond Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Emerging Markets Government Bond Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Emerging Markets Government Bond Index Fund particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of Vanguard Emerging Markets Government Bond Index Fund with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Emerging Markets Government Bond Index Fund is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or Vanguard Emerging Markets Government Bond Index Fund or any owners or purchasers of Vanguard Emerging Markets Government Bond Index Fund. Barclays has no obligation to take the needs of Vanguard, Vanguard Emerging Markets Government Bond Index Fund, or the owners of Vanguard Emerging Markets Government Bond Index Fund into consideration in determining, composing, or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Emerging Markets Government Bond Index Fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of Vanguard Emerging Markets Government Bond Index Fund.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY, AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF VANGUARD EMERGING MARKETS GOVERNMENT BOND INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS USD EMERGING MARKETS GOVERNMENT RIC CAPPED INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED, OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS USD EMERGING MARKETS GOVERNMENT RIC CAPPED INDEX. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE

INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

53

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 197 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2005), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory

Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley John James Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q11202 062017

Semiannual Report | April 30, 2017

Vanguard Global Minimum Volatility Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	31
Trustees Approve Advisory Arrangement.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Global Minimum Volatility Fund returned just over 10% for the six months ended April 30, 2017, trailing its benchmark by more than 2 percentage points.

• The fund’s objective is to create a portfolio that has broad equity exposure with less volatility than the global equity market. Over the period, the fund produced lower daily volatility but also a lower risk-adjusted return than its benchmark, the FTSE Global All Cap Index (USD Hedged). (We calculate daily volatility and risk-adjusted return using standard deviation, as we discuss in the Advisor’s Report on page 6.)

• Overweight allocations to consumer staples, telecommunication services, and utilities increased exposure to three of the benchmark’s less volatile sectors. Underweight allocations to energy and financials limited exposure to two of the benchmark’s most volatile sectors.

Total Returns: Six Months Ended April 30, 2017
			Total
			Returns
Vanguard Global Minimum Volatility Fund
Investor Shares			10.03%
Admiral™ Shares			10.05
FTSE Global All Cap Index (USD Hedged)			12.55
Global Funds Average			11.46
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Global Minimum Volatility Fund	0.25%	0.17%	1.24%

The fund expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal period. For the six months ended April 30, 2017, the fund’s annualized expense ratios were 0.25% for Investor Shares and 0.17% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Global Funds.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

“Buy what you know.”

It’s one of the adages of investing, and it has plenty of intuitive appeal. After all, the familiar seems inherently less risky. It’s no wonder that many investors heavily tilt their portfolios toward the stocks and bonds of their home country. This is known in investing parlance as “home bias.”

U.S. investors sometimes think they can get all the global diversification they need by owning shares of U.S.-based multinational companies. And that may seem like the best of both worlds: international diversification without ever leaving the friendly confines of home.

The potential pitfall is that, as Vanguard research has suggested, the performance of a company’s shares tends to be highly correlated to its domestic market, regardless of where that company conducts most of its business.

Americans aren’t alone in being portfolio homebodies. Vanguard has found that in a range of developed countries—Australia, Canada, Japan, and the United Kingdom, as well as the United States—investors held a greater percentage of domestic stocks than would be indicated if they had taken their cues from a globally diversified, market-weighted benchmark. (You can see this tendency in the chart later in this letter.)

2

Why home bias exists

Vanguard’s Investment Strategy Group identified a range of reasons why investors might not embrace global diversification, including concerns about currency risk and an expectation that their home country will deliver outsized returns.

One factor we identified—preference for the familiar—seems particularly relevant. With so much global uncertainty about geopolitics, monetary policy, and the economic outlook, it’s understandable why investors may not want to stray too far from home.

But in their aversion to the unknown, investors can end up increasing, rather than lessening, their risks. That’s because they’re sacrificing broad global diversification—one of the best ways I know of to help control risk.

In many cases, individual country markets are much less diversified than the global market in total. Global investing, then, can be an answer for investors who want to reduce concentration risk. That can include overconcentration in a particular country, region, or industry.

And the good news is that global investing is easier than ever, thanks to the wide availability of low-cost, internationally diversified stock and bond funds. It’s possible, in a sense, to own the whole world with just a couple of funds.

Market Barometer
			Total Returns
		Periods Ended April 30, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.46%	18.03%	13.63%
Russell 2000 Index (Small-caps)	18.37	25.63	12.95
Russell 3000 Index (Broad U.S. market)	13.83	18.58	13.57
FTSE All-World ex US Index (International)	10.55	12.98	5.60

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-0.67%	0.83%	2.27%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.34	0.14	3.16
Citigroup Three-Month U.S. Treasury Bill Index	0.23	0.37	0.11

CPI
Consumer Price Index	1.16%	2.20%	1.22%

3

Expanding our opportunities

A key to overcoming home bias is reframing the way we look at investing outside our home countries. Take, for example, automakers or pharmaceutical companies. There are well-regarded firms in both industries located throughout the world. Over the next five years, nobody can know for sure whether a Japanese or U.S. or European company will produce a popular new sedan that outsells the competition or come up with new treatments to combat illness. So why not own them all? And that includes their bonds along with their stocks.

Full global diversification also allows you to capitalize on opportunities in both developed and emerging economies. Betting on which individual country—let alone company—will be the next market darling can be a fool’s errand.

A better choice can be to harness the potential of all markets. In my personal investment account, I have an emerging markets position that complements my developed-market holdings. Not only can global diversification help control risk, but it can also expand our set of opportunities among stocks and bonds.

Home bias shows investors across the world are fixated on the familiar

Investors often own a greater share of their home country’s stocks than would be indicated by the allocations of a globally diversified, market-capitalization-weighted index fund.

Global index weight
Investor holdings in domestic equities

Notes: Data as of December 31, 2014 (the latest available from the International Monetary Fund, or IMF), in U.S. dollars. Domestic investment is calculated by subtracting total foreign investment (as reported by the IMF) in a given country from its market capitalization in the MSCI All Country World Index. Given that the IMF data are voluntary, there may be some discrepancies between the market values in the survey and the MSCI ACWI.

Sources: Vanguard, based on data from the IMF’s Coordinated Portfolio Investment Survey (2014), Bloomberg, Thomson Reuters Datastream, and FactSet.

4

Ultimately, I believe we have the best chance for investment success by giving ourselves more opportunities, not fewer. Own the whole haystack and you never have to worry about finding the needle.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer May 12, 2017

5

Advisor’s Report

For the six months ended April 30, 2017, Vanguard Global Minimum Volatility Fund returned 10.03% for Investor Shares and 10.05% for Admiral Shares, with an annualized daily volatility of 6.21%. Its benchmark, the FTSE Global All Cap Index (USD Hedged), returned 12.55%, with an annualized daily volatility of 6.61%. (To get the annualized daily volatility, we calculate the standard deviation of daily returns and multiply it by the square root of 252, generally the number of trading days in a year.)

Investment objective

Our objective is to create a portfolio that has broad equity exposure with less volatility than the global equity market. We achieved this over the performance period, as the fund’s daily volatility averaged about 6.1% less than that of its benchmark.

It is important to mention, as we have in the past, that we do not target a specific volatility level. Rather, we seek to provide an equity fund that has lower absolute risk than the broad global market. Thus, when the broad global equity market is experiencing periods of low volatility, you should expect this fund’s volatility to be much closer to the volatility level of its benchmark.

We recognize that equity-like returns are also an important outcome of an investment in this fund, but achieving a total return higher than the benchmark’s is not our objective. Although our research leads us to expect that, on average, a minimum volatility fund may outperform the overall global market in sharp downturns (while still experiencing losses), the fund should be expected to trail in strong bull markets like the one we experienced over the past six months. With that in mind, because the fund is expected to have a lower level of risk than the global equity market, you should not expect it to outperform the market over the long run.

We think an acceptable comparative performance measure for the fund over the long term is its risk-adjusted return. This can be calculated by dividing the portfolio’s total return for the period by the annualized standard deviation of daily returns. We view six months to be a relatively short time, but for the semiannual period, the risk-adjusted return was 1.62, compared with 1.91 for the benchmark. Over a longer period—since the fund’s inception on December 12, 2013—its risk-adjusted return was 1.57, compared with 0.85 for the benchmark.

Investment strategy

In building our portfolio, we use quantitative models that evaluate a variety of factors that drive a stock’s volatility. These fundamental drivers include risk factors such as growth, value, dividend yields, size, volatility, and liquidity. In addition, our portfolio construction process includes estimates of each stock’s correlation—or how its factors move in relation to one another. This approach allows us to make appropriate risk/diversification trade-offs, while not relying solely on volatility estimates.

6

Our process also approaches currency exposure and its impact on a portfolio in a specific manner. We recognize that owning companies in foreign markets involves the risk of movements in foreign currency exchange rates relative to the U.S. dollar. Because of this, an optimization process that focuses solely on volatilities tied to an investor’s home currency will tend to overweight exposures to that currency.

We aim to avoid such currency-specific exposures by focusing on equity volatilities and correlations measured in local currency terms. Then we use currency forward contracts to hedge the resulting exposure for U.S. investors. We believe this process can further reduce the volatility of the portfolio overall in the long run.

Finally, when constructing the portfolio, we apply constraints to reduce stock, sector, and country concentration risk. We find that these constraints, which allow for broader diversification and liquidity, reduce unnecessarily high risk exposures without significantly affecting our ability to reduce overall volatility.

The investment environment

During the period, the Federal Reserve twice increased interest rates—just the second and third times it has done so since the financial crisis—raising the federal funds rate target to 0.75%–1%.

The Fed’s moves came as the U.S. economy posted mostly positive results. Gross domestic product (GDP) growth was in line with estimates in the fourth quarter of 2016, but it was lackluster in the first quarter of 2017, largely because of a drop-off in consumer spending. The housing and manufacturing sectors reported decent activity, and unemployment in April was down to 4.4%, its lowest level since 2007. Wages ticked up and commodities, especially oil, regained ground during the period, fueling a rise in inflation. Given that backdrop, the Fed signaled that further rate increases could be announced in the near term.

The Fed’s positive outlook on economic expansion carried over to the U.S. stock market, where several indexes reached record highs during the six months. Although the resilient economy played a part in the rally, strong corporate earnings and the prospect of tax reform, increased infrastructure spending, and greater deregulation also contributed to a shift toward riskier assets. That sentiment tapered off toward the end of the period, though, as investors realized that the legislative agenda might take more time to materialize.

Overseas, major central banks kept their monetary policies accommodative. Political uncertainty eased somewhat as voters in the Netherlands and France turned back nationalist candidates who were focused on dismantling the European Union. Stocks rose across Europe and Asia.

7

The fund’s successes and shortfalls

We have cautioned that during periods of low volatility, expectations for the size of the portfolio’s volatility discount relative to the market should be tempered. During the six months, we saw quite low volatility levels for the fund’s benchmark.

It is important to recognize that there will be periods such as this; however, we maintain confidence in our process to deliver lower volatility over the long term. Even with this challenging environment, the fund met its objective of lower volatility than the broader equity market, as measured by daily volatility for the semiannual period. And we have achieved this goal since the fund’s inception.

In addition, the benefits of our strategy become even clearer when you seek to remove some of the noise caused by short-term reversals in daily returns, which can increase volatility levels, and focus on a longer return horizon such as monthly returns. For example, since inception, the fund has delivered a 31.3% reduction in the annualized volatility of monthly returns relative to its benchmark.

Despite a challenging environment over the past six months, our strategy of holding stocks that have lower correlations with one another provided diversification benefits.

On average, we were overweighted in less volatile sectors, such as consumer staples, telecommunication services, and utilities, and underweighted in two of the benchmark’s more volatile industry groups, energy and financials. As for regional allocations, our holdings in North America, Europe, and the Pacific region helped lower volatility, while our positions in the Middle East and emerging markets modestly increased volatility for the fund compared with its benchmark.

We expect our approach to portfolio construction to pay off in reduced volatility over the long run. With this in mind, we find that focusing on the long-term risk-adjusted returns of the portfolio relative to the benchmark realigns expectations with the fund’s objective. We thank you for your investment and look forward to serving our investors in the future.

Portfolio Managers: Michael R. Roach, CFA Anatoly Shtekhman, CFA

Binbin Guo, Principal, Head of Equity Research and Portfolio Strategies Vanguard Quantitative Equity Group May 9, 2017

8

Global Minimum Volatility Fund

Fund Profile

As of April 30, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMVFX	VMNVX
Expense Ratio[1]	0.25%	0.17%

Sector Diversification (% of equity exposure)
		FTSE Global
		All Cap Index
	Fund (USD Hedged)
Consumer Discretionary	10.4%	12.4%
Consumer Staples	13.1	9.0
Energy	2.2	6.2
Financials	13.8	17.9
Health Care	15.0	10.9
Industrials	12.6	11.8
Information Technology	11.1	15.9
Materials	3.7	5.7
Real Estate	3.6	4.0
Telecommunication Services	7.1	3.0
Utilities	7.4	3.2

Volatility Measures
FTSE Global
All Cap Index
(USD Hedged)
R-Squared	0.66
Beta	0.55

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Ten Largest Holdings (% of total net assets)
HDFC Bank Ltd.	Diversified Banks	1.5%
Jack Henry & Associates Data Processing &
Inc.	Outsourced Services	1.5
RenaissanceRe Holdings
Ltd.	Reinsurance	1.5
Waste Management Inc. Environmental &
	Facilities Services	1.4
Johnson & Johnson	Pharmaceuticals	1.4
Expeditors International	Air Freight &
of Washington Inc.	Logistics	1.4
GlaxoSmithKline plc	Pharmaceuticals	1.4
Starwood Property Trust
Inc.	Mortgage REITs	1.3
Dollarama Inc.	General Merchandise
	Stores	1.3
CLP Holdings Ltd.	Electric Utilities	1.2
Top Ten		13.9%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal period. For the six months ended April 30, 2017, the annualized expense ratios were 0.25% for Investor Shares and 0.17% for Admiral Shares.

9

Portfolio Characteristics
		FTSE Global
		All Cap Index
	Fund	(USD Hedged)
Number of Stocks	390	7,727
Median Market Cap	$10.1B	$37.0B
Price/Earnings Ratio	21.1x	23.0x
Price/Book Ratio	2.7x	2.1x
Return on Equity	30.9%	20.3%
Earnings Growth
Rate	7.8%	8.3%
Dividend Yield	2.6%	2.3%
Turnover Rate
(Annualized)	47%	—
Short-Term Reserves	1.2%	—

Global Minimum Volatility Fund

Market Diversification (% of equity exposure)

		FTSE
		Global
		All Cap
		Index
		(USD
	Fund	Hedged)
Europe
Switzerland	5.5%	2.8%
United Kingdom	4.2	6.0
Germany	3.8	3.0
Sweden	1.2	1.1
Other	2.4	8.0
Subtotal	17.1%	20.9%
Pacific
Japan	4.9%	8.0%
Australia	4.8	2.4
South Korea	3.2	1.7
Hong Kong	3.1	1.2
Other	1.0	0.6
Subtotal	17.0%	13.9%
Emerging Markets
India	2.3%	1.2%
Brazil	1.6	0.8
Taiwan	1.4	1.5
Other	2.4	5.4
Subtotal	7.7%	8.9%
North America
United States	51.6%	53.0%
Canada	6.2	3.1
Subtotal	57.8%	56.1%
Middle East	0.4%	0.2%

10

Global Minimum Volatility Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 12, 2013, Through April 30, 2017

Global Minimum Volatility Fund Investor Shares

FTSE Global All Cap Index (USD Hedged)

Note: For 2017, performance data reflect the six months ended April 30, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Investor Shares	12/12/2013	11.70%	11.15%
Admiral Shares	12/12/2013	11.77	11.23

See Financial Highlights for dividend and capital gains information.

11

Global Minimum Volatility Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.3%)[1]
Australia (4.8%)
AGL Energy Ltd.	1,004,495	20,111
Wesfarmers Ltd.	367,202	11,820
Stockland	2,204,185	8,000
Cochlear Ltd.	65,083	6,813
Transurban Group	728,039	6,651
Sonic Healthcare Ltd.	235,098	3,886
Aristocrat Leisure Ltd.	255,310	3,752
JB Hi-Fi Ltd.	183,040	3,382
Caltex Australia Ltd.	151,102	3,373
Coca-Cola Amatil Ltd.	427,117	2,993
ASX Ltd.	72,176	2,736
GPT Group	514,397	2,021
Woodside Petroleum Ltd.	80,065	1,927
Aurizon Holdings Ltd.	407,600	1,572
Crown Resorts Ltd.	120,123	1,123
Computershare Ltd.	97,458	1,074
Treasury Wine Estates Ltd.	98,390	883
BWP Trust	383,701	839
Goodman Group	119,454	725
Ramsay Health Care Ltd.	12,064	647
Charter Hall Retail REIT	191,055	640
Super Retail Group Ltd.	86,439	610
Challenger Ltd.	61,804	610
Charter Hall Group	105,931	450
LendLease Group	24,461	294
^ Washington H Soul
Pattinson & Co. Ltd.	20,619	291
Insurance Australia
Group Ltd.	47,519	221
carsales.com Ltd.	22,427	197
		87,641
Austria (0.0%)
voestalpine AG	16,352	682

Belgium (0.5%)
Colruyt SA	126,301	6,490
Elia System Operator SA/NV	23,212	1,231

	Sofina SA	6,290	903
	Cofinimmo SA	5,474	663
	Ackermans & van Haaren
	NV	2,298	376
			9,663
Brazil (1.6%)
	Telefonica Brasil SA ADR	825,403	12,208
2	Ambev SA ADR	1,686,366	9,663
	Ultrapar Participacoes
	SA ADR	191,257	4,242
*	TIM Participacoes SA ADR	147,950	2,383
			28,496
Canada (6.2%)
^	Dollarama Inc.	263,618	23,078
	BCE Inc.	456,370	20,778
	TELUS Corp.	444,158	14,779
^	Emera Inc.	415,106	14,368
	Canadian Tire Corp. Ltd.
	Class A	81,280	9,920
^	Shaw Communications Inc.
	Class B	454,952	9,645
	Bank of Montreal	66,693	4,723
	Pembina Pipeline Corp.	108,535	3,459
	Intact Financial Corp.	50,213	3,440
	National Bank of Canada	60,737	2,360
^	Cineplex Inc.	49,300	1,940
	Metro Inc.	38,536	1,321
	TransCanada Corp.	23,211	1,078
^	Parkland Fuel Corp.	47,026	1,023
3	Hydro One Ltd.	53,573	943
*	CGI Group Inc. Class A	15,863	766
	Fortis Inc.	19,306	628
	George Weston Ltd.	4,111	369
			114,618
Chile (0.3%)
	Enel Americas SA ADR	157,624	1,562
	Sociedad Quimica y
	Minera de Chile SA ADR	38,611	1,373

12

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
	Enel Chile SA ADR	152,793	834
	Cia Cervecerias Unidas
	SA ADR	30,786	793
			4,562
China (0.4%)
	China Mobile Ltd. ADR	134,029	7,146

Denmark (0.3%)
	H Lundbeck A/S	48,327	2,479
	ISS A/S	44,768	1,857
	William Demant Holding
	A/S	30,782	704
	GN Store Nord A/S	19,221	500
			5,540
Finland (0.0%)
	Orion Oyj Class B	13,681	784

France (0.6%)
	Sodexo SA	25,244	3,208
	Ipsen SA	21,163	2,464
	Sanofi	25,523	2,412
	Thales SA	10,911	1,147
	BioMerieux	4,866	973
	Atos SE	6,524	855
^	Hermes International	1,538	735
			11,794
Germany (3.8%)
	Deutsche Post AG	519,614	18,677
	Merck KGaA	95,255	11,190
	Bayer AG	67,711	8,378
^	Wirecard AG	131,158	7,755
*	MTU Aero Engines AG	27,951	4,009
	STADA Arzneimittel AG	55,835	3,957
*	Henkel AG & Co. KGaA
	Preference Shares	24,216	3,295
	Fielmann AG	39,184	2,996
	Celesio AG	61,654	1,735
*	Beiersdorf AG	13,977	1,390
^	RHOEN-KLINIKUM AG	44,814	1,281
	METRO AG	33,925	1,116
	adidas AG	5,021	1,007
	Rheinmetall AG	6,494	596
	Aurubis AG	8,146	569
	Freenet AG	16,718	525
*	Axel Springer SE	8,828	495
			68,971
Hong Kong (3.0%)
	CLP Holdings Ltd.	2,107,350	22,225
	AAC Technologies
	Holdings Inc.	509,000	7,461
	Hang Seng Bank Ltd.	340,400	6,895
	Power Assets Holdings
	Ltd.	593,000	5,333
	Yuexiu REIT	5,326,000	3,134

	Want Want China
	Holdings Ltd.	3,487,000	2,508
	Cheung Kong
	Infrastructure Holdings
	Ltd.	286,000	2,504
	Chow Tai Fook Jewellery
	Group Ltd.	1,969,600	2,165
	MTR Corp. Ltd.	361,500	2,080
	China Mengniu Dairy Co.
	Ltd.	804,000	1,553
	Link REIT	23,000	165
			56,023
India (2.3%)
	HDFC Bank Ltd. ADR	353,809	28,167
2	Dr Reddy’s Laboratories
	Ltd. ADR	213,041	8,703
	Infosys Ltd. ADR	317,032	4,616
*,3	Reliance Industries Ltd.
	GDR	13,354	578
			42,064
Indonesia (0.5%)
	Telekomunikasi Indonesia
	Persero Tbk PT ADR	286,923	9,397

Israel (0.4%)
	Bank Hapoalim BM	657,081	4,098
	Bezeq The Israeli
	Telecommunication Corp.
	Ltd.	893,813	1,502
	Paz Oil Co. Ltd.	5,690	929
			6,529
Italy (0.2%)
	Moncler SPA	67,984	1,677
	Recordati SPA	23,219	860
	Brunello Cucinelli SPA	10,297	270
			2,807
Japan (4.8%)
	Mitsubishi Tanabe Pharma
	Corp.	477,100	9,691
	Takeda Pharmaceutical Co.
	Ltd.	196,400	9,422
	Sawai Pharmaceutical Co.
	Ltd.	136,000	7,432
	Canon Inc.	211,500	7,019
	JXTG Holdings Inc.	1,512,150	6,823
	Daiichi Sankyo Co. Ltd.	283,100	6,292
	Kagome Co. Ltd.	221,800	6,043
	Sumitomo Dainippon
	Pharma Co. Ltd.	298,600	4,904
	Taisho Pharmaceutical
	Holdings Co. Ltd.	37,700	3,102
	Japan Tobacco Inc.	76,000	2,529
	Nitori Holdings Co. Ltd.	19,100	2,485
	Otsuka Holdings Co. Ltd.	47,200	2,174

13

Global Minimum Volatility Fund

		Market
		Value•
	Shares	($000)
MOS Food Services Inc.	60,500	1,896
NH Foods Ltd.	58,000	1,653
Skylark Co. Ltd.	93,400	1,413
Toho Co. Ltd.	49,100	1,409
Sankyo Co. Ltd.	40,300	1,406
Toyo Suisan Kaisha Ltd.	36,000	1,352
Pigeon Corp.	37,600	1,166
Shimamura Co. Ltd.	8,200	1,122
Nissin Foods Holdings Co.
Ltd.	17,800	1,019
Rohto Pharmaceutical Co.
Ltd.	51,000	952
Coca-Cola Bottlers Japan Inc.	31,700	945
Hisamitsu Pharmaceutical
Co. Inc.	17,100	875
Nisshin Seifun Group Inc.	49,400	759
Earth Chemical Co. Ltd.	13,200	715
COMSYS Holdings Corp.	37,400	712
Nichirei Corp.	26,800	667
Kamigumi Co. Ltd.	72,000	654
Kura Corp.	15,800	651
Studio Alice Co. Ltd.	28,500	604
ABC-Mart Inc.	9,600	534
Ito En Ltd.	13,700	497
Ci:z Holdings Co. Ltd.	9,400	276
		89,193
Mexico (0.7%)
Fomento Economico
Mexicano SAB de CV ADR	127,801	11,507
Grupo Televisa SAB ADR	69,038	1,678
Coca-Cola Femsa SAB de
CV ADR	4,988	363
		13,548
New Zealand (0.1%)
Spark New Zealand Ltd.	791,611	2,006
Fletcher Building Ltd.	93,478	549
		2,555
Norway (0.5%)
* Orkla ASA	778,339	7,062
Norsk Hydro ASA	259,738	1,480
		8,542
Russia (0.6%)
Novatek PJSC GDR	50,176	6,075
MMC Norilsk Nickel PJSC
ADR	203,582	3,127
Lukoil PJSC ADR	23,115	1,147
		10,349
Singapore (0.9%)
Oversea-Chinese Banking
Corp. Ltd.	1,025,748	7,184
United Overseas Bank Ltd.	325,100	5,062
Singapore Airlines Ltd.	350,200	2,565
Singapore Exchange Ltd.	121,900	646

*	CapitaLand Ltd.	235,700	633
	Singapore Press Holdings
	Ltd.	63,100	157
			16,247
South Korea (3.2%)
	SK Telecom Co. Ltd.	80,629	17,020
	KT Corp.	510,114	14,433
	Korea Zinc Co. Ltd.	19,465	7,276
	S-Oil Corp.	43,048	3,766
	GS Holdings Corp.	45,783	2,383
	NAVER Corp.	2,631	1,849
	KT&G Corp.	16,973	1,514
	Samsung Electronics Co.
	Ltd. Preference Shares	975	1,501
	SK Innovation Co. Ltd.	9,265	1,390
	Kangwon Land Inc.	42,410	1,347
	Woori Bank	91,034	1,194
	Samsung Fire & Marine
	Insurance Co. Ltd.	3,878	913
	Macquarie Korea
	Infrastructure Fund	106,880	810
	Samsung SDS Co. Ltd.	5,565	672
	Ahnlab Inc.	10,261	654
	Hyundai Department Store
	Co. Ltd.	6,499	617
	Kakao Corp.	7,311	580
	Yuhan Corp.	2,683	547
	POSCO	1,415	334
	Kolon Life Science Inc.	2,149	266
			59,066
Spain (0.2%)
	Endesa SA	146,794	3,457
	Viscofan SA	9,941	594
	Ebro Foods SA	17,809	398
			4,449
Sweden (1.2%)
	Swedish Match AB	418,420	13,798
*	Svenska Cellulosa AB SCA
	Class B	174,354	5,772
	Tele2 AB	133,241	1,341
*	ICA Gruppen AB	16,419	560
*	Saab AB Class B	10,484	520
	Oriflame Holding AG	6,800	279
			22,270
Switzerland (5.5%)
*	Swisscom AG	44,723	19,503
	Sonova Holding AG	113,003	16,710
	Logitech International SA	494,372	16,523
	Kuehne & Nagel
	International AG	108,640	16,430
	Baloise Holding AG	54,703	8,021
*	Straumann Holding AG	8,978	4,739
	Partners Group Holding AG	6,057	3,662
	dormakaba Holding AG	3,594	3,080

14

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
*	Swiss Prime Site AG	35,518	3,079
*	Flughafen Zuerich AG	12,226	2,694
*	Chocoladefabriken Lindt &
	Spruengli AG	311	1,749
*	Allreal Holding AG	9,242	1,590
*	Siegfried Holding AG	3,851	1,101
	EMS-Chemie Holding AG	958	600
*	Dufry AG	3,374	553
*,3	VAT Group AG	3,574	459
			100,493
Taiwan (1.4%)
2	Taiwan Semiconductor
	Manufacturing Co.
	Ltd. ADR	511,827	16,926
	Chunghwa Telecom Co.
	Ltd. ADR	217,730	7,368
	United Microelectronics
	Corp. ADR	649,400	1,260
			25,554
United Kingdom (4.1%)
	GlaxoSmithKline plc	1,263,425	25,430
	Coca-Cola HBC AG	182,969	5,076
	Tate & Lyle plc	511,924	5,020
	Smith & Nephew plc	290,479	4,772
	UBM plc	386,601	3,556
	Kingfisher plc	801,746	3,547
3	Merlin Entertainments plc	532,359	3,484
	RSA Insurance Group plc	367,361	2,834
	Wm Morrison
	Supermarkets plc	786,444	2,443
	Inchcape plc	208,142	2,303
	Reckitt Benckiser Group
	plc	19,275	1,776
	RPC Group plc	166,608	1,750
	Melrose Industries plc	472,112	1,445
	SSE plc	79,867	1,439
	Croda International plc	25,289	1,233
	DCC plc	12,780	1,180
	DS Smith plc	193,018	1,079
	Ultra Electronics Holdings
	plc	39,692	1,074
	UK Commercial Property
	Trust Ltd.	899,207	1,033
	National Grid plc	70,288	910
	F&C Commercial Property
	Trust Ltd.	434,498	854
	Meggitt plc	126,346	757
*	IWG plc	175,484	738
	Indivior plc	156,397	679
	Saga plc	229,498	623
	B&M European Value
	Retail SA	140,000	611
3	Worldpay Group plc	144,058	560
			76,206

United States (51.2%)
Consumer Discretionary (5.2%)
*	Yum China Holdings Inc.	434,157	14,813
	Ross Stores Inc.	211,605	13,754
	Pool Corp.	84,362	10,091
	Service Corp. International	271,965	8,763
	TJX Cos. Inc.	100,000	7,864
	McDonald’s Corp.	50,000	6,997
	Genuine Parts Co.	71,939	6,620
*	Madison Square Garden Co.
	Class A	23,169	4,675
*	Grand Canyon Education Inc.	49,521	3,722
	Cable One Inc.	4,132	2,817
	Churchill Downs Inc.	16,038	2,675
*	Liberty Broadband Corp.	28,337	2,583
	Aramark	49,999	1,826
*	O’Reilly Automotive Inc.	7,200	1,787
	Vail Resorts Inc.	8,163	1,613
	ILG Inc.	62,570	1,509
*	ServiceMaster Global
	Holdings Inc.	34,612	1,319
	Choice Hotels International
	Inc.	13,846	868
	John Wiley & Sons Inc.
	Class A	14,755	778
			95,074
Consumer Staples (6.5%)
	Clorox Co.	165,989	22,191
	Church & Dwight Co. Inc.	429,082	21,252
	Altria Group Inc.	223,245	16,025
	Vector Group Ltd.	668,791	14,526
^	Spectrum Brands Holdings
	Inc.	74,923	10,769
	Colgate-Palmolive Co.	146,189	10,531
	Kimberly-Clark Corp.	66,329	8,606
	Hershey Co.	33,995	3,678
	Philip Morris International Inc.	31,600	3,503
	Lancaster Colony Corp.	26,126	3,289
*	HRG Group Inc.	134,992	2,701
	Energizer Holdings Inc.	22,230	1,317
	Sysco Corp.	11,659	616
	J&J Snack Foods Corp.	4,400	592
	McCormick & Co. Inc.	5,400	540
	National Beverage Corp.	5,257	466
			120,602
Energy (0.0%)
	Cosan Ltd.	101,446	780

Financials (9.0%)
	RenaissanceRe Holdings
	Ltd.	194,300	27,624
	Starwood Property Trust
	Inc.	1,024,896	23,255
	Washington Federal Inc.	431,701	14,548
	Brown & Brown Inc.	226,200	9,704

15

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
	Chimera Investment Corp.	453,330	9,230
	ProAssurance Corp.	132,894	8,226
	Beneficial Bancorp Inc.	433,982	6,944
	Capitol Federal Financial Inc.	455,900	6,670
	Arthur J Gallagher & Co.	107,283	5,987
2	Two Harbors Investment
	Corp.	579,408	5,788
*	Essent Group Ltd.	150,286	5,562
	Blackstone Mortgage Trust
	Inc. Class A	174,653	5,393
	Marsh & McLennan Cos.
	Inc.	61,079	4,528
	TFS Financial Corp.	219,700	3,634
*	Arch Capital Group Ltd.	36,803	3,569
	Oritani Financial Corp.	206,400	3,499
	MFA Financial Inc.	418,444	3,477
	Torchmark Corp.	42,665	3,273
	New Residential
	Investment Corp.	196,110	3,269
	Capstead Mortgage Corp.	241,849	2,694
	American Financial Group
	Inc.	23,331	2,270
	Northwest Bancshares Inc.	128,863	2,080
	Axis Capital Holdings Ltd.	25,360	1,671
	Annaly Capital Management
	Inc.	108,600	1,283
	White Mountains Insurance
	Group Ltd.	1,126	967
	Safety Insurance Group Inc.	6,600	478
	Dime Community
	Bancshares Inc.	9,562	186
			165,809
Health Care (6.4%)
	Johnson & Johnson	212,118	26,190
	Owens & Minor Inc.	481,544	16,686
	Quest Diagnostics Inc.	114,371	12,067
*	Masimo Corp.	107,020	10,995
	Chemed Corp.	52,377	10,548
	Pfizer Inc.	220,000	7,462
	Zoetis Inc.	132,790	7,451
*	Henry Schein Inc.	32,476	5,644
*	WellCare Health Plans Inc.	22,895	3,512
	Danaher Corp.	36,900	3,075
*	Prestige Brands Holdings
	Inc.	48,327	2,774
*	Premier Inc. Class A	62,174	2,102
*	Laboratory Corp. of America
	Holdings	14,634	2,051
	Patterson Cos. Inc.	44,952	2,000
*	Varian Medical Systems Inc.	20,456	1,856
	West Pharmaceutical
	Services Inc.	14,204	1,307
*	Bio-Rad Laboratories Inc.
	Class A	5,785	1,263
*	Intuitive Surgical Inc.	1,242	1,038

^,*	Taro Pharmaceutical
	Industries Ltd.	3,078	360
			118,381
Industrials (8.8%)
	Waste Management Inc.	366,593	26,681
	Expeditors International of
	Washington Inc.	457,904	25,684
	Republic Services Inc.
	Class A	244,137	15,378
	3M Co.	69,100	13,532
	L3 Technologies Inc.	78,471	13,479
	CH Robinson Worldwide Inc.	127,208	9,248
	Carlisle Cos. Inc.	78,206	7,929
	Northrop Grumman Corp.	32,074	7,889
	Rollins Inc.	194,918	7,569
	BWX Technologies Inc.	137,363	6,754
*	Copart Inc.	164,838	5,093
	General Dynamics Corp.	20,100	3,895
	United Parcel Service Inc.
	Class B	36,069	3,876
	Lockheed Martin Corp.	11,992	3,231
	Healthcare Services Group
	Inc.	62,724	2,880
	Cintas Corp.	22,330	2,735
*	Teledyne Technologies Inc.	17,400	2,346
	National Presto Industries Inc.	17,011	1,775
	UniFirst Corp.	5,821	810
	Raytheon Co.	4,852	753
			161,537
Information Technology (7.2%)
	Jack Henry & Associates
	Inc.	287,181	27,834
	Amdocs Ltd.	329,957	20,207
	Paychex Inc.	288,625	17,110
	Harris Corp.	108,243	12,111
	Broadridge Financial
	Solutions Inc.	148,843	10,410
	Automatic Data Processing
	Inc.	82,766	8,648
	Amphenol Corp. Class A	82,408	5,959
	Motorola Solutions Inc.	68,600	5,898
*	Synopsys Inc.	67,688	4,989
*	Yandex NV Class A	178,635	4,870
	Dolby Laboratories Inc.
	Class A	50,032	2,638
*	Check Point Software
	Technologies Ltd.	15,940	1,658
	FLIR Systems Inc.	44,302	1,627
	Science Applications
	International Corp.	20,701	1,511
	Genpact Ltd.	60,068	1,467
*	CACI International Inc.
	Class A	10,507	1,240
*	Euronet Worldwide Inc.	14,105	1,165

16

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
*	Itron Inc.	13,161	853
	DST Systems Inc.	6,080	749
	InterDigital Inc.	7,425	667
	National Instruments Corp.	19,000	663
*	ExlService Holdings Inc.	10,846	517
			132,791
Materials (2.6%)
	AptarGroup Inc.	185,036	14,858
	Kaiser Aluminum Corp.	160,745	13,569
	Sonoco Products Co.	186,390	9,750
^	Compass Minerals
	International Inc.	131,154	8,656
	Silgan Holdings Inc.	16,625	1,008
			47,841
Real Estate (2.3%)
*	Equity Commonwealth	311,369	9,961
	Lamar Advertising Co.
	Class A	116,889	8,424
	Rayonier Inc.	272,400	7,687
	PS Business Parks Inc.	37,590	4,569
	EastGroup Properties Inc.	28,937	2,264
	Apple Hospitality REIT Inc.	88,150	1,651
4	Hudson Pacific Properties
	Inc.	42,608	1,464
	Piedmont Office Realty Trust
	Inc. Class A	65,614	1,434
	Empire State Realty Trust
	Inc.	68,170	1,418
	Urstadt Biddle Properties Inc.
	Class A	40,998	806
	Healthcare Trust of America
	Inc. Class A	23,714	756
	Universal Health Realty
	Income Trust	8,800	614
	Franklin Street Properties
	Corp.	39,980	485
			41,533
Utilities (3.2%)
	Vectren Corp.	213,286	12,673
	IDACORP Inc.	147,196	12,441
	Portland General Electric Co.	163,848	7,429
	Southern Co.	133,667	6,657
	ALLETE Inc.	89,988	6,291
	MDU Resources Group Inc.	146,470	3,940
	NorthWestern Corp.	54,051	3,231
	Avista Corp.	77,012	3,107
	Ameren Corp.	36,454	1,994
	OGE Energy Corp.	28,179	980
	Hawaiian Electric Industries
	Inc.	24,625	825
			59,568
			943,916
Total Common Stocks
(Cost $1,608,015)			1,829,105

Temporary Cash Investments (3.8%)[1]
Money Market Fund (3.7%)
[5,6] Vanguard Market Liquidity
Fund, 1.034%	695,086	69,523

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
United States Treasury Bill,
0.571%, 5/4/17	200	200
United States Treasury Bill,
0.638%, 8/24/17	1,000	997
		1,197
Total Temporary Cash Investments
(Cost $70,719)		70,720
Total Investments (103.1%)
(Cost $1,678,734)		1,899,825
Other Assets and Liabilities (-3.1%)
Other Assets		15,835
Liabilities [6]		(73,234)
		(57,399)
Net Assets (100%)		1,842,426

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers		1,830,302
Affiliated Vanguard Funds		69,523
Total Investments in Securities		1,899,825
Investment in Vanguard		121
Receivables for Investment Securities Sold		638
Receivables for Accrued Income		3,329
Receivables for Capital Shares Issued		1,913
Other Assets		9,834
Total Assets		1,915,660
Liabilities
Payables for Investment Securities
Purchased		11,772
Collateral for Securities on Loan		47,679
Payables for Capital Shares Redeemed		1,272
Payables to Vanguard		517
Other Liabilities		11,994
Total Liabilities		73,234
Net Assets		1,842,426

17

Global Minimum Volatility Fund

At April 30, 2017, net assets consisted of:

Amount
($000)
Paid-in Capital	1,625,376
Undistributed Net Investment Income	7,883
Accumulated Net Realized Losses	(8,151)
Unrealized Appreciation (Depreciation)
Investment Securities	221,091
Futures Contracts	84
Forward Currency Contracts	(3,786)
Foreign Currencies	(71)
Net Assets	1,842,426

Investor Shares—Net Assets
Applicable to 37,705,705 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	481,568
Net Asset Value Per Share—
Investor Shares	$12.77

Admiral Shares—Net Assets
Applicable to 53,280,705 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,360,858
Net Asset Value Per Share—
Admiral Shares	$25.54

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $44,314,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.7% and 3.4%, respectively, of net assets.
2 Securities with a value of $14,873,000 have been segregated as collateral for open forward currency contracts.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, the aggregate value of these securities was $6,024,000, representing 0.3% of net assets.
4 Securities with a value of $966,000 have been segregated as initial margin for open futures contracts.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
6 Includes $47,679,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Global Minimum Volatility Fund

Statement of Operations

Six Months Ended
April 30, 2017
($000)
Investment Income
Income
Dividends[1]	20,407
Interest[2]	56
Securities Lending—Net	170
Total Income	20,633
Expenses
The Vanguard Group—Note B
Investment Advisory Services	541
Management and Administrative—Investor Shares	311
Management and Administrative—Admiral Shares	484
Marketing and Distribution—Investor Shares	55
Marketing and Distribution—Admiral Shares	63
Custodian Fees	88
Auditing Fees	2
Shareholders’ Reports—Investor Shares	13
Shareholders’ Reports—Admiral Shares	19
Trustees’ Fees and Expenses	1
Total Expenses	1,577
Net Investment Income	19,056
Realized Net Gain (Loss)
Investment Securities Sold[2]	5,317
Futures Contracts	1,216
Foreign Currencies and Forward Currency Contracts	6,397
Realized Net Gain (Loss)	12,930
Change in Unrealized Appreciation (Depreciation)
Investment Securities	138,223
Futures Contracts	25
Foreign Currencies and Forward Currency Contracts	(10,309)
Change in Unrealized Appreciation (Depreciation)	127,939
Net Increase (Decrease) in Net Assets Resulting from Operations	159,925

1 Dividends are net of foreign withholding taxes of $1,200,000.

2 Interest income and realized net gain (loss) from an affiliated company of the fund were $54,000 and $4,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Global Minimum Volatility Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,056	40,055
Realized Net Gain (Loss)	12,930	(18,428)
Change in Unrealized Appreciation (Depreciation)	127,939	48,248
Net Increase (Decrease) in Net Assets Resulting from Operations	159,925	69,875
Distributions
Net Investment Income
Investor Shares	(11,274)	(8,415)
Admiral Shares	(32,305)	(15,208)
Realized Capital Gain[1]
Investor Shares	—	(6,527)
Admiral Shares	—	(11,326)
Total Distributions	(43,579)	(41,476)
Capital Share Transactions
Investor Shares	31,317	(41,867)
Admiral Shares	123,785	376,134
Net Increase (Decrease) from Capital Share Transactions	155,102	334,267
Total Increase (Decrease)	271,448	362,666
Net Assets
Beginning of Period	1,570,978	1,208,312
End of Period[2]	1,842,426	1,570,978

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $2,919,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,883,000 and $32,307,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Global Minimum Volatility Fund

Financial Highlights

Investor Shares
	Six Months			Dec. 12,
		Year Ended
	Ended			2013[1] to
			Oct. 31,
	April 30,			Oct. 31,
For a Share Outstanding Throughout Each Period	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.92	$11.81	$11.41	$10.00
Investment Operations
Net Investment Income	.139	. 293	. 288 [2]	.262
Net Realized and Unrealized Gain (Loss) on Investments	1.035	.181	.795	1.172
Total from Investment Operations	1.174	.474	1.083	1.434
Distributions
Dividends from Net Investment Income	(. 324)	(. 205)	(. 280)	(. 024)
Distributions from Realized Capital Gains	—	(.159)	(.403)	—
Total Distributions	(. 324)	(. 364)	(. 683)	(. 024)
Net Asset Value, End of Period	$12.77	$11.92	$11.81	$11.41

Total Return[3]	10.03%	4.23%	9.93%	14.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$482	$419	$451	$360
Ratio of Total Expenses to Average Net Assets	0.25%	0.25%	0.27%	0.30%[4]
Ratio of Net Investment Income to Average Net Assets	2.22%	2.63%	2.52%	3.18%[4]
Portfolio Turnover Rate	47%	58%	57%	49%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Global Minimum Volatility Fund

Financial Highlights

Admiral Shares
	Six Months			Dec. 12,
		Year Ended
	Ended			2013[1] to
			Oct. 31,
	April 30,			Oct. 31,
For a Share Outstanding Throughout Each Period	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$23.86	$23.62	$22.83	$20.00
Investment Operations
Net Investment Income	. 286	. 608	. 605 [2]	.546
Net Realized and Unrealized Gain (Loss) on Investments	2.067	.377	1.576	2.332
Total from Investment Operations	2.353	.985	2.181	2.878
Distributions
Dividends from Net Investment Income	(. 673)	(. 427)	(. 585)	(. 048)
Distributions from Realized Capital Gains	—	(.318)	(.806)	—
Total Distributions	(.673)	(.745)	(1.391)	(.048)
Net Asset Value, End of Period	$25.54	$23.86	$23.62	$22.83

Total Return[3]	10.05%	4.39%	10.00%	14.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,361	$1,152	$757	$115
Ratio of Total Expenses to Average Net Assets	0.17%	0.17%	0.21%	0.20%[4]
Ratio of Net Investment Income to Average Net Assets	2.30%	2.71%	2.58%	3.28%[4]
Portfolio Turnover Rate	47%	58%	57%	49%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Global Minimum Volatility Fund

Notes to Financial Statements

Vanguard Global Minimum Volatility Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk and volatility associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and

23

Global Minimum Volatility Fund

clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended April 30, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 45% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2016), and for the period ended April 30, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

24

Global Minimum Volatility Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2017, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

25

Global Minimum Volatility Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2017, the fund had contributed to Vanguard capital in the amount of $121,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	244,807	638,647	1,735
Common Stocks—United States	943,916	—	—
Temporary Cash Investments	69,523	1,197	—
Futures Contracts—Assets[1]	2	—	—
Futures Contracts—Liabilities[1]	(29)	—	—
Forward Currency Contracts—Assets	—	3,752	—
Forward Currency Contracts—Liabilities	—	(7,538)	—
Total	1,258,219	636,058	1,735
1 Represents variation margin on the last day of the reporting period.

26

Global Minimum Volatility Fund

D. At April 30, 2017, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Other Assets	2	3,752	3,754
Other Liabilities	(29)	(7,538)	(7,567)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2017, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	1,216	—	1,216
Forward Currency Contracts	—	6,298	6,298
Realized Net Gain (Loss) on Derivatives	1,216	6,298	7,514

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	25	—	25
Forward Currency Contracts	—	(10,273)	(10,273)
Change in Unrealized Appreciation (Depreciation) on Derivatives	25	(10,273)	(10,248)

At April 30, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2017	36	4,285	15
S&P ASX 200 Index	June 2017	8	884	10
Topix Index	June 2017	5	686	(6)
FTSE 100 Index	June 2017	7	649	(18)
Dow Jones EURO STOXX 50 Index	June 2017	13	497	83
				84

Unrealized appreciation (depreciation) on open E-mini S&P 500 Index, FTSE 100 Index, and Dow Jones EURO STOXX 50 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

27

Global Minimum Volatility Fund

At April 30, 2017, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts, except for Hong Kong dollar, Taiwanese dollar, Singapore dollar, Indonesian rupiah, and Danish krone contracts, is treated as realized gain (loss) for tax purposes.

	Contract					Appreciation
				Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	5/15/17	USD	114,349	CAD	153,185	2,106
Credit Suisse International	5/15/17	USD	94,709	CHF	95,147	(1,013)
Deutsche Bank AG	5/15/17	USD	90,209	EUR	84,810	(2,248)
BNP Paribas	5/15/17	USD	87,749	AUD	116,850	277
Credit Suisse International	5/15/17	USD	87,429	JPY	9,671,484	621
Credit Suisse International	5/15/17	USD	64,594	GBP	52,028	(2,824)
Deutsche Bank AG	5/15/17	USD	60,780	HKD	471,890	92
Deutsche Bank AG	5/15/17	USD	58,351	KRW	66,217,782	147
Deutsche Bank AG	5/15/17	USD	40,817	INR	2,641,260	(146)
Goldman Sachs International	5/15/17	USD	27,927	BRL	88,001	315
Deutsche Bank AG	5/15/17	USD	25,494	TWD	777,902	(304)
Deutsche Bank AG	5/15/17	USD	19,922	SEK	180,168	(436)
Credit Suisse International	5/15/17	USD	15,251	SGD	21,383	(56)
BNP Paribas	5/15/17	USD	11,936	MXN	224,018	69
Deutsche Bank AG	5/15/17	USD	11,055	RUB	636,004	(78)
BNP Paribas	5/16/17	USD	8,852	IDR	118,362,591	(12)
Goldman Sachs International	5/15/17	USD	8,216	NOK	70,903	(43)
Deutsche Bank AG	5/15/17	USD	6,841	GBP	5,350	(92)
BNP Paribas	5/15/17	USD	6,407	ILS	23,334	(39)
BNP Paribas	5/15/17	USD	4,951	DKK	34,620	(122)
BNP Paribas	5/15/17	USD	4,680	CLP	3,074,848	77
Goldman Sachs International	5/15/17	USD	4,577	EUR	4,212	(15)
Goldman Sachs International	5/15/17	USD	2,107	MXN	39,531	13
BNP Paribas	5/15/17	USD	2,084	GBP	1,678	(90)
Goldman Sachs International	5/15/17	USD	1,566	JPY	173,243	11
Goldman Sachs International	5/15/17	USD	928	NZD	1,334	12
Goldman Sachs International	5/15/17	USD	908	SGD	1,272	(3)
Goldman Sachs International	5/15/17	USD	742	SEK	6,709	(16)

28

Global Minimum Volatility Fund

	Contract					Appreciation
				Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	5/15/17	USD	598	NZD	860	8
Deutsche Bank AG	5/15/17	USD	253	NOK	2,185	(1)
Goldman Sachs International	5/15/17	USD	239	CAD	320	4
						(3,786)

AUD—Australian dollar.
BRL—Brazilian real.
CAD—Canadian dollar.
CHF—Swiss franc.
CLP—Chilean peso.
DKK—Danish krone.
EUR—Euro.
GBP—British pound.
HKD—Hong Kong dollar.
IDR—Indonesian rupiah.
ILS—Israeli shekel.
INR—Indian rupee.
JPY—Japanese yen.
KRW—Korean won.
MXN—Mexican peso.
NOK—Norwegian krone.
NZD—New Zealand dollar.
RUB—Russian ruble.
SEK—Swedish krona.
SGD—Singapore dollar.
TWD—Taiwanese dollar.
USD—U.S. dollar.

At April 30, 2017, the counterparty had deposited in segregated accounts securities with a value of $2,500,000 in connection with open forward currency contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2017, the fund realized net foreign currency gains of $99,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

29

Global Minimum Volatility Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2016, the fund had available capital losses totaling $14,548,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2017, the cost of investment securities for tax purposes was $1,680,802,000. Net unrealized appreciation of investment securities for tax purposes was $219,023,000, consisting of unrealized gains of $241,294,000 on securities that had risen in value since their purchase and $22,271,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended April 30, 2017, the fund purchased $523,164,000 of investment securities and sold $393,209,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		April 30, 2017	October 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	90,443	7,353	214,536	18,493
Issued in Lieu of Cash Distributions	10,598	886	14,502	1,302
Redeemed	(69,724)	(5,706)	(270,905)	(22,823)
Net Increase (Decrease)—Investor Shares	31,317	2,533	(41,867)	(3,028)
Admiral Shares
Issued	293,215	11,943	705,818	30,468
Issued in Lieu of Cash Distributions	28,030	1,172	23,214	1,042
Redeemed	(197,460)	(8,094)	(352,898)	(15,309)
Net Increase (Decrease)—Admiral Shares	123,785	5,021	376,134	16,201

H. Management has determined that no material events or transactions occurred subsequent to April 30, 2017, that would require recognition or disclosure in these financial statements.

30

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

31

Six Months Ended April 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Minimum Volatility Fund	10/31/2016	4/30/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,100.33	$1.30
Admiral Shares	1,000.00	1,100.54	0.89
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.55	$1.25
Admiral Shares	1,000.00	1,023.95	0.85

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

32

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Global Minimum Volatility Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Quantitative Equity Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2013, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the fund since its inception, including any periods of outperformance or underperformance compared with a relevant benchmark and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

33

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

34

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

35

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 197 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2005), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory

Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley John James Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q11942 062017

Semiannual Report | April 30, 2017

Vanguard International Dividend Index Funds

Vanguard International Dividend Appreciation Index Fund

Vanguard International High Dividend Yield Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
International Dividend Appreciation Index Fund.	7
International High Dividend Yield Index Fund.	27
About Your Fund’s Expenses.	56
Trustees Approve Advisory Arrangements.	58
Glossary.	60

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard International Dividend Appreciation Index Fund returned more than 9% for the six months ended April 30, 2017. The fund tracked its benchmark (+9.35%) but lagged the average return of its peers (+10.91%).

• Vanguard International High Dividend Yield Index Fund returned more than 11% over the period. The fund’s performance was in line with its benchmark’s (+11.45%) and better than the average return of its peers (+9.48%).

• By region, Europe posted the strongest return for both funds, thanks in part to outsized contributions from heavyweights France and Switzerland. For the International High Dividend Yield Index Fund, the United Kingdom was also a top contributor.

• By market sector, consumer goods, health care, and industrials contributed most to the International Dividend Appreciation Index Fund’s performance. For the International High Dividend Yield Index Fund, financials, industrials, and consumer goods contributed most.

Total Returns: Six Months Ended April 30, 2017
Total
Returns
Vanguard International Dividend Appreciation Index Fund
Investor Shares	9.27%
ETF Shares
Market Price	9.32
Net Asset Value	9.35
Admiral™ Shares	9.35
NASDAQ International Dividend Achievers Select Index	9.35
International Large-Cap Core Funds Average	10.91
International Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total
Returns
Vanguard International High Dividend Yield Index Fund
Investor Shares	11.30%
ETF Shares
Market Price	11.45
Net Asset Value	11.37
Admiral Shares	11.38
FTSE All-World ex US High Dividend Yield Index	11.45
International Equity Income Funds Average	9.48

International Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Peer Group
	Shares	Shares	Shares	Average
International Dividend Appreciation Index Fund	0.35%	0.25%	0.25%	1.24%
International High Dividend Yield Index Fund	0.42	0.32	0.32	1.30

The fund expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2017, the funds’ annualized expense ratios were: for the International Dividend Appreciation Index Fund, 0.35% for Investor Shares, 0.25% for ETF Shares, and 0.25% for Admiral Shares; and for the International High Dividend Yield Index Fund, 0.42% for Investor Shares, 0.32% for ETF Shares, and 0.32% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer groups: For the International Dividend Appreciation Index Fund, International Large-Cap Core Funds; for the International High Dividend Yield Index Fund, International Equity Income Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

“Buy what you know.”

It’s one of the adages of investing, and it has plenty of intuitive appeal. After all, the familiar seems inherently less risky. It’s no wonder that many investors heavily tilt their portfolios toward the stocks and bonds of their home country. This is known in investing parlance as “home bias.”

U.S. investors sometimes think they can get all the global diversification they need by owning shares of U.S.-based multinational companies. And that may seem like the best of both worlds: international diversification without ever leaving the friendly confines of home.

The potential pitfall is that, as Vanguard research has suggested, the performance of a company’s shares tends to be highly correlated to its domestic market, regardless of where that company conducts most of its business.

Americans aren’t alone in being portfolio homebodies. Vanguard has found that in a range of developed countries—Australia, Canada, Japan, and the United Kingdom, as well as the United States—investors held a greater percentage of domestic stocks than would be indicated if they had taken their cues from a globally diversified, market-weighted benchmark. (You can see this tendency in the chart later in this letter.)

Why home bias exists

Vanguard’s Investment Strategy Group identified a range of reasons why investors might not embrace global diversification, including concerns about currency risk and an expectation that their home country will deliver outsized returns.

One factor we identified—preference for the familiar—seems particularly relevant. With so much global uncertainty about geopolitics, monetary policy, and the economic outlook, it’s understandable why investors may not want to stray too far from home.

But in their aversion to the unknown, investors can end up increasing, rather than lessening, their risks. That’s because they’re sacrificing broad global diversification—one of the best ways I know of to help control risk.

In many cases, individual country markets are much less diversified than the global market in total. Global investing, then, can be an answer for investors who want to reduce concentration risk. That can include overconcentration in a particular country, region, or industry.

And the good news is that global investing is easier than ever, thanks to the wide availability of low-cost, internationally diversified stock and bond funds. It’s possible, in a sense, to own the whole world with just a couple of funds.

Market Barometer
			Total Returns
		Periods Ended April 30, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.46%	18.03%	13.63%
Russell 2000 Index (Small-caps)	18.37	25.63	12.95
Russell 3000 Index (Broad U.S. market)	13.83	18.58	13.57
FTSE All-World ex US Index (International)	10.55	12.98	5.60

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-0.67%	0.83%	2.27%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.34	0.14	3.16
Citigroup Three-Month U.S. Treasury Bill Index	0.23	0.37	0.11

CPI
Consumer Price Index	1.16%	2.20%	1.22%

Expanding our opportunities

A key to overcoming home bias is reframing the way we look at investing outside our home countries. Take, for example, automakers or pharmaceutical companies. There are well-regarded firms in both industries located throughout the world. Over the next five years, nobody can know for sure whether a Japanese or U.S. or European company will produce a popular new sedan that outsells the competition or come up with new treatments to combat illness. So why not own them all? And that includes their bonds along with their stocks.

Full global diversification also allows you to capitalize on opportunities in both developed and emerging economies. Betting on which individual country—let alone company—will be the next market darling can be a fool’s errand.

A better choice can be to harness the potential of all markets. In my personal investment account, I have an emerging markets position that complements my developed-market holdings. Not only can global diversification help control risk, but it can also expand our set of opportunities among stocks and bonds.

Home bias shows investors across the world are fixated on the familiar

Investors often own a greater share of their home country’s stocks than would be indicated by the allocations of a globally diversified, market-capitalization-weighted index fund.

Global index weight
Investor holdings in domestic equities

Notes: Data as of December 31, 2014 (the latest available from the International Monetary Fund, or IMF), in U.S. dollars. Domestic investment is calculated by subtracting total foreign investment (as reported by the IMF) in a given country from its market capitalization in the MSCI All Country World Index. Given that the IMF data are voluntary, there may be some discrepancies between the market values in the survey and the MSCI ACWI.

Sources: Vanguard, based on data from the IMF’s Coordinated Portfolio Investment Survey (2014), Bloomberg, Thomson Reuters Datastream, and FactSet.

Ultimately, I believe we have the best chance for investment success by giving ourselves more opportunities, not fewer. Own the whole haystack and you never have to worry about finding the needle.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer May 12, 2017

International Dividend Appreciation Index Fund

Fund Profile
As of April 30, 2017

Share-Class Characteristics

Investor		ETF	Admiral
	Shares	Shares	Shares
Ticker Symbol	VIAIX	VIGI	VIAAX
Expense Ratio[1]	0.35%	0.25%	0.25%

Portfolio Characteristics
			NASDAQ
			International
			Dividend
			Achievers
		Fund	Select Index
Number of Stocks		244	241
Median Market Cap		$50.0B	$50.0B
Price/Earnings Ratio		26.4x	26.3x
Price/Book Ratio		2.8x	2.8x
Return on Equity		21.0%	20.9%
Earnings Growth
Rate		7.9%	7.8%
Dividend Yield		2.4%	2.4%
Turnover Rate
(Annualized)		27%	—
Short-Term Reserves		-0.5%	—

Sector Diversification (% of equity exposure)

		NASDAQ
		International
		Dividend
		Achievers
	Fund	Select Index
Basic Materials	1.4%	1.3%
Consumer Goods	19.6	19.7
Consumer Services	9.3	9.3
Financials	11.7	11.6
Health Care	22.9	23.0
Industrials	8.0	8.0
Oil & Gas	6.7	6.7
Technology	8.7	8.7
Telecommunications	8.9	9.0
Utilities	2.8	2.7

Ten Largest Holdings (% of total net assets)

Tencent Holdings Ltd.	Internet	4.4%
Roche Holding AG	Pharmaceuticals	4.0
Nestle SA	Food Products	3.9
Novartis AG	Pharmaceuticals	3.7
Sanofi	Pharmaceuticals	3.3
L'Oreal SA	Personal Products	3.0
Unilever	Personal Products	2.4
Nippon Telegraph &	Fixed Line
Telephone Corp.	Telecommunications	2.4
Westpac Banking Corp.	Banks	2.4
Naspers Ltd.	Broadcasting &
	Entertainment	2.3
Top Ten		31.8%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2017, the annualized expense ratios were 0.35% for Investor Shares, 0.25% for ETF Shares, and 0.25% for Admiral Shares.

International Dividend Appreciation Index Fund

Market Diversification (% of equity exposure)

		NASDAQ
		International
		Dividend
		Achievers
	Fund Select Index
Europe
Switzerland	15.7%	15.8%
France	9.2	9.1
United Kingdom	6.3	6.3
Netherlands	3.0	3.0
Denmark	2.9	3.0
Germany	2.6	2.4
Sweden	1.9	1.9
Belgium	1.1	1.1
Spain	1.1	1.1
Other	1.6	1.7
Subtotal	45.4%	45.4%
Pacific
Japan	11.1%	11.0%
Australia	4.7	4.8
Hong Kong	2.0	2.0
Other	0.8	0.7
Subtotal	18.6%	18.5%
Emerging Markets
India	9.4%	9.6%
China	5.9	5.9
South Africa	2.3	2.3
Mexico	1.3	1.3
Other	2.0	1.9
Subtotal	20.9%	21.0%
North America
Canada	13.9%	14.0%
Other	0.3	0.2
Subtotal	14.2%	14.2%
Middle East
Other	0.9%	0.9%

International Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): February 25, 2016, Through April 30, 2017

Note: For 2017, performance data reflect the six months ended April 30, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Investor Shares	2/25/2016	8.33%	14.79%
Fee-Adjusted Returns		7.79	14.27
ETF Shares	2/25/2016
Market Price		8.20	15.12
Net Asset Value		8.41	14.90
Admiral Shares	3/2/2016	8.40	12.10
Fee-Adjusted Returns		7.87	11.59

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares. The Fiscal-Year Total Returns chart is not adjusted for fees.

See Financial Highlights for dividend and capital gains information.

International Dividend Appreciation Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (98.6%)[1]
Australia (4.7%)
Westpac Banking Corp.	377,842	9,905
CSL Ltd.	51,318	5,089
Ramsay Health Care Ltd.	23,248	1,247
REA Group Ltd.	14,897	684
Challenger Ltd.	63,399	626
SEEK Ltd.	39,536	504
Domino’s Pizza
Enterprises Ltd.	10,390	475
TPG Telecom Ltd.	93,884	414
^ Washington H Soul
Pattinson & Co. Ltd.	28,549	402
InvoCare Ltd.	12,258	134
Retail Food Group Ltd.	14,739	60
Credit Corp. Group Ltd.	3,952	54
		19,594
Belgium (1.1%)
^ Groupe Bruxelles
Lambert SA	18,033	1,730
UCB SA	21,807	1,702
Ackermans & van
Haaren NV	3,667	600
Sofina SA	3,949	567
		4,599
Brazil (0.3%)
Ultrapar Participacoes SA	60,300	1,338

Canada (13.9%)
Enbridge Inc.	183,670	7,613
Canadian National
Railway Co.	85,712	6,196
Suncor Energy Inc.	187,446	5,874
TransCanada Corp.	96,955	4,502
BCE Inc.	97,550	4,441
Canadian Natural
Resources Ltd.	125,014	3,982
^ Thomson Reuters Corp.	81,105	3,686
Imperial Oil Ltd.	94,888	2,760

	TELUS Corp.	65,957	2,195
	Fortis Inc.	44,965	1,463
	Saputo Inc.	43,469	1,429
	Franco-Nevada Corp.	20,036	1,363
	Shaw Communications Inc.
	Class B	54,423	1,154
	Intact Financial Corp.	15,329	1,050
	Metro Inc.	26,181	897
	Inter Pipeline Ltd.	41,896	854
	CCL Industries Inc. Class B	3,653	846
^	Emera Inc.	23,829	825
	SNC-Lavalin Group Inc.	17,499	704
	Canadian Utilities Ltd.
	Class A	21,539	621
	Keyera Corp.	21,545	596
	CAE Inc.	31,745	485
	Atco Ltd.	11,250	409
	Ritchie Bros Auctioneers Inc.	12,212	400
	Finning International Inc.	20,542	391
	Toromont Industries Ltd.	9,687	345
	Empire Co. Ltd.	18,959	292
	Cogeco Communications Inc.	4,786	274
	Stella-Jones Inc.	8,638	274
	Corus Entertainment Inc.
	Class B	24,656	242
^	Canadian Western Bank	11,213	220
	Laurentian Bank of Canada	3,823	156
	Molson Coors Canada Inc.
	Class B	1,538	148
	Jean Coutu Group PJC Inc.
	Class A	8,209	134
	Transcontinental Inc. Class A	6,966	124
	Richelieu Hardware Ltd.	5,400	120
	Enghouse Systems Ltd.	2,646	116
	Boyd Group Income Fund	1,786	115
	Alaris Royalty Corp.	3,500	56
	Gluskin Sheff &
	Associates Inc.	4,206	52
	Cogeco Inc.	1,000	50

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
^ Home Capital Group Inc.
Class B	6,687	39
High Liner Foods Inc.	2,720	38
		57,531
China (5.9%)
Tencent Holdings Ltd.	581,604	18,224
China Overseas Land &
Investment Ltd.	1,230,000	3,568
China Gas Holdings Ltd.	549,000	861
China Resources Gas
Group Ltd.	250,000	842
China Everbright
International Ltd.	522,000	705
Shanghai Lujiazui Finance
& Trade Zone Development
Co. Ltd. Class B	91,740	146
		24,346
Colombia (0.3%)
Grupo de Inversiones
Suramericana SA	48,619	643
Bancolombia SA ADR	12,258	484
Bancolombia SA Preference
Shares	4,617	45
Grupo de Inversiones
Suramericana SA
Preference Shares	644	8
		1,180
Denmark (2.9%)
Novo Nordisk A/S Class B	226,498	8,819
Coloplast A/S Class B	22,379	1,916
Novozymes A/S	28,949	1,250
		11,985
Finland (0.8%)
^ Sampo Oyj Class A	62,745	3,003
Huhtamaki Oyj	12,264	475
Raisio Oyj	12,620	48
		3,526
France (9.0%)
Sanofi	145,455	13,745
^ L’Oreal SA	62,929	12,532
Hermes International	11,853	5,667
Essilor International SA	24,573	3,184
SEB SA	5,860	944
Sartorius Stedim Biotech	10,260	688
Rubis SCA	5,159	524
IPSOS	4,665	150
		37,434
Germany (2.4%)
Fresenius SE & Co. KGaA	62,026	5,032
Fresenius Medical Care AG
& Co. KGaA	34,618	3,073
Fielmann AG	9,810	750
CTS Eventim AG & Co. KGaA	11,657	449

Fuchs Petrolub SE
Preference Shares	8,454	436
AURELIUS Equity
Opportunities
SE & Co. KGaA	3,824	189
BayWa AG	3,672	134
Cewe Stiftung & Co. KGaA	555	50
		10,113
Hong Kong (1.9%)
MTR Corp. Ltd.	668,500	3,846
Hong Kong & China Gas
Co. Ltd.	1,426,600	2,850
Techtronic Industries
Co. Ltd.	208,500	895
Minth Group Ltd.	135,000	501
		8,092
India (9.3%)
Tata Consultancy
Services Ltd.	218,756	7,724
HDFC Bank Ltd. ADR	82,669	6,581
ITC Ltd.	1,346,786	5,815
Housing Development
Finance Corp. Ltd.	176,136	4,205
Infosys Ltd. ADR	238,931	3,479
Larsen & Toubro Ltd.	103,601	2,817
Axis Bank Ltd.	264,127	2,092
Asian Paints Ltd.	105,242	1,834
IndusInd Bank Ltd.	66,691	1,498
* Eicher Motors Ltd.	3,000	1,214
LIC Housing Finance Ltd.	57,234	595
Exide Industries Ltd.	95,423	341
Reliance Infrastructure Ltd.	30,189	280
Infosys Ltd.	16,016	229
		38,704
Ireland (0.6%)
Kerry Group plc Class A	19,959	1,632
Glanbia plc	34,539	675
C&C Group plc	29,559	122
		2,429
Israel (0.9%)
Teva Pharmaceutical
Industries Ltd.	115,039	3,648

Italy (0.1%)
DiaSorin SPA	6,404	480

Japan (10.9%)
Nippon Telegraph &
Telephone Corp.	235,076	10,074
KDDI Corp.	294,000	7,795
Bridgestone Corp.	91,900	3,833
Asahi Group Holdings Ltd.	54,900	2,074
Nitori Holdings Co. Ltd.	13,200	1,717
Unicharm Corp.	70,500	1,715

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
West Japan Railway Co.	23,000	1,537
Sysmex Corp.	24,500	1,492
Daito Trust Construction
Co. Ltd.	9,700	1,427
M3 Inc.	38,100	974
Sekisui Chemical Co. Ltd.	55,400	930
Lawson Inc.	12,100	803
Don Quijote Holdings
Co. Ltd.	17,500	638
Sundrug Co. Ltd.	16,600	582
Otsuka Corp.	10,600	568
Rinnai Corp.	6,700	557
Kobayashi Pharmaceutical
Co. Ltd.	10,500	551
Mitsubishi UFJ Lease &
Finance Co. Ltd.	104,300	545
Shimamura Co. Ltd.	3,500	479
Tsuruha Holdings Inc.	4,700	476
Alfresa Holdings Corp.	25,300	457
Tokyo Century Corp.	11,000	379
Miraca Holdings Inc.	8,200	378
Kakaku.com Inc.	24,000	346
Kurita Water Industries Ltd.	12,500	323
Glory Ltd.	9,400	316
NHK Spring Co. Ltd.	25,600	286
Kaken Pharmaceutical
Co. Ltd.	4,600	273
Relo Group Inc.	16,400	269
Aeon Delight Co. Ltd.	8,300	253
Yaoko Co. Ltd.	5,900	229
OSG Corp.	10,100	208
TS Tech Co. Ltd.	7,600	200
Sawai Pharmaceutical Co. Ltd.	3,500	191
SHO-BOND Holdings Co. Ltd.	3,742	171
Modec Inc.	7,900	166
Kissei Pharmaceutical Co. Ltd.	6,300	164
San-A Co. Ltd.	3,500	159
Fuyo General Lease Co. Ltd.	3,400	159
GMO Payment Gateway Inc.	3,500	157
Ci:z Holdings Co. Ltd.	4,600	135
NEC Networks & System
Integration Corp.	5,800	121
Kobe Bussan Co. Ltd.	3,200	118
Keihin Corp.	7,100	112
Siix Corp.	2,700	108
F@N Communications Inc.	11,000	88
Hiday Hidaka Corp.	4,000	84
Tosho Co. Ltd.	1,800	77
Senko Group Holdings
Co. Ltd.	11,700	76
Ricoh Leasing Co. Ltd.	2,300	75
Fukushima Industries Corp.	1,900	67
Elecom Co. Ltd.	3,000	62
Musashi Seimitsu Industry
Co. Ltd.	2,500	61

Hamakyorex Co. Ltd.	2,700	57
Fujimori Kogyo Co. Ltd.	1,200	38
Yellow Hat Ltd.	1,500	34
Meiko Network Japan Co. Ltd.	2,500	33
JP-Holdings Inc.	6,800	19
Sanoh Industrial Co. Ltd.	2,300	17
		45,233
Mexico (1.3%)
America Movil SAB de CV	4,708,580	3,619
Grupo Financiero Inbursa
SAB de CV	757,880	1,280
Kimberly-Clark de Mexico
SAB de CV Class A	180,943	386
		5,285
Morocco (0.2%)
Attijariwafa Bank	22,607	933

Netherlands (3.0%)
Unilever NV	192,896	10,105
RELX NV	113,793	2,199
		12,304
New Zealand (0.2%)
Ryman Healthcare Ltd.	61,748	366
* Port of Tauranga Ltd.	72,042	203
Mainfreight Ltd.	9,921	150
		719
Norway (0.0%)
Tomra Systems ASA	15,527	180

Philippines (0.6%)
SM Investments Corp.	135,905	1,980
Jollibee Foods Corp.	123,304	518
Manila Water Co. Inc.	215,000	138
		2,636
Poland (0.0%)
Asseco Poland SA	8,827	124

Singapore (0.1%)
ComfortDelGro Corp. Ltd.	236,800	464

South Africa (2.3%)
Naspers Ltd.	49,307	9,376
EOH Holdings Ltd.	17,619	186
		9,562
South Korea (0.4%)
SK Holdings Co. Ltd.	7,639	1,627
LEENO Industrial Inc.	1,281	48
Eugene Technology Co. Ltd.	1,872	28
		1,703
Spain (1.1%)
Abertis Infraestructuras SA	112,542	1,978
Red Electrica Corp. SA	62,164	1,212
Enagas SA	27,815	731

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Viscofan SA	5,749	344
Vidrala SA	2,595	152
		4,417
Sweden (1.9%)
Svenska Cellulosa AB SCA
Class B	71,218	2,358
Telefonaktiebolaget LM
Ericsson Class B	345,513	2,245
^ Alfa Laval AB	46,527	953
Castellum AB	32,476	445
Hufvudstaden AB Class A	24,897	390
^,* Intrum Justitia AB	8,909	354
AAK AB	4,515	323
Loomis AB Class B	7,625	277
Atrium Ljungberg AB	14,212	235
Modern Times Group MTG
AB Class B	6,449	210
^ Wihlborgs Fastigheter AB	8,095	158
		7,948
Switzerland (15.5%)
Roche Holding AG	63,384	16,585
Nestle SA	208,414	16,052
Novartis AG	197,964	15,240
ABB Ltd.	249,266	6,108
Cie Financiere
Richemont SA	57,618	4,815
Givaudan SA	1,041	2,006
Partners Group Holding AG	2,999	1,813
Galenica AG	768	835
Chocoladefabriken Lindt &
Spruengli AG	120	675
VZ Holding AG	871	242
Implenia AG	1,725	132
		64,503
Taiwan (0.3%)
Foxconn Technology
Co. Ltd.	152,000	463
Eclat Textile Co. Ltd.	28,000	306
Grape King Bio Ltd.	25,000	161
Kenda Rubber Industrial
Co. Ltd.	97,000	156
Kerry TJ Logistics Co. Ltd.	43,000	60
		1,146
Turkey (0.2%)
BIM Birlesik Magazalar AS	35,144	574
* Brisa Bridgestone Sabanci
Sanayi ve Ticaret AS	25,230	49
		623
United Kingdom (6.3%)
Vodafone Group plc	2,984,692	7,687
Shire plc	101,688	5,995

	Associated British
	Foods plc	88,677	3,229
	Experian plc	106,753	2,296
	Smith & Nephew plc	98,425	1,617
	Mondi plc	40,226	1,041
	Micro Focus International plc	25,240	846
	Hikma Pharmaceuticals plc	27,377	687
	JD Sports Fashion plc	111,090	641
	Rightmove plc	10,809	586
	Inmarsat plc	51,032	540
	John Wood Group plc	43,971	432
	Abcam plc	26,222	291
	Genus plc	5,731	127
			26,015
United States (0.2%)
*	Autoliv Inc.	7,843	787
Total Common Stocks
(Cost $389,413)			409,581
Temporary Cash Investments (6.4%)[1]
Money Market Fund (6.0%)
[2,3]	Vanguard Market Liquidity
	Fund, 1.034%	248,372	24,842

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.4%)
4	United States Treasury Bill,
	0.566%, 5/4/17	200	200
4	United States Treasury Bill,
	0.729%, 6/15/17	1,400	1,399
4	United States Treasury Bill,
	0.602%, 7/13/17	150	150
4	United States Treasury Bill,
	0.602%, 7/20/17	100	100
			1,849
Total Temporary Cash Investments
(Cost $26,690)			26,691
Total Investments (105.0%)
(Cost $416,103)			436,272
Other Assets and Liabilities (-5.0%)
Other Assets			2,827
Liabilities [3]			(23,779)
			(20,952)
Net Assets (100%)			415,320

International Dividend Appreciation Index Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	411,430
Affiliated Vanguard Funds	24,842
Total Investments in Securities	436,272
Investment in Vanguard	25
Receivables for Accrued Income	1,267
Receivables for Capital Shares Issued	477
Other Assets	1,058
Total Assets	439,099
Liabilities
Payables for Investment Securities
Purchased	22
Collateral for Securities on Loan	23,341
Payables for Capital Shares Redeemed	51
Payables to Vanguard	72
Other Liabilities	293
Total Liabilities	23,779
Net Assets	415,320

At April 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	394,579
Undistributed Net Investment Income	1,467
Accumulated Net Realized Losses	(1,087)
Unrealized Appreciation (Depreciation)
Investment Securities	20,169
Futures Contracts	97
Forward Currency Contracts	90
Foreign Currencies	5
Net Assets	415,320

Amount
($000)
Investor Shares—Net Assets
Applicable to 350,630 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,287
Net Asset Value Per Share—
Investor Shares	$23.63

ETF Shares—Net Assets
Applicable to 5,161,861 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	304,917
Net Asset Value Per Share—
ETF Shares	$59.07

Admiral Shares—Net Assets
Applicable to 3,555,444 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	102,116
Net Asset Value Per Share—
Admiral Shares	$28.72

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $16,913,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 5.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $23,341,000 of collateral received for securities on loan.
4 Securities with a value of $370,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Statement of Operations

Six Months Ended
April 30, 2017
($000)
Investment Income
Income
Dividends[1]	3,727
Interest[2]	7
Securities Lending—Net	42
Total Income	3,776
Expenses
The Vanguard Group—Note B
Investment Advisory Services	33
Management and Administrative—Investor Shares	5
Management and Administrative—ETF Shares	170
Management and Administrative—Admiral Shares	71
Marketing and Distribution—Investor Shares	1
Marketing and Distribution—ETF Shares	7
Marketing and Distribution—Admiral Shares	4
Custodian Fees	63
Shareholders’ Reports—Investor Shares	1
Shareholders’ Reports—ETF Shares	4
Shareholders’ Reports—Admiral Shares	4
Total Expenses	363
Net Investment Income	3,413
Realized Net Gain (Loss)
Investment Securities Sold[2]	4,128
Futures Contracts	401
Foreign Currencies and Forward Currency Contracts	18
Realized Net Gain (Loss)	4,547
Change in Unrealized Appreciation (Depreciation)
Investment Securities	22,733
Futures Contracts	103
Foreign Currencies and Forward Currency Contracts	29
Change in Unrealized Appreciation (Depreciation)	22,865
Net Increase (Decrease) in Net Assets Resulting from Operations	30,825

1 Dividends are net of foreign withholding taxes of $527,000.

2 Interest income and realized net gain (loss) from an affiliated company of the fund were $6,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Statement of Changes in Net Assets

		February 25,
	Six Months Ended	2016[1] to
	April 30,	October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,413	1,211
Realized Net Gain (Loss)	4,547	(533)
Change in Unrealized Appreciation (Depreciation)	22,865	(2,504)
Net Increase (Decrease) in Net Assets Resulting from Operations	30,825	(1,826)
Distributions
Net Investment Income
Investor Shares	(44)	(15)
ETF Shares	(1,533)	(610)
Admiral Shares	(607)	(213)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(2,184)	(838)
Capital Share Transactions
Investor Shares	3,161	4,517
ETF Shares	137,596	148,546
Admiral Shares	17,360	78,163
Net Increase (Decrease) from Capital Share Transactions	158,117	231,226
Total Increase (Decrease)	186,758	228,562
Net Assets
Beginning of Period	228,562	—
End of Period[2]	415,320	228,562

1	Inception.
2	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,467,000 and $227,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Financial Highlights

Investor Shares
	Six Months	Feb. 25,
	Ended	2016[1] to
	April 30,	Oct. 31,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period	$21.77	$20.00
Investment Operations
Net Investment Income	0.240 [2]	.244[2]
Net Realized and Unrealized Gain (Loss) on Investments	1.765	1.671
Total from Investment Operations	2.005	1.915
Distributions
Dividends from Net Investment Income	(.145)	(.145)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.145)	(.145)
Net Asset Value, End of Period	$23.63	$21.77

Total Return[3]	9.27%	9.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8	$4
Ratio of Total Expenses to Average Net Assets	0.35%	0.35%[4]
Ratio of Net Investment Income to Average Net Assets	2.27%	1.50%[4]
Portfolio Turnover Rate [5]	27%	8%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Financial Highlights

ETF Shares
	Six Months	Feb. 25,
	Ended	2016[1] to
	April 30,	Oct. 31,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period	$54.43	$50.00
Investment Operations
Net Investment Income	0.661[2]	.662 [2]
Net Realized and Unrealized Gain (Loss) on Investments	4.399	4.154
Total from Investment Operations	5.060	4.816
Distributions
Dividends from Net Investment Income	(.420)	(.386)
Distributions from Realized Capital Gains	—	—
Total Distributions	(. 420)	(. 386)
Net Asset Value, End of Period	$59.07	$54.43

Total Return	9.35%	9.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$305	$147
Ratio of Total Expenses to Average Net Assets	0.25%	0.25%[3]
Ratio of Net Investment Income to Average Net Assets	2.37%	1.60%[3]
Portfolio Turnover Rate [4]	27%	8%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Financial Highlights

Admiral Shares
	Six Months	March 2,
	Ended	2016[1] to
	April 30,	Oct. 31,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period	$26.45	$25.00
Investment Operations
Net Investment Income	0.293 [2]	.285[2]
Net Realized and Unrealized Gain (Loss) on Investments	2.164	1.352
Total from Investment Operations	2.457	1.637
Distributions
Dividends from Net Investment Income	(.187)	(.187)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.187)	(.187)
Net Asset Value, End of Period	$28.72	$26.45

Total Return[3]	9.35%	6.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$102	$77
Ratio of Total Expenses to Average Net Assets	0.25%	0.25%[4]
Ratio of Net Investment Income to Average Net Assets	2.37%	1.60%[4]
Portfolio Turnover Rate [5]	27%	8%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard International Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers three classes of shares: Investor Shares, ETF Shares, and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid

International Dividend Appreciation Index Fund

market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended April 30, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax year ended October 31, 2016, and for the period ended April 30, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

International Dividend Appreciation Index Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2017, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

International Dividend Appreciation Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2017, the fund had contributed to Vanguard capital in the amount of $25,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	65,334	787	—
Common Stocks—Other	10,060	333,400	—
Temporary Cash Investments	24,842	1,849	—
Futures Contracts—Assets[1]	10	—	—
Futures Contracts—Liabilities[1]	(6)	—	—
Forward Currency Contracts—Assets	—	376	—
Forward Currency Contracts—Liabilities	—	(286)	—
Total	100,240	336,126	—
1 Represents variation margin on the last day of the reporting period.

International Dividend Appreciation Index Fund

D. At April 30, 2017, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Other Assets	10	376	386
Other Liabilities	(6)	(286)	(292)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2017, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	401	—	401
Forward Currency Contracts	—	(24)	(24)
Realized Net Gain (Loss) on Derivatives	401	(24)	377

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	103	—	103
Forward Currency Contracts	—	90	90
Change in Unrealized Appreciation (Depreciation) on Derivatives	103	90	193

At April 30, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	June 2017	63	2,407	51
MSCI Emerging Market Index	June 2017	33	1,615	19
Topix Index	June 2017	7	961	27
E-mini S&P 500 Index	June 2017	4	476	—
				97

Unrealized appreciation (depreciation) on open futures contracts, except for Topix Index, is required to be treated as realized gain (loss) for tax purposes.

International Dividend Appreciation Index Fund

At April 30, 2017, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
				Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Goldman Sachs International	6/21/17	EUR	14,569	USD	15,686	226
Bank of America, N.A.	6/13/17	JPY	794,070	USD	7,037	99
BNP Paribas	6/21/17	EUR	1,299	USD	1,401	18
Goldman Sachs International	6/13/17	JPY	89,055	USD	814	(14)
Bank of America, N.A.	6/21/17	EUR	435	USD	466	9
BNP Paribas	6/13/17	JPY	45,055	USD	410	(5)
Barclays Bank plc	6/21/17	EUR	374	USD	398	11
Barclays Bank plc	6/13/17	JPY	44,775	USD	394	8
Goldman Sachs International	6/21/17	EUR	176	USD	193	(1)
Bank of America, N.A.	6/13/17	JPY	15,175	USD	137	—
BNP Paribas	6/13/17	JPY	1,484	USD	13	—
Bank of America, N.A.	6/21/17	USD	14,053	EUR	13,024	(173)
Goldman Sachs International	6/13/17	USD	7,074	JPY	794,070	(62)
Barclays Bank plc	6/21/17	USD	1,124	EUR	1,038	(10)
BNP Paribas	6/21/17	USD	1,095	EUR	1,022	(21)
Goldman Sachs International	6/13/17	USD	680	JPY	75,225	4
Barclays Bank plc	6/13/17	USD	137	JPY	15,150	1
						90
EUR—Euro.
JPY—Japanese yen.
USD—U.S. dollar.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2017, the fund realized $5,236,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

International Dividend Appreciation Index Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2016, the fund had available capital losses of $393,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2017, the cost of investment securities for tax purposes was $416,286,000. Net unrealized appreciation of investment securities for tax purposes was $19,986,000, consisting of unrealized gains of $25,934,000 on securities that had risen in value since their purchase and $5,948,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended April 30, 2017, the fund purchased $225,495,000 of investment securities and sold $69,278,000 of investment securities, other than temporary cash investments. Purchases and sales include $112,293,000 and $30,237,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		April 30, 2017	October 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares[1]
Issued [2]	5,301	243	6,530	295
Issued in Lieu of Cash Distributions	42	2	14	1
Redeemed [3]	(2,182)	(100)	(2,027)	(91)
Net Increase (Decrease)—Investor Shares	3,161	145	4,517	205
ETF Shares[1]
Issued [2]	172,043	3,062	148,546	2,700
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed [3]	(34,447)	(600)	—	—
Net Increase (Decrease)—ETF Shares	137,596	2,462	148,546	2,700
Admiral Shares[4]
Issued [2]	38,670	1,463	84,631	3,156
Issued in Lieu of Cash Distributions	495	19	163	6
Redeemed [3]	(21,805)	(842)	(6,631)	(246)
Net Increase (Decrease)—Admiral Shares	17,360	640	78,163	2,916
1 Inception was February 25, 2016, for Investor Shares and ETF Shares.
2 Includes purchase fees for fiscal 2017 and 2016 of $66,000 and $0, respectively (fund totals).
3 Net of redemption fees for fiscal 2017 and 2016 of $8,000 and $0, respectively (fund totals).
4 Inception was March 2, 2016, for Admiral Shares.

H. Management has determined that no material events or transactions occurred subsequent to April 30, 2017, that would require recognition or disclosure in these financial statements.

International High Dividend Yield Index Fund

Fund Profile
As of April 30, 2017

Share-Class Characteristics

Investor		ETF	Admiral
	Shares	Shares	Shares
Ticker Symbol	VIHIX	VYMI	VIHAX
Expense Ratio[1]	0.42%	0.32%	0.32%

Portfolio Characteristics
			FTSE
			All-World
			ex US High
		Dividend Yield
		Fund	Index
Number of Stocks		932	868
Median Market Cap		$46.9B	$48.3B
Price/Earnings Ratio		17.7x	17.5x
Price/Book Ratio		1.5x	1.5x
Return on Equity		13.7%	13.7%
Earnings Growth
Rate		1.8%	2.1%
Dividend Yield		4.1%	4.2%
Turnover Rate
(Annualized)		14%	—
Short-Term Reserves		0.0%	—

Sector Diversification (% of equity exposure)

		FTSE
		All-World
		ex US High
		Dividend Yield
	Fund	Index
Basic Materials	5.1%	5.1%
Consumer Goods	12.7	12.7
Consumer Services	4.9	5.0
Financials	36.6	36.7
Health Care	7.8	7.8
Industrials	8.6	8.5
Oil & Gas	9.5	9.5
Technology	3.3	3.3
Telecommunications	6.0	6.0
Utilities	5.5	5.4

Ten Largest Holdings (% of total net assets)

Nestle SA	Food Products	2.5%
Royal Dutch Shell plc	Integrated Oil & Gas	2.3
Roche Holding AG	Pharmaceuticals	1.9
Novartis AG	Pharmaceuticals	1.9
HSBC Holdings plc	Banks	1.8
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	1.6
Toyota Motor Corp.	Automobiles	1.6
British American
Tobacco plc	Tobacco	1.3
Commonwealth Bank of
Australia	Banks	1.2
TOTAL SA	Integrated Oil & Gas	1.2
Top Ten		17.3%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2017, the annualized expense ratios were 0.42% for Investor Shares, 0.32% for ETF Shares, and 0.32% for Admiral Shares.

International High Dividend Yield Index Fund

Market Diversification (% of equity exposure)

		FTSE
		All-World
		ex US High
		Dividend
		Yield
	Fund	Index
Europe
United Kingdom	16.0%	16.2%
Switzerland	9.7	9.7
France	6.8	6.7
Germany	6.6	6.6
Spain	3.9	3.9
Italy	2.4	2.4
Netherlands	2.2	2.2
Sweden	2.1	2.1
Belgium	1.5	1.5
Finland	1.4	1.4
Other	1.4	1.4
Subtotal	54.0%	54.1%
Pacific
Australia	8.6%	8.6%
Japan	6.3	6.3
Hong Kong	2.1	2.1
Singapore	1.4	1.4
Other	0.9	0.8
Subtotal	19.3%	19.2%
Emerging Markets
Taiwan	5.2%	5.2%
China	4.8	4.8
Brazil	2.3	2.3
Russia	1.6	1.6
South Africa	1.5	1.5
Other	3.9	3.9
Subtotal	19.3%	19.3%
North America
Canada	6.9%	6.9%
Middle East
Other	0.5%	0.5%

International High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): February 25, 2016, Through April 30, 2017

Note: For 2017, performance data reflect the six months ended April 30, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Investor Shares	2/25/2016	15.18%	22.06%
Fee-Adjusted Returns		14.61	21.51
ETF Shares	2/25/2016
Market Price		15.33	22.70
Net Asset Value		15.31	22.21
Admiral Shares	3/2/2016	15.26	18.92
Fee-Adjusted Returns		14.69	18.38

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares. The Fiscal-Year Total Returns chart is not adjusted for fees.

See Financial Highlights for dividend and capital gains information.

International High Dividend Yield Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.7%)[1]
Australia (8.6%)
Commonwealth Bank of
Australia	74,353	4,856
Westpac Banking Corp.	143,694	3,767
Australia & New Zealand
Banking Group Ltd.	125,641	3,076
National Australia Bank Ltd.	113,202	2,873
BHP Billiton Ltd.	137,976	2,457
Wesfarmers Ltd.	48,492	1,561
Woolworths Ltd.	55,544	1,117
Macquarie Group Ltd.	13,395	931
Rio Tinto Ltd.	18,206	824
Transurban Group	88,283	807
Woodside Petroleum Ltd.	31,643	762
Amcor Ltd.	51,147	601
AGL Energy Ltd.	29,004	581
Telstra Corp. Ltd.	180,388	570
Suncorp Group Ltd.	55,165	569
QBE Insurance Group Ltd.	58,829	565
Brambles Ltd.	66,526	515
AMP Ltd.	123,633	495
South32 Ltd.	224,481	465
Insurance Australia
Group Ltd.	99,841	463
Aurizon Holdings Ltd.	83,341	321
APA Group	46,740	321
James Hardie Industries plc	18,679	316
ASX Ltd.	8,180	310
LendLease Group	23,973	288
Sonic Healthcare Ltd.	17,381	287
Fortescue Metals Group Ltd.	67,901	269
Sydney Airport	48,855	252
Medibank Pvt Ltd.	115,346	251
DUET Group	109,902	248
Caltex Australia Ltd.	10,897	243
Challenger Ltd.	24,206	239
Boral Ltd.	49,906	230
Orica Ltd.	15,987	222

	Incitec Pivot Ltd.	74,370	211
	Tatts Group Ltd.	57,941	186
	Bendigo & Adelaide
	Bank Ltd.	19,494	179
	Bank of Queensland Ltd.	19,217	172
	Coca-Cola Amatil Ltd.	22,872	160
	Crown Resorts Ltd.	16,032	150
	Alumina Ltd.	105,114	144
	Tabcorp Holdings Ltd.	37,814	134
	Magellan Financial Group Ltd.	7,084	125
	Healthscope Ltd.	73,821	122
	Qantas Airways Ltd.	38,447	122
	Orora Ltd.	52,959	119
	Downer EDI Ltd.	26,868	118
	CIMIC Group Ltd.	4,146	115
	AusNet Services	85,868	113
	Adelaide Brighton Ltd.	22,551	100
	Perpetual Ltd.	2,522	100
	IOOF Holdings Ltd.	13,112	86
	Macquarie Atlas Roads
	Group	19,609	78
	DuluxGroup Ltd.	14,679	74
	Fairfax Media Ltd.	91,151	72
	CSR Ltd.	19,554	72
	Harvey Norman
	Holdings Ltd.	19,616	62
*	Metcash Ltd.	37,792	61
	Sims Metal
	Management Ltd.	6,372	59
	Vocus Group Ltd.	22,983	58
	Flight Centre Travel
	Group Ltd.	2,333	55
	Platinum Asset
	Management Ltd.	9,395	33
	Seven West Media Ltd.	45,570	25
	Computershare Ltd.	394	4
*	Origin Energy Ltd.	26	—
			34,761

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
Austria (0.1%)
	Erste Group Bank AG	12,091	433
	Vienna Insurance Group AG
	Wiener Versicherung Gruppe	2,220	57
	OMV AG	103	5
			495
Belgium (1.5%)
^	Anheuser-Busch InBev
	SA/NV	34,346	3,873
	KBC Group NV	11,876	858
	Solvay SA Class A	2,989	380
	Ageas	8,695	356
^	Groupe Bruxelles Lambert SA	3,271	314
^	Proximus SADP	5,750	176
*	Telenet Group Holding NV	2,050	125
	bpost SA	4,436	106
			6,188
Brazil (2.3%)
	Itau Unibanco Holding
	SA ADR	92,959	1,143
	Ambev SA ADR	142,352	816
	Banco Bradesco SA
	Preference Shares	62,520	658
	Itau Unibanco Holding SA
	Preference Shares	48,520	600
*	Petroleo Brasileiro SA ADR	60,773	531
	BM&FBovespa SA - Bolsa
	de Valores Mercadorias
	e Futuros	85,100	510
	Itausa - Investimentos Itau
	SA Preference Shares	162,160	505
	Banco Bradesco SA	49,263	505
	Banco Bradesco SA ADR	36,241	382
	Banco do Brasil SA	36,290	376
	Ultrapar Participacoes SA	16,400	364
	Ambev SA	62,100	357
	Kroton Educacional SA	63,410	299
	BB Seguridade
	Participacoes SA	24,900	234
	CCR SA	41,163	230
*	Petroleo Brasileiro SA	48,200	218
	Telefonica Brasil SA ADR	12,707	188
	Banco Santander Brasil SA	19,200	166
	Engie Brasil Energia SA	12,900	138
*	Cia de Saneamento Basico
	do Estado de Sao Paulo	14,900	137
	Klabin SA	23,400	116
^	CPFL Energia SA ADR	6,164	100
	BTG Pactual Group	12,729	75
	Estacio Participacoes SA	12,900	72
*	Petroleo Brasileiro SA
	Preference Shares	15,600	69
	Telefonica Brasil SA
	Preference Shares	4,300	64

	Smiles SA	2,700	59
*	Centrais Eletricas Brasileiras
	SA ADR	7,511	52
	Cosan SA Industria e
	Comercio	4,300	50
	Transmissora Alianca de
	Energia Eletrica SA	6,800	49
	Cia Energetica de Minas
	Gerais ADR	17,106	47
	EDP - Energias do Brasil SA	10,950	46
	Braskem SA Preference
	Shares	3,800	41
	Cia Energetica de Minas
	Gerais Preference Shares	12,700	36
	Porto Seguro SA	3,400	31
	Cia de Transmissao de
	Energia Eletrica Paulista
	Preference Shares	1,502	29
	AES Tiete Energia SA	6,421	27
	Multiplus SA	1,900	23
	Braskem SA ADR	990	21
	Centrais Eletricas Brasileiras
	SA Preference Shares	2,600	19
*	Cia Paranaense de Energia	2,400	18
*	Cia Paranaense de Energia
	Preference Shares	1,400	13
	Cia Energetica de
	Minas Gerais	4,400	13
	Cia de Gas de Sao Paulo
	COMGAS Preference Shares
	Class A	702	11
	CPFL Energia SA	1,127	9
*	Cia Paranaense de
	Energia ADR	996	9
*	Centrais Eletricas
	Brasileiras SA	1,400	8
	Itausa - Investimentos
	Itau SA	2,175	7
	Natura Cosmeticos SA	100	1
	TOTVS SA	100	1
	Sul America SA	115	1
	JBS SA	95	—
			9,474
Canada (6.9%)
	Royal Bank of Canada	63,654	4,359
	Toronto-Dominion Bank	79,408	3,736
	Enbridge Inc.	69,680	2,888
^	Bank of Nova Scotia	51,881	2,884
	Bank of Montreal	27,548	1,951
	TransCanada Corp.	36,822	1,710
	Manulife Financial Corp.	85,031	1,491
	Canadian Imperial Bank of
	Commerce	17,197	1,389
	Sun Life Financial Inc.	26,266	928

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Rogers Communications Inc.
	Class B	15,585	715
^	Thomson Reuters Corp.	13,779	626
	BCE Inc.	12,912	588
	National Bank of Canada	15,108	587
	Fortis Inc.	17,438	567
	Agrium Inc.	5,962	559
	Pembina Pipeline Corp.	16,910	539
	Shaw Communications Inc.
	Class B	17,724	376
	Power Corp. of Canada	15,786	366
	Great-West Lifeco Inc.	12,438	335
	Inter Pipeline Ltd.	15,711	320
	TELUS Corp.	8,362	278
	Power Financial Corp.	9,924	252
	Canadian Utilities Ltd.
	Class A	7,981	230
	CI Financial Corp.	9,518	186
2	Hydro One Ltd.	7,500	132
	IGM Financial Inc.	4,085	123
			28,115
Chile (0.2%)
	Enel Americas SA ADR	21,000	208
	Banco Santander Chile
	ADR	6,717	159
	Banco de Chile	1,053,281	127
	Enel Generacion Chile
	SA ADR	4,948	114
	Enel Chile SA	762,235	84
	Aguas Andinas SA Class A	118,665	67
	Colbun SA	272,287	60
	Enel Americas SA	207,067	41
	AES Gener SA	97,544	37
	Sociedad Quimica y Minera
	de Chile SA Preference
	Shares Class B	3	—
	Banco de Credito e Inversiones 1		—
			897
China (4.8%)
	China Construction Bank
	Corp.	3,918,000	3,180
	China Mobile Ltd.	229,000	2,438
	Industrial & Commercial
	Bank of China Ltd.	3,145,000	2,050
	Bank of China Ltd.	3,219,000	1,557
	China Petroleum &
	Chemical Corp.	1,094,000	888
	CNOOC Ltd.	712,000	831
	Agricultural Bank of
	China Ltd.	1,186,000	547
	China Overseas Land &
	Investment Ltd.	166,000	481
	China Merchants Bank
	Co. Ltd.	160,500	416

	China Shenhua Energy
	Co. Ltd.	144,500	336
	PICC Property & Casualty
	Co. Ltd.	200,000	322
	China Resources Land Ltd.	114,000	316
	Country Garden Holdings
	Co. Ltd.	292,000	278
	China Minsheng Banking
	Corp. Ltd.	275,000	271
	Bank of Communications
	Co. Ltd.	338,000	260
	Hengan International Group
	Co. Ltd.	30,974	231
	China CITIC Bank Corp. Ltd.	364,320	231
	Lenovo Group Ltd.	296,000	189
	Guangdong Investment Ltd.	120,000	186
	Belle International
	Holdings Ltd.	260,000	176
	Shenzhou International
	Group Holdings Ltd.	26,000	171
	China Evergrande Group	159,000	170
	China Merchants Port
	Holdings Co. Ltd.	56,000	160
	China Cinda Asset
	Management Co. Ltd.	417,000	159
	Guangzhou Automobile
	Group Co. Ltd.	98,000	152
	China Resources Power
	Holdings Co. Ltd.	84,000	151
	Great Wall Motor Co. Ltd.	137,000	148
	China Vanke Co. Ltd.	55,000	139
	Huaneng Power
	International Inc.	184,000	127
*,2	China Huarong Asset
	Management Co. Ltd.	272,000	114
	ANTA Sports Products Ltd.	40,000	112
	Beijing Enterprises
	Holdings Ltd.	22,500	110
	Longfor Properties Co. Ltd.	59,500	103
	Kingboard Chemical
	Holdings Ltd.	28,500	103
	China Everbright Ltd.	42,000	96
	Chongqing Rural Commercial
	Bank Co. Ltd.	131,000	90
	COSCO SHIPPING Ports Ltd.	80,000	88
	Sinopec Shanghai
	Petrochemical Co. Ltd.	156,000	87
	Jiangsu Expressway Co. Ltd.	58,000	86
	Far East Horizon Ltd.	92,000	85
	Shimao Property
	Holdings Ltd.	47,500	76
	Zhejiang Expressway
	Co. Ltd.	58,000	72
2	Fuyao Glass Industry Group
	Co. Ltd.	19,600	69

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Guangzhou R&F Properties
	Co. Ltd.	37,600	63
	China Jinmao Holdings
	Group Ltd.	194,000	63
	Shanghai Industrial
	Holdings Ltd.	19,000	60
	China Everbright Bank
	Co. Ltd.	128,000	60
	Chongqing Changan
	Automobile Co. Ltd.
	Class B	44,900	59
	Sino-Ocean Group
	Holding Ltd.	114,000	56
2	Sinopec Engineering
	Group Co. Ltd.	56,500	55
	Shenzhen International
	Holdings Ltd.	32,000	54
	Shenzhen Investment Ltd.	118,000	53
	Kingboard Laminates
	Holdings Ltd.	43,500	52
2	BAIC Motor Corp. Ltd.	51,500	50
	KWG Property Holding Ltd.	64,500	49
	Agile Group Holdings Ltd.	54,000	48
	China Power International
	Development Ltd.	127,000	47
2	Dali Foods Group Co. Ltd.	79,500	47
	Sinotrans Ltd.	98,000	44
	Huadian Fuxin Energy
	Corp. Ltd.	190,000	44
	China Resources Cement
	Holdings Ltd.	76,000	42
	Lee & Man Paper
	Manufacturing Ltd.	53,000	42
	Yuexiu Property Co. Ltd.	244,000	41
	China Hongqiao Group Ltd.	45,000	41
	SOHO China Ltd.	68,000	37
	Datang International Power
	Generation Co. Ltd.	110,000	33
	Lao Feng Xiang Co. Ltd.
	Class B	7,900	29
	China Dongxiang Group
	Co. Ltd.	145,000	28
	Shenzhen Expressway
	Co. Ltd.	28,000	26
	China Machinery
	Engineering Corp.	33,000	25
	Huadian Power International
	Corp. Ltd.	52,000	22
	CSG Holding Co. Ltd.
	Class B	30,400	22
	China Zhongwang
	Holdings Ltd.	46,800	21

	Xinjiang Goldwind Science
	& Technology Co. Ltd.	14,400	21
	Shandong Chenming Paper
	Holdings Ltd. Class B	18,200	21
	Yantai Changyu Pioneer
	Wine Co. Ltd. Class B	8,300	20
	Bosideng International
	Holdings Ltd.	240,000	19
2	Red Star Macalline Group
	Corp. Ltd.	17,400	19
	Beijing Jingneng Clean
	Energy Co. Ltd.	60,000	18
	Xinhua Winshare Publishing
	and Media Co. Ltd.	17,000	15
	Anhui Expressway Co. Ltd.	18,000	14
	Guangdong Electric Power
	Development Co. Ltd.
	Class B	31,400	14
	Weifu High-Technology
	Group Co. Ltd. Class B	5,500	13
	China South City
	Holdings Ltd.	58,000	11
	Jiangling Motors Corp. Ltd.
	Class B	4,000	8
	Inner Mongolia Yitai Coal
	Co. Ltd. Class B	100	—
	Haitong Securities Co. Ltd.	1	—
			19,358
Colombia (0.1%)
	Bancolombia SA ADR	4,327	171
*	Ecopetrol SA ADR	16,883	154
	Interconexion Electrica
	SA ESP	13,040	52
	Almacenes Exito SA	8,813	46
	Grupo Aval Acciones y
	Valores Preference Shares	72,995	29
	Grupo Aval Acciones y
	Valores SA ADR	3,552	28
*	Ecopetrol SA	19,170	9
	Bancolombia SA Preference
	Shares	306	3
			492
Czech Republic (0.1%)
	Komercni banka as	3,328	129
	CEZ AS	6,969	122
2	Moneta Money Bank AS	19,772	64
*	O2 Czech Republic AS	1,912	22
			337
Denmark (0.3%)
	Danske Bank A/S	31,383	1,141
	Tryg A/S	4,362	84
	TDC A/S	6	—
			1,225

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
Egypt (0.0%)
*	Egyptian Financial
	Group-Hermes Holding Co.	21,208	29
	ElSewedy Electric Co.	4,115	18
			47
Finland (1.4%)
	Nokia Oyj	245,428	1,403
^	Sampo Oyj Class A	20,301	972
	Kone Oyj Class B	16,354	749
	UPM-Kymmene Oyj	23,173	610
^	Stora Enso Oyj	24,447	290
	Fortum Oyj	18,768	273
	Orion Oyj Class B	4,302	247
	Nokian Renkaat Oyj	5,646	243
	Elisa Oyj	7,058	240
	Neste Oyj	5,701	232
	Metso Oyj	5,530	198
	Kesko Oyj Class B	2,718	127
			5,584
France (6.7%)
	TOTAL SA	94,197	4,835
	Sanofi	47,918	4,528
	BNP Paribas SA	41,816	2,951
	AXA SA	82,595	2,204
	Schneider Electric SE	23,175	1,836
	Societe Generale SA	31,642	1,735
	Orange SA	81,480	1,261
	Cie Generale des
	Etablissements Michelin	7,823	1,023
	Engie SA	67,056	946
*,^	Vivendi SA	46,571	924
	Credit Agricole SA	49,355	734
	Renault SA	7,516	701
	Carrefour SA	23,509	554
^	Veolia Environnement SA	21,412	407
*,^	Bouygues SA	8,397	353
	SES SA Class A	15,090	330
	Natixis SA	39,948	278
*	SCOR SE	6,777	268
	Edenred	10,190	261
	Suez	14,455	237
	Eutelsat Communications SA	7,190	170
	Lagardere SCA	5,129	157
	Electricite de France SA	17,626	147
	Casino Guichard
	Perrachon SA	2,435	147
^	CNP Assurances	6,735	141
2	Amundi SA	2,129	140
	Euler Hermes Group	598	58
	STMicroelectronics NV	11	—
*	TechnipFMC plc	2	—
			27,326

Germany (6.6%)
	Siemens AG	32,696	4,690
	BASF SE	39,758	3,873
	Allianz SE	19,620	3,735
	Daimler AG	44,044	3,282
	Deutsche Telekom AG	138,291	2,426
	Deutsche Post AG	41,276	1,484
	Bayerische Motoren
	Werke AG	13,868	1,325
	Muenchener
	Rueckversicherungs-
	Gesellschaft AG in
	Muenchen	6,099	1,169
	Vonovia SE	20,023	725
	E.ON SE	89,223	695
	ProSiebenSat.1 Media SE	9,636	409
	Porsche Automobil Holding
	SE Preference Shares	6,494	380
	Hannover Rueck SE	2,536	304
	METRO AG	7,000	230
	Evonik Industries AG	6,867	229
	LEG Immobilien AG	2,662	229
	Bayerische Motoren Werke
	AG Preference Shares	2,634	217
	HUGO BOSS AG	2,713	206
2	Innogy SE	5,413	199
*	Deutsche Lufthansa AG	10,488	181
	MAN SE	1,548	163
	Telefonica Deutschland
	Holding AG	29,871	145
*	Uniper SE	8,393	138
	RTL Group SA	1,622	126
	Axel Springer SE	1,958	110
	Talanx AG	1,453	52
*	Commerzbank AG	6	—
			26,722
Greece (0.0%)
	OPAP SA	9,774	97
	Motor Oil Hellas Corinth
	Refineries SA	2,149	36
*	Hellenic Petroleum SA	1,863	11
			144
Hong Kong (2.1%)
	Sun Hung Kai Properties Ltd.	60,000	899
	Cheung Kong Property
	Holdings Ltd.	120,000	859
	CLP Holdings Ltd.	67,000	707
	Hang Seng Bank Ltd.	32,100	650
	BOC Hong Kong
	Holdings Ltd.	152,000	625
	Power Assets Holdings Ltd.	56,474	508
	Sands China Ltd.	104,400	473
	Wharf Holdings Ltd.	53,000	452

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	MTR Corp. Ltd.	59,500	342
2	WH Group Ltd.	317,000	283
	New World Development
	Co. Ltd.	226,000	281
	Cheung Kong Infrastructure
	Holdings Ltd.	28,000	245
	Swire Pacific Ltd. Class A	25,000	241
	Hang Lung Properties Ltd.	88,000	230
	Sino Land Co. Ltd.	132,000	223
	Want Want China
	Holdings Ltd.	256,974	185
*	Wynn Macau Ltd.	62,400	137
	Hysan Development Co. Ltd.	29,000	137
	Yue Yuen Industrial
	Holdings Ltd.	29,000	115
	NWS Holdings Ltd.	56,000	105
	Li & Fung Ltd.	236,000	99
	PCCW Ltd.	168,000	95
	Hopewell Holdings Ltd.	24,500	93
	Minth Group Ltd.	24,000	89
	Kerry Properties Ltd.	23,500	88
	VTech Holdings Ltd.	5,900	75
	Xinyi Glass Holdings Ltd.	72,000	64
	Cafe de Coral Holdings Ltd.	16,000	52
	Television Broadcasts Ltd.	12,300	47
2	BOC Aviation Ltd.	8,100	43
	Lifestyle International
	Holdings Ltd.	25,000	36
	Xinyi Solar Holdings Ltd.	108,000	34
	Hopewell Highway
	Infrastructure Ltd.	31,500	18
	SA Sa International
	Holdings Ltd.	30,000	13
	Hutchison
	Telecommunications
	Hong Kong Holdings Ltd.	32,000	9
	Texwinca Holdings Ltd.	14,000	9
	ASM Pacific Technology Ltd.	2	—
			8,561
Hungary (0.1%)
	MOL Hungarian
	Oil & Gas plc	2,494	187
	Magyar Telekom
	Telecommunications plc	13,006	22
			209
India (0.5%)
	Oil & Natural Gas Corp. Ltd.	129,145	374
	Indian Oil Corp. Ltd.	48,406	331
	Coal India Ltd.	54,336	234
	Indiabulls Housing
	Finance Ltd.	14,290	226
	Hindustan Petroleum
	Corp. Ltd.	17,578	146
	Bharti Infratel Ltd.	23,124	128

	Rural Electrification
	Corp. Ltd.	26,795	84
	Power Finance Corp. Ltd.	30,614	76
	NMDC Ltd.	29,421	58
	NHPC Ltd.	90,665	45
	Mphasis Ltd.	5,165	43
2	InterGlobe Aviation Ltd.	1,863	32
	Oil India Ltd.	6,237	32
	Great Eastern Shipping
	Co. Ltd.	1,629	11
	Cairn India Ltd.	25	—
	Vedanta Ltd.	3	—
	NTPC Ltd.	4	—
*	Bank of Baroda	2	—
			1,820
Indonesia (0.3%)
	Telekomunikasi Indonesia
	Persero Tbk PT	2,137,500	705
	Matahari Department
	Store Tbk PT	100,000	109
*	Perusahaan Gas Negara
	Persero Tbk	499,300	91
	Indocement Tunggal
	Prakarsa Tbk PT	51,299	65
*	Tambang Batubara Bukit
	Asam Persero Tbk PT	36,100	34
	Media Nusantara Citra
	Tbk PT	193,600	27
	United Tractors Tbk PT	1	—
			1,031
Ireland (0.1%)
*	Bank of Ireland	1,160,870	292

Israel (0.5%)
	Teva Pharmaceutical
	Industries Ltd.	38,919	1,234
	Bank Hapoalim BM	42,614	266
	Bezeq The Israeli
	Telecommunication
	Corp. Ltd.	89,270	150
	Mizrahi Tefahot Bank Ltd.	5,237	84
	Israel Chemicals Ltd.	17,330	75
	Amot Investments Ltd.	9,905	47
	Delek Group Ltd.	186	42
	Gazit-Globe Ltd.	3,268	33
	Paz Oil Co. Ltd.	195	32
	First International Bank Of
	Israel Ltd.	1,666	27
	Shikun & Binui Ltd.	7,642	20
	Harel Insurance Investments
	& Financial Services Ltd.	3,682	20
	Delek Automotive Systems Ltd. 857		8
			2,038

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
Italy (2.4%)
	Eni SPA	106,334	1,649
	Enel SPA	325,085	1,546
	Intesa Sanpaolo SPA
	(Registered)	511,368	1,493
*,^	UniCredit SPA	89,216	1,453
	Assicurazioni Generali SPA	54,323	860
	Atlantia SPA	23,374	593
	Snam SPA	103,877	459
	Terna Rete Elettrica
	Nazionale SPA	60,231	304
	Mediobanca SPA	23,509	226
	Telecom Italia SPA (Bearer)	258,532	184
	Unione di Banche Italiane
	SPA	35,311	149
	Intesa Sanpaolo SPA	49,701	136
2	Poste Italiane SPA	19,374	133
	FinecoBank Banca Fineco
	SPA	15,929	113
	UnipolSai Assicurazioni SPA	43,930	101
*	Italgas SPA	19,324	87
	Banca Mediolanum SPA	9,950	76
	Tenaris SA	17	—
			9,562
Japan (6.3%)
	Toyota Motor Corp.	117,400	6,354
	Sumitomo Mitsui Financial
	Group Inc.	55,900	2,076
	Mizuho Financial
	Group Inc.	1,093,100	1,998
	Japan Tobacco Inc.	51,200	1,704
	Takeda Pharmaceutical
	Co. Ltd.	32,800	1,574
	Canon Inc.	44,700	1,483
	Mitsui & Co. Ltd.	72,200	1,019
	Subaru Corp.	26,300	997
	ITOCHU Corp.	62,900	890
	ORIX Corp.	56,500	863
	Nissan Motor Co. Ltd.	84,400	804
	Sumitomo Corp.	47,600	636
	JXTG Holdings Inc.	136,705	617
	Sumitomo Mitsui Trust
	Holdings Inc.	16,200	555
	Resona Holdings Inc.	95,800	533
	Daito Trust Construction
	Co. Ltd.	3,100	456
	Daiwa Securities Group Inc.	74,000	450
	Marubeni Corp.	66,500	410
	Sekisui House Ltd.	24,474	407
	Ricoh Co. Ltd.	28,900	241
	Japan Post Holdings Co. Ltd.	19,100	237
	Japan Post Bank Co. Ltd.	18,800	234
	Aozora Bank Ltd.	50,000	182
	Chugoku Electric Power
	Co. Inc.	12,574	137

	Sojitz Corp.	53,700	137
	Showa Shell Sekiyu KK	9,000	87
	Sankyo Co. Ltd.	2,400	84
	Aoyama Trading Co. Ltd.	1,800	64
	Hokuriku Electric Power Co.	6,600	61
	Japan Airlines Co. Ltd.	1,900	60
	Matsui Securities Co. Ltd.	6,800	55
	Leopalace21 Corp.	9,500	50
	Senshu Ikeda Holdings Inc.	11,300	48
	Tokai Tokyo Financial
	Holdings Inc.	8,200	42
	Sanrio Co. Ltd.	2,200	40
	Hitachi Capital Corp.	1,500	37
	Autobacs Seven Co. Ltd.	2,400	36
	Honda Motor Co. Ltd.	1	—
	Mitsubishi UFJ Financial
	Group Inc.	2	—
			25,658
Malaysia (0.6%)
	Malayan Banking Bhd.	243,300	537
	Tenaga Nasional Bhd.	151,600	487
	CIMB Group Holdings Bhd.	242,700	321
	Axiata Group Bhd.	191,900	228
	DiGi.Com Bhd.	161,300	191
	Maxis Bhd.	115,400	169
	AMMB Holdings Bhd.	90,400	114
	YTL Corp. Bhd.	225,800	76
	Telekom Malaysia Bhd.	50,000	74
	British American Tobacco
	Malaysia Bhd.	5,500	58
2	Astro Malaysia Holdings Bhd.	73,100	45
	Alliance Financial Group Bhd.	43,100	41
	KLCCP Stapled Group	22,600	41
	Westports Holdings Bhd.	41,000	38
	HAP Seng Consolidated Bhd.	18,300	37
	YTL Power International Bhd. 106,900		37
	Berjaya Sports Toto Bhd.	38,300	25
			2,519
Mexico (0.3%)
	Wal-Mart de Mexico
	SAB de CV	237,500	536
	Grupo Aeroportuario del
	Pacifico SAB de CV Class B	14,700	151
	Grupo Financiero Santander
	Mexico SAB de CV Class B	61,600	112
	Infraestructura Energetica
	Nova SAB de CV	22,600	106
	Gentera SAB de CV	43,200	72
	Kimberly-Clark de Mexico
	SAB de CV Class A	33,300	71
*	Grupo Aeroportuario del
	Centro Norte SAB de CV
	Class B	7,800	43
	Alpek SAB de CV	13,200	16
			1,107

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
Netherlands (2.1%)
	Unilever NV	66,946	3,507
	ING Groep NV	165,476	2,697
	Koninklijke DSM NV	7,836	561
	NN Group NV	14,183	470
	Koninklijke KPN NV	134,231	388
	Aegon NV	73,455	375
2	ABN AMRO Group NV	11,875	312
	Randstad Holding NV	4,636	276
	Boskalis Westminster	3,710	137
*	ArcelorMittal	6	—
			8,723
New Zealand (0.2%)
	Spark New Zealand Ltd.	76,464	194
	Fletcher Building Ltd.	28,746	169
	Contact Energy Ltd.	31,652	113
	Meridian Energy Ltd.	58,650	112
	SKYCITY Entertainment
	Group Ltd.	25,531	76
	Mercury NZ Ltd.	27,191	60
	Air New Zealand Ltd.	26,566	47
	SKY Network Television Ltd.	13,004	34
	Vector Ltd.	6,960	15
			820
Norway (0.7%)
^	DNB ASA	46,398	724
	Statoil ASA	42,148	694
	Telenor ASA	30,367	491
	Orkla ASA	32,985	299
	Yara International ASA	7,325	272
	Marine Harvest ASA	15,709	261
	Gjensidige Forsikring ASA	7,016	108
	Aker BP ASA	3,931	67
			2,916
Other (0.0%)[3]
*	Siam City Cement PCL Rights
	Exp. 05/15/2017	532	—
*	Cia de Gas de Sao Paulo
	COMGAS Preference Shares
	Class A Rights Exp. 05/26/2017	15	—
*	Bank of Communications Co.
	Ltd. Rights Exp. 05/10/2017	664	—
			—
Pakistan (0.1%)
	Habib Bank Ltd.	30,075	79
	Oil & Gas Development
	Co. Ltd.	27,800	41
	Pakistan Petroleum Ltd.	22,400	34
	Fauji Fertilizer Co. Ltd.	25,700	24
	National Bank of Pakistan	28,500	17
			195
Philippines (0.1%)
	PLDT Inc.	2,090	74
	Aboitiz Power Corp.	78,900	67

Manila Electric Co.	8,330	47
DMCI Holdings Inc.	159,500	41
Energy Development Corp.	290,000	35
Semirara Mining & Power
Corp. Class A	11,660	35
Globe Telecom Inc.	470	19
		318
Poland (0.2%)
Powszechny Zaklad
Ubezpieczen SA	23,868	263
Bank Pekao SA	6,763	245
Polskie Gornictwo Naftowe
i Gazownictwo SA	76,437	130
Asseco Poland SA	2,764	39
Budimex SA	461	33
Synthos SA	18,447	26
Bank Handlowy w
Warszawie SA	1,111	21
Ciech SA	995	20
Orange Polska SA	65	—
		777
Portugal (0.2%)
EDP - Energias de
Portugal SA	106,160	350
Galp Energia SGPS SA	21,869	340
		690
Qatar (0.2%)
Industries Qatar QSC	6,555	188
Masraf Al Rayan QSC	16,192	186
Ooredoo QSC	4,774	136
Qatar Islamic Bank SAQ	2,769	77
* Commercial Bank QSC	7,699	64
Doha Bank QSC	7,342	63
Qatar Electricity & Water Co.
QSC	1,067	61
Qatar Gas Transport Co. Ltd.	10,548	58
Qatar Navigation QSC	2,174	42
United Development Co. QSC	6,727	35
Barwa Real Estate Co.	3,775	35
Qatar International Islamic
Bank QSC	1,463	25
Gulf International Services
QSC	1,805	13
		983
Russia (1.6%)
Sberbank of Russia PJSC	457,470	1,329
Gazprom PJSC ADR	164,176	779
Lukoil PJSC ADR	15,172	753
Magnit PJSC GDR	12,126	424
Tatneft PJSC ADR	10,437	409
Rosneft Oil Co. PJSC GDR	56,663	314
MMC Norilsk Nickel PJSC
ADR	20,330	312
Gazprom PJSC	121,665	292
Lukoil PJSC	4,695	233

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Mobile TeleSystems PJSC
	ADR	21,288	220
	Alrosa PJSC	108,600	187
	Surgutneftegas OAO
	Preference Shares	326,220	175
	Federal Grid Co. Unified
	Energy System JSC	39,900,000	138
	Moscow Exchange
	MICEX-RTS PJSC	59,010	119
	Severstal PJSC GDR	7,942	109
	Inter RAO UES PJSC	1,060,000	75
	Rosseti PJSC	4,138,653	70
	Novolipetsk Steel PJSC	34,850	66
	RusHydro PJSC	3,705,000	58
	PhosAgro PJSC GDR	3,917	58
	Rostelecom PJSC ADR	7,115	56
	Sistema PJSC FC GDR	5,997	50
*	Aeroflot PJSC	16,200	50
	Magnitogorsk Iron & Steel
	OJSC	76,400	46
	Bashneft PJSC	742	41
	MegaFon PJSC GDR	3,499	37
*	LSR Group PJSC GDR	6,084	20
	Mosenergo PJSC	490,000	20
	Tatneft PAO Preference
	Shares	4,340	18
	E.ON Russia JSC	369,000	16
	Acron PJSC	266	16
	Bashneft PAO Preference
	Shares	590	13
	Rostelecom PJSC	2,810	4
			6,507
Singapore (1.4%)
	DBS Group Holdings Ltd.	77,400	1,069
	Oversea-Chinese Banking
	Corp. Ltd.	142,200	996
	Singapore
	Telecommunications Ltd.	329,900	883
	United Overseas Bank Ltd.	52,800	822
	Keppel Corp. Ltd.	61,000	284
	Singapore Exchange Ltd.	35,874	190
	Singapore Technologies
	Engineering Ltd.	68,600	186
	Singapore Press
	Holdings Ltd.	72,900	181
	ComfortDelGro Corp. Ltd.	87,400	171
	Singapore Airlines Ltd.	21,800	160
	Venture Corp. Ltd.	10,900	95
	SATS Ltd.	25,200	92
	Hutchison Port Holdings
	Trust	197,500	80
	Golden Agri-Resources Ltd.	301,300	78
	Singapore Post Ltd.	73,900	73
	Yangzijiang Shipbuilding
	Holdings Ltd.	80,600	66

	StarHub Ltd.	22,200	44
	SIA Engineering Co. Ltd.	7,500	20
	M1 Ltd.	7,800	12
	Sembcorp Marine Ltd.	1	—
			5,502
South Africa (1.5%)
	MTN Group Ltd.	77,696	735
	Sasol Ltd.	23,972	735
	Standard Bank Group Ltd.	52,460	582
	FirstRand Ltd.	131,736	491
	Sanlam Ltd.	74,178	394
	Vodacom Group Ltd.	21,027	238
	Woolworths Holdings Ltd.	39,776	216
	Barclays Africa Group Ltd.	19,002	209
	Bidvest Group Ltd.	14,496	173
	Nedbank Group Ltd.	9,058	153
	RMB Holdings Ltd.	30,727	141
	Life Healthcare Group
	Holdings Ltd.	59,025	127
	Netcare Ltd.	62,249	123
	Truworths International Ltd.	19,069	123
	Mr Price Group Ltd.	10,467	123
	SPAR Group Ltd.	8,612	116
	New Europe Property
	Investments plc	10,099	111
	AVI Ltd.	15,125	111
	Foschini Group Ltd.	8,701	104
	Rand Merchant Investment
	Holdings Ltd.	30,365	95
	Imperial Holdings Ltd.	7,288	92
	Barloworld Ltd.	9,964	90
	MMI Holdings Ltd.	49,061	86
	Investec Ltd.	10,860	81
	Telkom SA SOC Ltd.	12,040	67
	Sibanye Gold Ltd.	28,298	57
	Exxaro Resources Ltd.	6,340	54
	Tongaat Hulett Ltd.	5,720	52
	Coronation Fund
	Managers Ltd.	10,721	51
	Liberty Holdings Ltd.	5,063	41
	Tsogo Sun Holdings Ltd.	19,913	37
	JSE Ltd.	3,366	36
	Santam Ltd.	1,857	34
	AECI Ltd.	3,960	34
	Reunert Ltd.	6,167	33
*	Kumba Iron Ore Ltd.	2,237	29
	Omnia Holdings Ltd.	2,208	26
*	Rockcastle Global Real Estate
	Co. Ltd.	10,585	26
	African Rainbow Minerals Ltd. 3,890		25
	Assore Ltd.	1,300	21
	Sun International Ltd.	2,486	14
	Oceana Group Ltd.	956	7
	Tiger Brands Ltd.	127	4
			6,097

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
South Korea (0.6%)
KT&G Corp.	4,699	419
Korea Electric Power Corp.	9,929	396
Woori Bank	21,687	284
SK Telecom Co. Ltd. ADR	8,768	207
Coway Co. Ltd.	2,303	203
S-Oil Corp.	1,776	155
Industrial Bank of Korea	11,349	125
Dongbu Insurance Co. Ltd.	2,031	121
Hyundai Motor Co. 2nd
Preference Shares	1,291	113
Hyundai Motor Co.
Preference Shares	1,246	101
DGB Financial Group Inc.	7,271	74
Hyundai Marine & Fire
Insurance Co. Ltd.	2,283	74
Doosan Heavy Industries &
Construction Co. Ltd.	2,998	61
Samsung Card Co. Ltd.	1,708	60
NH Investment & Securities
Co. Ltd.	5,017	58
Hanwha Life Insurance
Co. Ltd.	9,323	50
Korea Electric Power Corp.
ADR	1,820	36
Doosan Corp.	377	32
Hite Jinro Co. Ltd.	1,211	22
Samsung Fire & Marine
Insurance Co. Ltd.
Preference Shares	104	17
KB Financial Group Inc.	1	—
		2,608
Spain (3.8%)
Banco Santander SA	617,028	4,021
Banco Bilbao Vizcaya
Argentaria SA	284,786	2,282
Telefonica SA	185,438	2,051
Iberdrola SA	241,065	1,733
Repsol SA	48,722	769
CaixaBank SA	156,009	708
Abertis Infraestructuras SA	27,711	487
Ferrovial SA	20,843	443
Banco de Sabadell SA	219,184	422
Red Electrica Corp. SA	18,450	360
Endesa SA	13,179	310
Gas Natural SDG SA	12,901	292
ACS Actividades de
Construccion y Servicios SA	7,798	289
Bankinter SA	30,358	267
Enagas SA	9,525	250
Bankia SA	195,566	237
Distribuidora Internacional
de Alimentacion SA	26,172	156
Mapfre SA	43,005	150
* Mediaset Espana
Comunicacion SA	7,535	104

	Acerinox SA	6,508	91
	Acciona SA	999	82
	Zardoya Otis SA	7,340	68
	Banco Popular Espanol SA	12	—
			15,572
Sweden (2.1%)
	Nordea Bank AB	136,263	1,676
	Swedbank AB Class A	45,710	1,083
	Hennes & Mauritz AB
	Class B	41,070	1,017
	Investor AB Class B	19,464	889
	Svenska Handelsbanken AB
	Class A	61,858	878
	Skandinaviska Enskilda
	Banken AB Class A	60,401	695
	Telia Co. AB	113,204	461
	Skanska AB Class B	15,778	377
	SKF AB	15,160	333
	Industrivarden AB Class A	11,516	287
	Swedish Match AB	7,972	263
	Kinnevik AB	8,617	230
	Tele2 AB	14,919	150
	ICA Gruppen AB	4,171	142
	Industrivarden AB	4,118	96
	Svenska Handelsbanken AB
	Class B	2,289	32
	Skandinaviska Enskilda
	Banken AB	1,624	19
	SKF AB Class A	821	18
	Telefonaktiebolaget LM
	Ericsson Class B	2	—
			8,646
Switzerland (9.7%)
	Nestle SA	132,358	10,194
	Roche Holding AG	30,186	7,899
	Novartis AG	101,514	7,815
	UBS Group AG	149,248	2,548
	ABB Ltd.	81,745	2,003
	Zurich Insurance Group AG	6,350	1,757
	Credit Suisse Group AG	88,916	1,356
	Swiss Re AG	14,008	1,219
	LafargeHolcim Ltd.	20,889	1,185
	Adecco Group AG	7,037	523
	SGS SA	215	484
	Swiss Life Holding AG	1,354	441
	Swisscom AG	999	436
	Kuehne & Nagel
	International AG	2,203	333
	Baloise Holding AG	1,969	289
	Swiss Prime Site AG	2,755	239
	PSP Swiss Property AG	1,721	154
*	Helvetia Holding AG	269	149
	Pargesa Holding SA	1,757	131
*	Banque Cantonale Vaudoise	119	86
			39,241

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Taiwan (5.1%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	1,000,000	6,442
Hon Hai Precision Industry
Co. Ltd.	642,000	2,101
Formosa Plastics Corp.	213,000	640
Nan Ya Plastics Corp.	242,000	583
Formosa Chemicals &
Fibre Corp.	186,000	572
Cathay Financial Holding
Co. Ltd.	346,000	554
Delta Electronics Inc.	92,600	521
Fubon Financial Holding
Co. Ltd.	314,000	492
CTBC Financial Holding
Co. Ltd.	786,120	491
MediaTek Inc.	65,000	467
Chunghwa Telecom
Co. Ltd. ADR	11,247	381
Uni-President Enterprises
Corp.	202,000	373
Mega Financial Holding
Co. Ltd.	452,000	363
Catcher Technology Co. Ltd.	33,000	339
Asustek Computer Inc.	30,996	304
First Financial Holding
Co. Ltd.	421,425	257
Taiwan Mobile Co. Ltd.	66,000	244
Advanced Semiconductor
Engineering Inc. ADR	37,787	237
Quanta Computer Inc.	113,000	234
Pegatron Corp.	79,000	233
President Chain Store Corp.	26,000	226
Hotai Motor Co. Ltd.	19,000	219
Formosa Petrochemical
Corp.	60,000	210
Yuanta Financial Holding
Co. Ltd.	479,000	205
Taiwan Semiconductor
Manufacturing Co. Ltd. ADR	6,160	204
Hua Nan Financial Holdings
Co. Ltd.	330,928	185
Lite-On Technology Corp.	98,194	171
Far EasTone
Telecommunications
Co. Ltd.	69,000	170
Taiwan Cement Corp.	141,000	164
China Development
Financial Holding Corp.	586,000	162
United Microelectronics
Corp. ADR	83,322	162
Cheng Shin Rubber Industry
Co. Ltd.	76,997	159
Chunghwa Telecom Co. Ltd.	46,000	156

AU Optronics Corp. ADR	37,900	153
Taishin Financial Holding
Co. Ltd.	371,275	153
Pou Chen Corp.	109,000	153
Foxconn Technology Co. Ltd.	49,190	150
Siliconware Precision
Industries Co. Ltd. ADR	17,663	142
Far Eastern New Century
Corp.	165,000	139
Compal Electronics Inc.	198,000	133
SinoPac Financial Holdings
Co. Ltd.	424,400	130
Advanced Semiconductor
Engineering Inc.	91,342	114
Wistron Corp.	113,256	107
Novatek Microelectronics
Corp.	27,000	104
Asia Cement Corp.	105,000	104
Inventec Corp.	130,999	97
Eclat Textile Co. Ltd.	8,000	87
Teco Electric and Machinery
Co. Ltd.	81,000	80
Vanguard International
Semiconductor Corp.	40,000	76
Chicony Electronics Co. Ltd.	28,020	74
Realtek Semiconductor Corp.	18,000	61
Synnex Technology
International Corp.	53,000	57
Feng TAY Enterprise Co. Ltd.	13,000	50
Taiwan Secom Co. Ltd.	16,000	47
Nanya Technology Corp.	27,000	43
Taiwan Fertilizer Co. Ltd.	29,000	39
Feng Hsin Steel Co. Ltd.	23,000	39
Formosa Taffeta Co. Ltd.	35,000	36
United Microelectronics
Corp.	91,000	36
Eternal Materials Co. Ltd.	32,320	35
China Airlines Ltd.	101,000	31
Transcend Information Inc.	9,000	31
Capital Securities Corp.	76,000	25
China Motor Corp.	27,000	25
U-Ming Marine Transport
Corp.	24,000	24
Far Eastern International
Bank	64,260	20
Wan Hai Lines Ltd.	36,000	20
Cathay Real Estate
Development Co. Ltd.	25,900	17
Cheng Uei Precision
Industry Co. Ltd.	11,000	15
Siliconware Precision
Industries Co. Ltd.	8,000	13
		20,881

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Thailand (0.8%)
PTT PCL	60,200	676
Siam Cement PCL NVDR	28,300	438
Siam Commercial Bank PCL
(Local)	71,200	321
Advanced Info Service PCL
(Local)	49,104	248
PTT Global Chemical PCL	88,099	191
Krung Thai Bank PCL	280,100	160
Siam Commercial Bank PCL	30,700	138
Charoen Pokphand Foods
PCL	177,000	137
Bangkok Bank PCL (Foreign)	22,100	119
Siam Cement PCL (Foreign)	7,550	117
Intouch Holdings PCL (Local)	69,100	107
Banpu PCL (Local)	187,050	104
Thai Oil PCL	38,900	88
Thai Union Group PCL	135,900	84
IRPC PCL	496,100	80
Electricity Generating PCL	12,297	78
Land & Houses PCL	244,900	73
Delta Electronics Thailand
PCL	21,200	56
Ratchaburi Electricity
Generating Holding PCL
(Local)	29,000	42
Glow Energy PCL	16,500	39
Siam City Cement PCL (Local)	4,200	34
Intouch Holdings PCL NVDR	18,400	28
BEC World PCL	39,200	21
Banpu PCL	1,450	1
Total Access Communication
PCL (Local)	100	—
		3,380
Turkey (0.2%)
Tupras Turkiye Petrol
Rafinerileri AS	5,465	138
* Turkcell Iletisim Hizmetleri
AS	35,076	123
Eregli Demir ve Celik
Fabrikalari TAS	59,865	110
Arcelik AS	8,783	58
Tofas Turk Otomobil
Fabrikasi AS	5,298	44
Turk Telekomunikasyon AS	20,471	37
Enka Insaat ve Sanayi AS	23,203	36
Petkim Petrokimya
Holding AS	22,716	31
Ford Otomotiv Sanayi AS	2,713	30
TAV Havalimanlari Holding AS 5,786		24
Turk Traktor ve Ziraat
Makineleri AS	513	11
Aygaz AS	2,512	10
Akcansa Cimento AS	1,501	5
		657

United Arab Emirates (0.2%)
Emirates Telecommunications
Group Co. PJSC	73,617	350
Abu Dhabi Commercial Bank
PJSC	80,191	151
Dubai Islamic Bank PJSC	54,655	87
Aldar Properties PJSC	139,322	81
Emaar Malls PJSC	96,722	68
Union National Bank PJSC	45,237	62
DAMAC Properties Dubai
Co. PJSC	69,007	48
Dubai Investments PJSC	52,278	30
Air Arabia PJSC	88,555	25
* Dubai Financial Market PJSC	61,957	19
Al Waha Capital PJSC	33,830	17
Union Properties PJSC	24,088	7
National Bank of Abu Dhabi
PJSC	2,184	7
		952
United Kingdom (16.1%)
HSBC Holdings plc	862,324	7,111
British American
Tobacco plc	80,214	5,419
Royal Dutch Shell plc
Class A	186,920	4,854
BP plc	819,772	4,693
Royal Dutch Shell plc
Class B	164,340	4,373
GlaxoSmithKline plc	211,956	4,266
AstraZeneca plc	54,400	3,258
Vodafone Group plc	1,146,474	2,953
Lloyds Banking Group plc	2,891,581	2,598
National Grid plc	161,009	2,085
Rio Tinto plc	51,944	2,049
Imperial Brands plc	41,337	2,024
BT Group plc	361,714	1,427
BHP Billiton plc	90,173	1,375
Aviva plc	172,761	1,175
WPP plc	54,664	1,171
BAE Systems plc	135,753	1,103
Legal & General Group plc	253,021	806
SSE plc	43,070	776
Centrica plc	237,187	608
Sky plc	45,575	585
Old Mutual plc	212,602	534
ITV plc	157,683	429
Kingfisher plc	94,988	420
Persimmon plc	13,338	402
Standard Life plc	83,169	391
United Utilities Group plc	28,773	363
Taylor Wimpey plc	137,690	357
Next plc	6,192	345
RSA Insurance Group plc	43,387	335
Barratt Developments plc	43,761	328

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
International Consolidated
Airlines Group SA
(London Shares)	44,642	324
St. James’s Place plc	21,657	322
Marks & Spencer Group plc	67,292	319
Severn Trent plc	10,284	310
TUI AG	19,817	288
Pearson plc	34,661	286
Provident Financial plc	6,412	266
G4S plc	66,509	263
Direct Line Insurance
Group plc	57,551	260
J Sainsbury plc	69,114	246
DS Smith plc	43,402	243
Berkeley Group Holdings plc	5,627	237
Admiral Group plc	8,652	225
Meggitt plc	34,485	206
Bellway plc	5,532	204
Royal Mail plc	38,917	203
IMI plc	12,233	203
Tate & Lyle plc	20,656	203
Capita plc	27,907	201
Inmarsat plc	18,911	200
Investec plc	26,968	200
Inchcape plc	17,868	198
Pennon Group plc	17,182	191
Dixons Carphone plc	42,087	183
Booker Group plc	69,355	174
John Wood Group plc	15,699	154
Polymetal International plc	11,407	150
Aberdeen Asset
Management plc	40,540	146
William Hill plc	36,547	139
easyJet plc	9,011	136
Henderson Group plc	43,387	130
Petrofac Ltd.	10,888	115
Ashmore Group plc	14,790	67
TalkTalk Telecom Group plc	14	—
* Standard Chartered plc	3	—
		65,605
Total Common Stocks
(Cost $378,267)		405,032

Temporary Cash Investment (2.9%)[1]
Money Market Fund (2.9%)
[4,5] Vanguard Market Liquidity
Fund, 1.034%
(Cost $12,011)	120,095	12,012
Total Investments (102.6%)
(Cost $390,278)		417,044
Other Assets and Liabilities (-2.6%)
Other Assets
Investment in Vanguard		27
Receivables for Accrued Income		1,329
Receivables for Capital Shares Issued		206
Other Assets [6]		1,403
Total Other Assets		2,965
Liabilities
Payables for Investment Securities
Purchased		(2,449)
Collateral for Securities on Loan		(10,875)
Payables for Capital Shares Redeemed		(8)
Payables to Vanguard		(84)
Other Liabilities		(300)
Total Liabilities		(13,716)
Net Assets (100%)		406,293

At April 30, 2017, net assets consisted of:
		Amount
		($000)
Paid-in Capital		376,294
Undistributed Net Investment Income		2,171
Accumulated Net Realized Gains		999
Unrealized Appreciation (Depreciation)
Investment Securities		26,766
Futures Contracts		16
Forward Currency Contracts		35
Foreign Currencies		12
Net Assets		406,293

International High Dividend Yield Index Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 417,360 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,218
Net Asset Value Per Share—
Investor Shares	$24.48

ETF Shares—Net Assets
Applicable to 4,594,793 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	281,163
Net Asset Value Per Share—
ETF Shares	$61.19

Admiral Shares—Net Assets
Applicable to 3,875,853 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	114,912
Net Asset Value Per Share—
Admiral Shares	$29.65

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $10,140,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 2.6%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, the aggregate value of these securities was $1,737,000, representing 0.4% of net assets.
3 “Other” represents securities that are not classified by the fund’s benchmark index.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $10,875,000 of collateral received for securities on loan.
6 Cash of $399,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Statement of Operations

Six Months Ended
April 30, 2017
($000)
Investment Income
Income
Dividends[1]	5,515
Interest[2]	8
Securities Lending—Net	77
Total Income	5,600
Expenses
The Vanguard Group—Note B
Investment Advisory Services	36
Management and Administrative—Investor Shares	5
Management and Administrative—ETF Shares	205
Management and Administrative—Admiral Shares	91
Marketing and Distribution—Investor Shares	1
Marketing and Distribution—ETF Shares	7
Marketing and Distribution—Admiral Shares	4
Custodian Fees	94
Shareholders’ Reports—Investor Shares	6
Shareholders’ Reports—ETF Shares	14
Shareholders’ Reports—Admiral Shares	14
Total Expenses	477
Net Investment Income	5,123
Realized Net Gain (Loss)
Investment Securities Sold[2]	4,335
Futures Contracts	275
Foreign Currencies and Forward Currency Contracts	(2)
Realized Net Gain (Loss)	4,608
Change in Unrealized Appreciation (Depreciation)
Investment Securities	22,029
Futures Contracts	20
Foreign Currencies and Forward Currency Contracts	(19)
Change in Unrealized Appreciation (Depreciation)	22,030
Net Increase (Decrease) in Net Assets Resulting from Operations	31,761

1 Dividends are net of foreign withholding taxes of $551,000.

2 Interest income and realized net gain (loss) from an affiliated company of the fund were $7,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Statement of Changes in Net Assets

		February 25,
	Six Months Ended	2016[1] to
	April 30,	October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,123	2,346
Realized Net Gain (Loss)	4,608	(227)
Change in Unrealized Appreciation (Depreciation)	22,030	4,799
Net Increase (Decrease) in Net Assets Resulting from Operations	31,761	6,918
Distributions
Net Investment Income
Investor Shares	(71)	(32)
ETF Shares	(2,398)	(1,192)
Admiral Shares	(1,039)	(563)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(3,508)	(1,787)
Capital Share Transactions
Investor Shares	6,626	2,884
ETF Shares	146,141	112,659
Admiral Shares	21,680	82,919
Net Increase (Decrease) from Capital Share Transactions	174,447	198,462
Total Increase (Decrease)	202,700	203,593
Net Assets
Beginning of Period	203,593
End of Period[2]	406,293	203,593

1	Inception.
2	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,171,000 and $555,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Financial Highlights

Investor Shares
	Six Months	Feb. 25,
	Ended	2016[1] to
	April 30,	Oct. 31,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period	$22.24	$20.00
Investment Operations
Net Investment Income	. 416 [2]	.578 [2]
Net Realized and Unrealized Gain (Loss) on Investments	2.083	2.059
Total from Investment Operations	2.499	2.637
Distributions
Dividends from Net Investment Income	(.259)	(.397)
Distributions from Realized Capital Gains	—	—
Total Distributions	(. 259)	(. 397)
Net Asset Value, End of Period	$24.48	$22.24

Total Return[3]	11.30%	13.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10	$3
Ratio of Total Expenses to Average Net Assets	0.42%	0.42%[4,5]
Ratio of Net Investment Income to Average Net Assets	3.36%	3.55%[4]
Portfolio Turnover Rate [6]	14%	6%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4	Annualized.
5	The ratio of total expenses to average net assets before an expense reimbursement of 0.31% was 0.73%. See Note B in the Notes to Financial Statements.
6	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Financial Highlights

ETF Shares
	Six Months	Feb. 25,
	Ended	2016[1] to
	April 30,	Oct. 31,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period	$55.61	$50.00
Investment Operations
Net Investment Income	1.026 [2]	1.323[2]
Net Realized and Unrealized Gain (Loss) on Investments	5.257	5.305
Total from Investment Operations	6.283	6.628
Distributions
Dividends from Net Investment Income	(.703)	(1.018)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.703)	(1.018)
Net Asset Value, End of Period	$61.19	$55.61

Total Return	11.37%	13.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$281	$117
Ratio of Total Expenses to Average Net Assets	0.32%	0.32%[3,4]
Ratio of Net Investment Income to Average Net Assets	3.46%	3.65%[3]
Portfolio Turnover Rate [5]	14%	6%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	The ratio of total expenses to average net assets before an expense reimbursement of 0.31% was 0.63%. See Note B in the Notes to Financial Statements.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Financial Highlights

Admiral Shares
	Six Months	March 2,
	Ended	2016[1] to
	April 30,	Oct. 31,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period	$26.92	$25.00
Investment Operations
Net Investment Income	. 459 [2]	.597[2]
Net Realized and Unrealized Gain (Loss) on Investments	2.586	1.817
Total from Investment Operations	3.045	2.414
Distributions
Dividends from Net Investment Income	(.315)	(.494)
Distributions from Realized Capital Gains	—	—
Total Distributions	(. 315)	(. 494)
Net Asset Value, End of Period	$29.65	$26.92

Total Return[3]	11.38%	9.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$115	$84
Ratio of Total Expenses to Average Net Assets	0.32%	0.32%[4,5]
Ratio of Net Investment Income to Average Net Assets	3.46%	3.65%[4]
Portfolio Turnover Rate [6]	14%	6%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4	Annualized.
5	The ratio of total expenses to average net assets before an expense reimbursement of 0.31% was 0.63%. See Note B in the Notes to Financial Statements.
6	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard International High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers three classes of shares: Investor Shares, ETF Shares, and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades

International High Dividend Yield Index Fund

futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended April 30, 2017, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax year ended October 31, 2016, and for the period ended April 30, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned.

International High Dividend Yield Index Fund

Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2017, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board

International High Dividend Yield Index Fund

of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2017, the fund had contributed to Vanguard capital in the amount of $27,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

During the period ended October 31, 2016, the fund incurred higher than anticipated custody costs because of a higher volume of securities transactions, which included transactions from a rebalance of the benchmark index shortly after the fund’s inception. Because of these factors, Vanguard has agreed to reimburse the fund for the unanticipated custody costs, in the amount of $294,000 (an effective annual rate of 0.31% of the fund’s average net assets); the fund is not obligated to repay this amount to Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	40,085	—	—
Common Stocks—Other	1,742	362,981	224
Temporary Cash Investments	12,012	—	—
Futures Contracts—Assets[1]	3	—	—
Forward Currency Contracts—Assets	—	334	—
Forward Currency Contracts—Liabilities	—	(299)	—
Total	53,842	363,016	224
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $5,545,000 based on Level 1 inputs were transferred from Level 2 during the fiscal period.

International High Dividend Yield Index Fund

D. At April 30, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	3	334	337
Other Liabilities	—	(299)	(299)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2017, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	275	—	275
Forward Currency Contracts	—	(18)	(18)
Realized Net Gain (Loss) on Derivatives	275	(18)	257

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	20	—	20
Forward Currency Contracts	—	35	35
Change in Unrealized Appreciation (Depreciation) on Derivatives	20	35	55

At April 30, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	June 2017	19	726	5
MSCI Emerging Market Index	June 2017	9	441	11
S&P ASX 200 Index	June 2017	1	111	—
				16

Unrealized appreciation (depreciation) on open futures contracts, except for S&P ASX 200 Index, is required to be treated as realized gain (loss) for tax purposes.

International High Dividend Yield Index Fund

At April 30, 2017, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
				Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Goldman Sachs International	06/21/17	EUR	13,618	USD	14,656	219
Bank of America, N.A.	06/20/17	AUD	3,893	USD	2,994	(82)
BNP Paribas	06/21/17	EUR	1,364	USD	1,471	18
Goldman Sachs International	06/20/17	AUD	440	USD	333	(4)
Barclays Bank plc	06/21/17	EUR	270	USD	291	4
Bank of America, N.A.	06/21/17	EUR	263	USD	282	5
BNP Paribas	06/20/17	AUD	287	USD	220	(5)
Barclays Bank plc	06/20/17	AUD	288	USD	217	(2)
BNP Paribas	06/21/17	USD	11,260	EUR	10,436	(138)
Goldman Sachs International	06/20/17	USD	3,223	AUD	4,201	80
Goldman Sachs International	06/21/17	USD	3,124	EUR	2,902	(46)
Barclays Bank plc	06/21/17	USD	974	EUR	912	(22)
BNP Paribas	06/21/17	USD	731	EUR	669	1
Bank of America, N.A.	06/20/17	USD	222	AUD	289	6
Barclays Bank plc	06/20/17	USD	219	AUD	291	1
						35
AUD—Australian dollar.
EUR—Euro.
USD—U.S. dollar.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2017, the fund realized $3,385,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

International High Dividend Yield Index Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2016, the fund had available capital losses of $227,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2017, the cost of investment securities for tax purposes was $390,305,000. Net unrealized appreciation of investment securities for tax purposes was $26,739,000, consisting of unrealized gains of $30,336,000 on securities that had risen in value since their purchase and $3,597,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended April 30, 2017, the fund purchased $214,316,000 of investment securities and sold $37,215,000 of investment securities, other than temporary cash investments. Purchases and sales include $123,885,000 and $16,744,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		April 30, 2017	October 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares[1]
Issued [2]	8,807	378	4,632	214
Issued in Lieu of Cash Distributions	67	3	29	1
Redeemed [3]	(2,248)	(97)	(1,777)	(82)
Net Increase (Decrease)—Investor Shares	6,626	284	2,884	133
ETF Shares[1]
Issued [2]	164,366	2,795	112,659	2,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed [3]	(18,225)	(300)	—	—
Net Increase (Decrease)—ETF Shares	146,141	2,495	112,659	2,100
Admiral Shares[4]
Issued [2]	43,394	1,543	90,853	3,415
Issued in Lieu of Cash Distributions	911	32	352	13
Redeemed [3]	(22,625)	(814)	(8,286)	(313)
Net Increase (Decrease)—Admiral Shares	21,680	761	82,919	3,115
1 Inception was February 25, 2016, for Investor Shares and ETF Shares.
2 Includes purchase fees for fiscal 2017 and 2016 of $71,000 and $0, respectively (fund totals).
3 Net of redemption fees for fiscal 2017 and 2016 of $7,000 and $0, respectively (fund totals).
4 Inception was March 2, 2016, for Admiral Shares.

H. Management has determined that no material events or transactions occurred subsequent to April 30, 2017, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	10/31/2016	4/30/2017	Period
Based on Actual Fund Return
International Dividend Appreciation Index Fund
Investor Shares	$1,000.00	$1,092.65	$1.82
ETF Shares	1,000.00	1,093.55	1.30
Admiral Shares	1,000.00	1,093.48	1.30
International High Dividend Yield Index Fund
Investor Shares	$1,000.00	$1,113.01	$2.20
ETF Shares	1,000.00	1,113.69	1.68
Admiral Shares	1,000.00	1,113.76	1.68
Based on Hypothetical 5% Yearly Return
International Dividend Appreciation Index Fund
Investor Shares	$1,000.00	$1,023.06	$1.76
ETF Shares	1,000.00	1,023.55	1.25
Admiral Shares	1,000.00	1,023.55	1.25
International High Dividend Yield Index Fund
Investor Shares	$1,000.00	$1,022.71	$2.11
ETF Shares	1,000.00	1,023.21	1.61
Admiral Shares	1,000.00	1,023.21	1.61

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the International Dividend Appreciation Index Fund, 0.35% for Investor Shares, 0.25% for ETF Shares, and 0.25% for Admiral Shares; and for the International High Dividend Yield Index Fund, 0.42% for Investor Shares, 0.32% for ETF Shares, and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund has renewed the funds’ investment advisory arrangements with The Vanguard Group, Inc. (Vanguard)—through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the funds since their inceptions in 2016 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered each fund’s performance since its inception in 2016, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s performance since inception can be found in the Performance Summary section of this report.

Cost

The board concluded that the funds’ expense ratios were well below the average expense ratios charged by funds in their peer groups and that the funds’ advisory expenses were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Fair-Value Pricing. Fair-value adjustments, which are required by the Securities and Exchange Commission, address pricing discrepancies that may arise because of time-zone differences among global stock markets. Foreign stocks may trade on exchanges that close many hours before a fund’s closing share price is calculated in the United States, generally at 4 p.m., Eastern time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change—because of company-specific announcements or market-wide developments, for example. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the fund’s daily net asset value, thus ensuring that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the fund and that of its benchmark index—a difference that usually corrects itself when the foreign markets reopen.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 197 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2005), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory

Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley John James Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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All comparative mutual fund data are from Lipper, a	Global Debt Capital Markets Inc. (”FTSE TMX”). All
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addition, you may obtain a free report on how your fund	information purposes only. No responsibility or liability
voted the proxies for securities it owned during the 12	can be accepted by the London Stock Exchange Group
months ended June 30. To get the report, visit either	companies nor its licensors for any errors or for any
vanguard.com/proxyreporting or sec.gov.	loss from use of this publication. Neither the London
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You can review and copy information about your fund at	licensors make any claim, prediction, warranty or
the SEC’s Public Reference Room in Washington, D.C. To	representation whatsoever, expressly or impliedly,
find out more about this public service, call the SEC at	either as to the results to be obtained from the use of
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available on the SEC’s website, and you can receive	Indexes for any particular purpose to which they might
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request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q20152 062017

(Insert semi-annual report(s) here)

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

Not Applicable.

0448435, v0.57

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

0448435, v0.57

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

BY:	/s/ F. WILLIAM MCNABB III* F. WILLIAM MCNABB III CHIEF EXECUTIVE OFFICER

Date: June 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS

BY:	/s/ F. WILLIAM MCNABB III* F. WILLIAM MCNABB III CHIEF EXECUTIVE OFFICER

Date: June 15, 2017
VANGUARD WHITEHALL FUNDS

BY:	/s/ THOMAS J. HIGGINS* THOMAS J. HIGGINS CHIEF FINANCIAL OFFICER

Date: June 15, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number 33-32548, Incorporated by Reference.

0448435, v0.57